UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA	01111
(Address of principal executive offices)		(Zip code)
Richard J. Byrne
1295 State Street, Springfield, MA	01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	413-788-8411

Date of fiscal year end:	12/31/2012

Date of reporting period:	12/31/2012

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Annual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2012

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate.”

December 31, 2012

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2012. Navigating an environment that included both continued global economic malaise and positive signs for the future, investors drove most major equity markets worldwide to strong advances for the period, despite the volatility and weak stock performance that characterized both the second and fourth quarters of 2012.

The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors for much of the year. Other reasons for optimism that emerged over the course of 2012 included signs of a strengthening U.S. housing market, positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics and gross domestic product (GDP) figures.

As 2012 wound down, investors watched and reacted to news surrounding the November U.S. elections and the countdown to the so-called fiscal cliff, a combination of tax hikes and spending cuts set to take effect early in 2013 unless Congress could agree on an alternate plan. Market volatility increased as the year-end fiscal cliff deadline approached, but news about a possible agreement on the last day of the year helped stocks finish 2012 with a rally, and a signed bill addressing many tax issues was in place by the end of the first trading day of 2013.

Investing guidelines for retirement investors

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.*

Who Matters Most to You Says the Most About You.SM

At MassMutual, our customers matter most to us, which is why one of our primary goals is to give retirement investors tools they can use to help them achieve their long-term financial goals. You may want to take this opportunity to make an appointment with your financial professional, so you can evaluate your current retirement-planning strategy and determine whether or not you need to fine-tune the plan – based on your long-term investment objectives, time frame, and risk tolerance. We know how important your financial future is to you, so we thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2012

Stock markets climb despite ongoing uncertainty

In 2012, optimistic investors overcame concerns about the sovereign debt crisis in Europe, slow growth in China, and an improving, but still unsteady, economy here at home to drive stock markets across the globe to solid advances. Investors also contended with game-changing questions in 2012, including who would win the U.S. Presidential and key congressional races and whether or not the uncertainty over the impending “fiscal cliff” would be resolved. (“Fiscal cliff” is the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The U.S. Federal Reserve (the “Fed”) and other central banks from around the world helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates continued to remain near historical lows. Additionally, U.S. manufacturing, employment, gross domestic product (“GDP”), and housing statistics told a story of an economy unsure of its strength at times, but still indicated continued improvement overall for the year.

The price of oil gyrated up and down throughout much of 2012, going from around $103 per barrel in early January, to a low of nearly $78 in late June, before closing the year at $92. Gasoline prices mainly moved in a similar fashion, with consumers getting some relief at the pumps during the early summer of 2012 in between bouts with much higher prices overall – and prices that once again began to escalate as 2013 approached. Gold started the period at around $1,616 per ounce and fluctuated over the 12 months, peaking at $1,781 on October 5. The price of the precious metal ended the year at $1,675.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April 2012 that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist (the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms) through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

Equities rewarded investors for the year ended December 31, 2012, with foreign stocks outpacing most U.S. counterparts. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advanced 18.22%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, gained 17.32% for the year. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) was the leader among domestic broad-market indexes and rose an impressive 17.45%. The small-cap Russell 2000® Index and large-cap S&P 500® Index (the “S&P 500”) picked up 16.35% and 16.00%, respectively. The blue-chip Dow Jones Industrial AverageSM (the “Dow”) lagged other U.S. stock indexes, but still posted a double-digit advance, rising 10.24%.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.81%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 4.21%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.51%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.07%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

First quarter: Stocks outperform bonds to start the year

U.S. and foreign stocks rose solidly in the first quarter of 2012, with share prices grounding out steady gains punctuated by brief and shallow corrections. Bonds underperformed stocks across the board. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported in the first quarter that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011. The economy typically expands by more than 3% annually during an economic recovery, which is the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs: In January 2012, the Commerce Department reported that sales of new homes had unexpectedly dropped in the previous month. In February 2012, however, reports indicated that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Greece’s fiscal situation brightened in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter in 2012, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first quarter, worsened once again. Consequently, foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from their early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

Prices on Spanish and Italian debt fell during the second quarter, after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concern began building around the prospect of Greece leaving the euro zone. Later in the quarter, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Third quarter: Stocks on top; central banks come to the rescue

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bonds trailed equities in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Conversely, corporate bonds, including high-yield debt, did well, but lost some momentum late in the quarter. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Fourth quarter: Stocks mixed; U.S. re-elects President Obama

U.S. stocks turned in a mixed performance for the fourth quarter of 2012, with the most widely followed indexes (the S&P 500, the NASDAQ, and the Dow) declining while small- and mid-cap stock benchmarks advanced. Foreign stocks from developed and emerging markets rose solidly. Bonds were mainly flat, with the exception of high-yield issues, which outperformed most U.S. stock indexes. There was considerable volatility during the period. Stocks declined immediately after the November elections – which included the re-election of President Obama along with Republicans and Democrats maintaining their majorities in the House and Senate, respectively – but negative sentiment persisted for only a brief time, as the market recovered much of its loss by the end of the month. In December, share prices advanced irregularly for much of the month before falling back later on investor concerns that time was running out for lawmakers to reach an agreement to avoid the approaching fiscal cliff. The final day of the year saw all of the major stock indexes turn in healthy advances amid rumors of an impending agreement. In a last-ditch effort, legislators finally struck a deal on New Year’s Day that addresses many tax issues but leaves other questions unresolved.

The November jobs report, released in the first week of December, was surprisingly positive – at least at the headline level. The unemployment rate declined to 7.7% from 7.9% due to lower job market participation, and many more jobs were created than had been forecasted. Third-quarter U.S. GDP, a measure of all final goods and services produced in the nation, underwent an upward revision in December – from 2.7% to 3.1% – and both figures were considerable improvements over the 1.3% rate of expansion posted in the second quarter of 2012. The fourth quarter brought signs of stabilization in the economies of key emerging markets such as China, which had been experiencing slowing economic growth for most of the year. In contrast, much of Europe remained in a recession along with Japan as the year drew to a close.

As 2013 got underway, investors had plenty to occupy their attention, including ongoing economic concerns in Europe and the Far East as well as the still-unresolved aspects of the fiscal cliff here at home. The U.S. will hog the spotlight in the near future as key battles remain in Washington, such as those that focus on the debt ceiling, upcoming spending cuts, and tax and entitlement reform, which many see as key to long-term federal deficit reduction and economic strength. We expect investors will pay attention to these developments and numerous others, as they search for indications about what may lie ahead for the world’s financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 12.65%, trailing the 16.00% return of the S&P 500® Index (the “stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outpaced the 4.21% return of the Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. The Fund also outpaced the 11.87% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund outperformed the 11.31% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2012, we positioned the Fund to take advantage of the wariness that investors seemed to have for the economy and the market. Relative to the blend benchmark, the Fund held an overweight position in U.S. equities as well as corporate bonds to varying degrees throughout the year. In May and June 2012, when many investors believed that the cycle was coming to an end, we nevertheless maintained the Fund’s overweight position in equities, a move that benefited performance in the summer and early fall of 2012.

Within the Fund’s equity component, we bought and sold stocks as their fundamentals changed, but we did so with a belief that this would be a long business cycle and that we wanted to own these companies for the long term. By sector, financial services stood out. As the fundamentals of that sector improved – along with credit markets and the housing market – we increased the Fund’s allocation to this sector. Although the Fund held an underweight position in energy (other than oil), our stock selection in this sector was additive to performance. In particular, the Fund has held an overweight stake in certain coal companies, as we believe that they are a good value with improving fundamentals. On a stock-specific basis, grocery retailer SUPERVALU® and customer communication technologies giant Pitney Bowes were both Fund holdings that detracted from performance. Conversely, homebuilder PulteGroupTM and Dean Foods were Fund holdings that advanced over the year.

Within the Fund’s fixed-income component, investment-grade corporate bonds were the standout performers. Within corporate bonds, the Fund’s holdings in the industrials sector were the main performance drivers for the Fund. Fund holdings in the real estate investment trusts (REITs) and building products market segments also fueled Fund performance, as did Fund holdings in the financials sector.

Within the securitized sector, holdings in mortgage-backed securities (“MBS”) added to the Fund’s performance along with commercial mortgage-backed securities (“CMBS”). The outlook for CMBS strengthened, and we maintained the Fund’s overweight position in this sector. The Fund used derivative instruments mainly for hedging purposes. In aggregate, these positions slightly detracted from performance over the year.

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In fixed income, we feel that corporate fundamentals look strong, though the rate of improvement has slowed. In our view, valuations look fair in many sectors. With respect to equities, company fundamentals are no longer accelerating and slowing growth is impacting profits. While these may be warning signals about this cycle, our view remains that stocks represent long-term value in an absolute sense and relative to bonds. We believe that fundamentals may begin slowing after a long, profitable run. If this occurs, the backdrop of a long investment cycle will still be with us. Corporations are investing in equipment faster than they are depreciating assets, which signifies that the economy is entering an investment cycle. Companies have a long way to go to make up for the years of under-investing. Our view is that the current business cycle may be longer and stronger than most expect.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

Common Stock	61.5%
Corporate Debt	14.5%
U.S. Government Agency Obligations and Instrumentalities	11.3%
Non-U.S. Government Agency Obligations	5.8%
U.S. Treasury Obligations	3.7%
Sovereign Debt Obligations	0.3%
Municipal Obligations	0.2%

Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%

Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	12.65%	4.34%	7.05%
S&P 500 Index*	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
Lipper Balanced Fund Index	11.87%	2.80%	6.50%
Custom Balanced Index	11.31%	4.02%	6.74%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	12.36%	6.28%
S&P 500 Index*	16.00%	4.59%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
Lipper Balanced Fund Index	11.87%	4.97%
Custom Balanced Index	11.31%	5.93%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 64% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 36% of the Fund’s portfolio, as of December 31, 2012.

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 16.05%, trailing the 17.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Fund’s OFI component, three of the top five Fund holdings were within the financials sector, with the other two coming from the consumer discretionary sector. These holdings were banking giants Goldman Sachs, Wells Fargo, and JPMorgan Chase, in financials, which all performed well during the year. Following several moves by the Federal Reserve to help spur growth, bank stocks generally rallied during 2012, and financials was among the top-performing benchmark sectors. Standout Fund holdings in consumer discretionary included Comcast – a cable provider whose high-speed Internet subscriptions continued to grow – and home improvement retailer Lowe’s, which rallied on a strong earnings report that saw profits increase by 76%. Specific Fund holdings that detracted from performance for the year included Navistar International (in the industrials sector), Humana (in health care), The PNC Financial Services Group (in financials), and Chevron Corp. and Penn West Petroleum Ltd. (both in the energy sector). New Fund holding Navistar is a manufacturer of commercial and military trucks that was negatively impacted by higher costs. Humana, Inc. reported a decrease in profits. Chevron experienced decreased profits on a decline in oil and natural gas production. Penn West, an oil and gas exploration and production company, suffered as the fluctuating price of oil put pressure on energy stocks. We sold the Fund’s position in Penn West.

Performance for the Fund’s Loomis Sayles component was very broad based, as Fund holdings in all 10 sectors represented in the benchmark contributed positively to returns. The strongest absolute performers were in the consumer discretionary, consumer staples, and energy sectors. On a relative basis, the Fund benefited primarily from stock selection, not sector allocation – especially in the information technology and health care sectors. On a stock-specific basis, Fund holdings Comcast, JPMorgan Chase, and Discover Financial Services (a credit card issuer and electronic payment services company) all contributed to returns. On the downside, the Fund’s investments in SM Energy (an independent energy company), Exelon Corp (a utility services company), and Norfolk Southern (a rail transportation services company) detracted from full-year performance. SM energy underperformed, as the company’s exposure to natural gas prices caused challenges. We sold the Fund’s position in Exelon, as the company’s earnings power and cash flow were being eroded by the decline in natural gas prices. Norfolk announced that a drop in coal shipments and lower fuel surcharge revenue hurt second-half profits.

Subadviser outlook

OFI reports that, as of December 31, 2012, the OFI component had its most significant overweight positions relative to the benchmark in the health care, consumer staples, and materials sectors, with its largest underweight positions in the financials, energy, and utilities sectors. Despite the prospect of ongoing market volatility, OFI remains optimistic regarding its investment strategy.

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Although 2012 ended strongly, Loomis Sayles believes the outlook for 2013 remains challenging. While they feel that Capitol Hill has merely “kicked the can down the road” on the fiscal cliff issue, the markets’ focus, in their opinion, is likely to quickly shift to the debt ceiling, which could be reached as early as mid-February. Stocks declined substantially amid the debt ceiling debate in 2011 and another contentious debate is likely, with the added possibility of another U.S. debt downgrade from Standard & Poor’s. Corporations remain very cautious and focused on costs. Valuations of equities are, on balance, attractive according to Loomis Sayles, but remain under pressure as investors continue to question the sustainability of results.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/12

Chevron Corp.	4.4%
Humana, Inc.	3.1%
Exxon Mobil Corp.	3.1%
Merck & Co., Inc.	2.9%
Wells Fargo & Co.	2.8%
Honeywell International, Inc.	2.8%
UnitedHealth Group, Inc.	2.4%
Lowe’s Cos., Inc.	2.3%
Target Corp.	2.2%
Marsh & McLennan Cos., Inc.	2.1%

28.1%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/12

Financial	22.6%
Consumer, Non-cyclical	22.5%
Energy	12.4%
Communications	10.8%
Industrial	9.4%
Consumer, Cyclical	9.0%
Technology	4.2%
Basic Materials	4.1%
Utilities	3.8%
Mutual Funds	0.3%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	16.05%	-0.43%	6.23%
Russell 1000 Value Index	17.51%	0.59%	7.38%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	15.76%	2.58%
Russell 1000 Value Index	17.51%	3.79%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 5.77%, outperforming the 4.21% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2012, security selection and sector allocation were the primary contributors to Fund performance. Investment-grade corporate bonds were the standout performer for the Fund. In corporate bonds, the Fund’s industrials holdings were the main drivers of performance for the year. Real estate investment trusts (“REITs”) and building products were the best corporate market segments during the year. Fund holdings in the financials sector also contributed positively, as their prices rebounded. Major areas of focus for the Fund during the year were REITs, mining, and transportation/waste. The Fund’s largest underweight allocations, relative to the benchmark, were to aerospace/defense, pharmaceuticals, and consumer products – as these sectors appeared expensive relative to others. The Fund’s opportunistic high-yield credit allocation also helped performance, as we remained focused on short-maturity holdings in the industrials sector, which enhanced yield.

Within the securitized sector, holdings in mortgage-backed securities (“MBS”) added to the Fund’s performance along with commercial mortgage-backed securities (“CMBS”). The outlook for CMBS strengthened, and we maintained the Fund’s overweight position in this sector. Non-agency MBS also helped to drive the Fund’s performance during the 12-month period. The Fund has maintained an overweight position in this sector; however, these securities are becoming tougher to find due to low supply and strong demand. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) We continued to invest in asset-backed securities (“ABS”) to increase the Fund’s position in shorter high-quality securities with additional yield, relative to Treasuries. The Fund’s minor cash position detracted from performance slightly, as did ABS holdings backed by automobile loans.

The Fund used derivative instruments on occasion mainly for hedging purposes. In aggregate, these positions were slight detractors from performance over the year.

Subadviser outlook

In our view, the U.S. economy will grow at a sub-par pace in 2013. We feel that European sovereign concerns and the U.S. spending/deficit debate still weigh heavily on corporation expenditures, hiring, and the capital markets.

We believe U.S. interest rates are likely to remain low as the Federal Reserve (the “Fed”) has pushed back any timetable for possible rate hikes, potentially until the unemployment rate reaches 6.5%. Against this backdrop, prices of non-Treasuries have increased as investors have continued to look for income in an extended low interest rate environment. We believe that corporate fundamentals still look relatively strong, though the rate of improvement has slowed. Our view is that valuations look fair in many “spread sectors” (i.e., investment-grade corporate bonds and other non-Treasuries). Bottom-up, security-by-security fundamental credit research has become increasingly important in this environment. Consequently, we are opportunistically finding securities that we feel will add value for the Fund.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

Corporate Debt	38.4%
U.S. Government Agency Obligations and Instrumentalities	31.4%
Non-U.S. Government Agency Obligations	16.0%
U.S. Treasury Obligations	11.0%
Sovereign Debt Obligations	0.9%
Municipal Obligations	0.5%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	5.77%	6.50%	5.60%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	5.51%	7.10%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 0.00%*, in line with the 0.00% return of the Lipper Taxable Money Market Fund Index (the “benchmark”), an unmanaged index of taxable money market mutual funds. During the period, the Fund waived certain fees to allow it to achieve the 0.00%* return. The Fund’s Initial Class shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2012, the Fund continued to be hampered by a low interest rate environment engineered by the Federal Reserve (the “Fed”). Given the challenging market environment, the Fund continued to focus on high-credit-quality issuers in short-maturity, non-financial commercial paper. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) The higher returns offered by these short-term debt instruments allowed the Fund to earn additional yield over Treasury bills, whose yields remain at low levels due to their role as a safe-haven asset and the Fed’s exceptionally low federal funds target rate. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.)

The one-month LIBOR (London Interbank Offered Rate) – an interest rate used in the short-term international interbank market – steadily declined from 0.30% to end at 0.21% for the year. LIBOR rates fell during the year as the European Central Bank announced its Long Term Refinancing Operation (LTRO) at the end of 2011, a move that helped stabilize short-term markets. The three-month LIBOR declined from 0.58% to 0.31% during 2012. Despite the fact that short-term rates declined, the Fund did not change its strategy in 2012. With LIBOR rates declining and an increasing supply of short-term government securities, the yield advantage offered by high-quality commercial paper over government securities became less compelling. Consequently, we added slightly to the Fund’s Treasury and agency sector exposure.

Throughout 2012, the Fund continued to stay away from short-maturity debt investments of European banks, which benefited overall credit quality, but reduced the Fund’s opportunity for higher yields. Allocation to short, high-quality commercial paper helped boost the Fund’s overall performance.

Subadviser outlook

The Fed has pushed back any timetable for potential rate hikes until the unemployment rate reaches 6.5% or projected inflation rises more than 0.5% over the central bank’s 2% long-term goal. The Fed continued with additional monetary policy programs during the year in an effort to get to those goal levels. We continue to expect uncertainty in Europe as well as in the U.S., with the partisanship over the deficit and debt ceiling spilling into 2013.

Given these uncertainties as well as the low interest rate environment, we continue to believe that focusing on high-credit-quality issuers and short maturities is a sound strategy. This will allow us to quickly adjust to changing market conditions and maintain our commitment to preservation of capital and liquidity.

*	Amount is less than 0.005%

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Money Market Fund Asset Allocation (% of Net Assets) on 12/31/12

Commercial Paper	80.1%
U.S. Government Obligations	9.2%
Discount Notes	7.2%
Corporate Debt	2.6%
U.S. Treasury Bills	0.9%
Time Deposits	0.0%

Total Short-Term Investments	100.0%
Other Assets and Liabilities	0.0%

Net Assets	100.0%

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class and the Lipper Taxable Money Market Fund Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12		Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	0.00%	†	0.43%	1.53%
Lipper Taxable Money Market Fund Index	0.00%	†	0.53%	1.58%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

† Amount is less than 0.005%

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

MML Blend Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 61.5%

COMMON STOCK — 61.5%
Basic Materials — 1.8%
Chemicals — 1.2%
Air Products & Chemicals, Inc.	2,495	$209,630
Airgas, Inc.	72	6,573
CF Industries Holdings, Inc.	4,378	889,434
The Dow Chemical Co.	39,273	1,269,303
E.I. du Pont de Nemours & Co.	6,060	272,518
Eastman Chemical Co.	3,670	249,744
Ecolab, Inc.	22	1,582
International Flavors & Fragrances, Inc.	60	3,992
LyondellBasell Industries NV Class A	19,300	1,101,837
Monsanto Co.	14,994	1,419,182
The Mosaic Co.	5,500	311,465
PPG Industries, Inc.	5,219	706,392
Praxair, Inc.	16	1,751
The Sherwin-Williams Co.	4,793	737,259
Sigma-Aldrich Corp.	1,346	99,039

		7,279,701

Forest Products & Paper — 0.1%
International Paper Co.	10,487	417,802
MeadWestvaco Corp.	3,787	120,692

		538,494

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	45	1,366
Cliffs Natural Resources, Inc.	2,946	113,598
Nucor Corp.	13,256	572,394
United States Steel Corp.	21,742	518,981

		1,206,339

Mining — 0.2%
Alcoa, Inc.	66,926	580,918
Freeport-McMoRan Copper & Gold, Inc.	2,064	70,589
Newmont Mining Corp.	8,070	374,771
Titanium Metals Corp.	63	1,040
Vulcan Materials Co.	10,165	529,088

		1,556,406

Real Estate Investment Trusts (REITS) — 0.1%
Plum Creek Timber Co., Inc.	463	20,543
Weyerhaeuser Co.	15,226	423,588

		444,131

		11,025,071

	Number of Shares	Value
Communications — 7.8%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	7,722	$85,097
Omnicom Group, Inc.	4,647	232,164

		317,261

Internet — 1.6%
Akamai Technologies, Inc. (a)	3,326	136,067
Amazon.com, Inc. (a)	1,550	389,267
eBay, Inc. (a)	18,077	922,289
Expedia, Inc.	18,167	1,116,362
F5 Networks, Inc. (a)	770	74,805
Google, Inc. Class A (a)	4,450	3,156,696
Netflix, Inc. (a)	659	61,142
Priceline.com, Inc. (a)	1,051	652,881
Symantec Corp. (a)	55,255	1,039,347
TripAdvisor, Inc. (a)	67	2,811
VeriSign, Inc. (a)	33,491	1,300,121
Yahoo!, Inc. (a)	50,529	1,005,527

		9,857,315

Media — 2.7%
Cablevision Systems Corp. Class A	53,200	794,808
CBS Corp. Class B	17,257	656,629
Comcast Corp. Class A	109,112	4,078,607
DIRECTV (a)	17,028	854,124
Discovery Communications, Inc. Series A (a)	3,400	215,832
Gannett Co., Inc.	62,312	1,122,239
The McGraw-Hill Cos., Inc.	11,848	647,730
News Corp. Class A	77,567	1,981,061
Scripps Networks Interactive Class A	15,072	872,970
Time Warner Cable, Inc.	12,826	1,246,559
Time Warner, Inc.	23,115	1,105,590
Viacom, Inc. Class B	17,310	912,929
The Walt Disney Co.	39,112	1,947,387
The Washington Post Co. Class B	122	44,556

		16,481,021

Telecommunications — 3.4%
AT&T, Inc.	170,009	5,731,003
CenturyLink, Inc.	16,228	634,839
Cisco Systems, Inc.	236,142	4,640,190
Corning, Inc.	39,567	499,336
Crown Castle International Corp. (a)	4,100	295,856
Frontier Communications Corp.	15,056	64,440
Harris Corp.	17,270	845,539
JDS Uniphase Corp. (a)	23	311
Juniper Networks, Inc. (a)	9,089	178,781
MetroPCS Communications, Inc. (a)	50,574	502,706
Motorola Solutions, Inc.	4,137	230,348
QUALCOMM, Inc.	40,600	2,518,012

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sprint Nextel Corp. (a)	141,873	$804,420
Verizon Communications, Inc.	83,955	3,632,733
Windstream Corp.	2,156	17,852

		20,596,366

		47,251,963

Consumer, Cyclical — 5.0%
Airlines — 0.2%
Southwest Airlines Co.	120,883	1,237,842

Apparel — 0.1%
Nike, Inc. Class B	4,082	210,631
Ralph Lauren Corp.	960	143,923
VF Corp.	990	149,461

		504,015

Auto Manufacturers — 0.2%
Ford Motor Co.	96,213	1,245,958
Paccar, Inc.	22	995

		1,246,953

Automotive & Parts — 0.1%
BorgWarner, Inc. (a)	1,700	121,754
The Goodyear Tire & Rubber Co. (a)	49,451	682,918
Johnson Controls, Inc.	672	20,631

		825,303

Distribution & Wholesale — 0.0%
Fastenal Co.	82	3,828
Genuine Parts Co.	3,034	192,902
W.W. Grainger, Inc.	2	405

		197,135

Entertainment — 0.1%
International Game Technology	23,591	334,284

Home Builders — 0.1%
D.R. Horton, Inc.	4,347	85,983
Lennar Corp. Class A	2,100	81,207
PulteGroup, Inc. (a)	25,973	471,670

		638,860

Home Furnishing — 0.1%
Harman International Industries, Inc.	5,869	261,992
Whirlpool Corp.	4,463	454,110

		716,102

Housewares — 0.0%
Newell Rubbermaid, Inc.	9,338	207,957

Leisure Time — 0.1%
Carnival Corp.	9,164	336,960
Harley-Davidson, Inc.	1,602	78,242

		415,202

Lodging — 0.3%
Marriott International, Inc. Class A	9,569	356,637
Starwood Hotels & Resorts Worldwide, Inc.	5,515	316,340

	Number of Shares	Value
Wyndham Worldwide Corp.	10,109	$537,900
Wynn Resorts Ltd.	3,108	349,619

		1,560,496

Retail — 3.6%
Abercrombie & Fitch Co. Class A	334	16,022
AutoNation, Inc. (a)	499	19,810
AutoZone, Inc. (a)	1,004	355,848
Bed Bath & Beyond, Inc. (a)	3,964	221,627
Best Buy Co., Inc.	7,292	86,410
Big Lots, Inc. (a)	404	11,498
Chipotle Mexican Grill, Inc. (a)	110	32,721
Coach, Inc.	7,420	411,884
Costco Wholesale Corp.	8,266	816,433
CVS Caremark Corp.	40,264	1,946,764
Darden Restaurants, Inc.	3,254	146,658
Dollar Tree, Inc. (a)	5,440	220,646
Family Dollar Stores, Inc.	35	2,219
GameStop Corp. Class A	35,851	899,501
The Gap, Inc.	42,490	1,318,890
The Home Depot, Inc.	51,407	3,179,523
J.C. Penney Co., Inc.	29	572
Kohl’s Corp.	8,830	379,513
Limited Brands, Inc.	4,150	195,299
Lowe’s Cos., Inc.	29,295	1,040,558
Macy’s, Inc.	25,751	1,004,804
McDonald’s Corp.	4,070	359,015
Nordstrom, Inc.	4,008	214,428
O’Reilly Automotive, Inc. (a)	5,373	480,454
PetSmart, Inc.	8,000	546,720
Ross Stores, Inc.	9,792	530,237
Staples, Inc.	36,365	414,561
Starbucks Corp.	77	4,129
Target Corp.	21,586	1,277,244
Tiffany & Co.	2	115
The TJX Cos., Inc.	28,206	1,197,345
Urban Outfitters, Inc. (a)	4,400	173,184
Wal-Mart Stores, Inc.	45,422	3,099,143
Walgreen Co.	22,557	834,834
Yum! Brands, Inc.	8,135	540,164

		21,978,773

Textiles — 0.0%
Cintas Corp.	3,978	162,700

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	6,161	221,180
Mattel, Inc.	3,790	138,790

		359,970

		30,385,592

Consumer, Non-cyclical — 13.9%
Agriculture — 0.8%
Altria Group, Inc.	34,159	1,073,276
Archer-Daniels-Midland Co.	14,792	405,153

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lorillard, Inc.	1,104	$128,804
Philip Morris International, Inc.	39,636	3,315,155
Reynolds American, Inc.	5,134	212,701

		5,135,089

Beverages — 1.5%
Brown-Forman Corp. Class B	6	379
The Coca-Cola Co.	108,730	3,941,462
Coca-Cola Enterprises, Inc.	9,578	303,910
Constellation Brands, Inc. Class A (a)	25,312	895,792
Dr. Pepper Snapple Group, Inc.	8,704	384,543
Molson Coors Brewing Co. Class B	5,033	215,362
Monster Beverage Corp. (a)	2,200	116,336
PepsiCo, Inc.	43,160	2,953,439

		8,811,223

Biotechnology — 1.0%
Alexion Pharmaceuticals, Inc. (a)	920	86,305
Amgen, Inc.	44,831	3,869,812
Biogen Idec, Inc. (a)	5,562	815,778
Celgene Corp. (a)	12,698	999,587
Life Technologies Corp. (a)	8,011	393,180

		6,164,662

Commercial Services — 1.3%
The ADT Corp.	1,300	60,437
Apollo Group, Inc. Class A (a)	28,454	595,258
Automatic Data Processing, Inc.	6,309	359,676
Donnelley (R.R.) & Sons Co.	35,623	320,607
Equifax, Inc.	4,642	251,225
H&R Block, Inc.	25,763	478,419
Iron Mountain, Inc.	3,545	110,072
MasterCard, Inc. Class A	1,000	491,280
McKesson Corp.	12,935	1,254,177
Moody’s Corp.	2,530	127,310
Paychex, Inc.	5,164	160,807
Quanta Services, Inc. (a)	8,213	224,133
Robert Half International, Inc.	1,826	58,103
Total System Services, Inc.	46,807	1,002,606
Visa, Inc. Class A	10,828	1,641,308
Western Union Co.	44,288	602,760

		7,738,178

Cosmetics & Personal Care — 1.3%
Avon Products, Inc.	34,492	495,305
Colgate-Palmolive Co.	7,018	733,662
The Estee Lauder Cos., Inc. Class A	3,610	216,094
The Procter & Gamble Co.	90,329	6,132,436

		7,577,497

Foods — 1.3%
Campbell Soup Co.	6,324	220,644
ConAgra Foods, Inc.	4,874	143,783
Dean Foods Co. (a)	102,999	1,700,514
General Mills, Inc.	22,162	895,566

	Number of Shares	Value
H.J. Heinz Co.	9,161	$528,407
The Hershey Co.	547	39,504
Hormel Foods Corp.	566	17,665
The J.M. Smucker Co.	3,545	305,721
Kellogg Co.	728	40,659
Kraft Foods Group, Inc.	20,558	934,772
The Kroger Co.	17,529	456,105
McCormick & Co., Inc.	3,061	194,465
Mondelez International, Inc. Class A	38,875	990,146
Safeway, Inc.	44,100	797,769
Sysco Corp.	1,434	45,401
Tyson Foods, Inc. Class A	20,501	397,719
Whole Foods Market, Inc.	2,125	194,076

		7,902,916

Health Care – Products — 1.8%
Baxter International, Inc.	11,361	757,324
Becton, Dickinson & Co.	6,606	516,523
Boston Scientific Corp. (a)	48,804	279,647
C.R. Bard, Inc.	1,212	118,461
CareFusion Corp. (a)	6,190	176,910
Covidien PLC	14,000	808,360
Intuitive Surgical, Inc. (a)	456	223,609
Johnson & Johnson	75,552	5,296,195
Medtronic, Inc.	34,848	1,429,465
St. Jude Medical, Inc.	12,791	462,267
Stryker Corp.	8,550	468,711
Varian Medical Systems, Inc. (a)	97	6,813
Zimmer Holdings, Inc.	6,515	434,290

		10,978,575

Health Care – Services — 0.8%
Aetna, Inc.	13,520	625,976
Cigna Corp.	11,592	619,708
Coventry Health Care, Inc.	6,577	294,847
DaVita HealthCare Partners, Inc. (a)	1,865	206,139
Humana, Inc.	3,894	267,245
Laboratory Corporation of America Holdings (a)	1,842	159,554
Quest Diagnostics, Inc.	5,909	344,317
Tenet Healthcare Corp. (a)	749	24,320
UnitedHealth Group, Inc.	36,164	1,961,535
WellPoint, Inc.	9,656	588,244

		5,091,885

Household Products — 0.5%
Avery Dennison Corp.	52,415	1,830,332
Beam, Inc.	863	52,721
The Clorox Co.	2,243	164,232
Kimberly-Clark Corp.	10,755	908,045

		2,955,330

Pharmaceuticals — 3.6%
Abbott Laboratories	46,922	3,073,391
Allergan, Inc.	3,265	299,498

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AmerisourceBergen Corp.	12,407	$535,734
Bristol-Myers Squibb Co.	61,067	1,990,174
Cardinal Health, Inc.	12,278	505,608
DENTSPLY International, Inc.	456	18,062
Eli Lilly & Co.	32,114	1,583,863
Express Scripts Holding Co. (a)	20,801	1,123,254
Forest Laboratories, Inc. (a)	3,816	134,781
Gilead Sciences, Inc. (a)	23,435	1,721,301
Hospira, Inc. (a)	19,117	597,215
Mead Johnson Nutrition Co.	1,812	119,393
Merck & Co., Inc.	110,583	4,527,268
Mylan, Inc. (a)	9,547	262,352
Patterson Cos., Inc.	5,986	204,901
Perrigo Co.	10	1,040
Pfizer, Inc.	207,992	5,216,439
Watson Pharmaceuticals, Inc. (a)	1,956	168,216

		22,082,490

		84,437,845

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	5,537	131,725

Energy — 6.1%
Coal — 0.0%
CONSOL Energy, Inc.	1,081	34,700
Peabody Energy Corp.	7,776	206,919

		241,619

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	23,800	734,944

Oil & Gas — 5.7%
Anadarko Petroleum Corp.	38	2,824
Apache Corp.	3,821	299,948
Cabot Oil & Gas Corp.	74	3,681
Chesapeake Energy Corp.	190	3,158
Chevron Corp.	48,338	5,227,271
ConocoPhillips	56,839	3,296,094
Denbury Resources, Inc. (a)	8,874	143,759
Devon Energy Corp.	10,947	569,682
Diamond Offshore Drilling, Inc.	19,178	1,303,337
Ensco PLC Class A	20,600	1,221,168
EOG Resources, Inc.	84	10,146
EQT Corp.	97	5,721
Exxon Mobil Corp.	149,137	12,907,807
Helmerich & Payne, Inc.	5,400	302,454
Hess Corp.	4,432	234,719
Marathon Oil Corp.	16,727	512,850
Marathon Petroleum Corp.	25,413	1,601,019
Murphy Oil Corp.	7,111	423,460
Nabors Industries Ltd. (a)	61,765	892,504
Newfield Exploration Co. (a)	4,100	109,798
Noble Energy, Inc.	48	4,884
Occidental Petroleum Corp.	12,615	966,435

	Number of Shares	Value
Phillips 66	44,169	$2,345,374
Pioneer Natural Resources Co.	1	107
QEP Resources, Inc.	89	2,694
Range Resources Corp.	99	6,220
Rowan Cos. PLC Class A (a)	99	3,096
Tesoro Corp.	21,987	968,527
Valero Energy Corp.	30,400	1,037,248
WPX Energy, Inc. (a)	3,382	50,324

		34,456,309

Oil & Gas Services — 0.2%
Baker Hughes, Inc.	231	9,434
Cameron International Corp. (a)	6	339
FMC Technologies, Inc. (a)	40	1,713
Halliburton Co.	567	19,669
National Oilwell Varco, Inc.	5,594	382,350
Schlumberger Ltd.	13,164	912,134

		1,325,639

Pipelines — 0.1%
ONEOK, Inc.	6,000	256,500
Spectra Energy Corp.	564	15,442
The Williams Cos., Inc.	6,748	220,930

		492,872

		37,251,383

Financial — 10.5%
Banks — 3.3%
Bank of America Corp.	370,798	4,301,257
Bank of New York Mellon Corp.	44,007	1,130,980
BB&T Corp.	20,466	595,765
Capital One Financial Corp.	22,942	1,329,030
Comerica, Inc.	8,921	270,663
Fifth Third Bancorp	31,821	483,361
First Horizon National Corp.	92	912
Huntington Bancshares, Inc.	83,100	531,009
KeyCorp	46,864	394,595
M&T Bank Corp.	5,165	508,597
Northern Trust Corp.	3,859	193,567
PNC Financial Services Group, Inc.	14,518	846,545
Regions Financial Corp.	121,815	867,323
State Street Corp.	14,376	675,816
SunTrust Banks, Inc.	27,200	771,120
U.S. Bancorp	53,802	1,718,436
Wells Fargo & Co.	149,916	5,124,129
Zions Bancorp	14,541	311,177

		20,054,282

Diversified Financial — 3.3%
American Express Co.	22,549	1,296,116
Ameriprise Financial, Inc.	10,436	653,607
BlackRock, Inc.	2,960	611,862
The Charles Schwab Corp.	29,912	429,536
Citigroup, Inc.	108,751	4,302,189

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CME Group, Inc.	3,390	$171,907
Discover Financial Services	25,883	997,790
E*TRADE Financial Corp. (a)	61	546
Federated Investors, Inc. Class B	34,660	701,172
Franklin Resources, Inc.	2,999	376,974
The Goldman Sachs Group, Inc.	19,620	2,502,727
IntercontinentalExchange, Inc. (a)	1,076	133,220
Invesco Ltd.	6,812	177,725
JP Morgan Chase & Co.	133,422	5,866,565
Legg Mason, Inc.	7,426	190,997
Morgan Stanley	9,997	191,143
The NASDAQ OMX Group, Inc.	3,145	78,656
NYSE Euronext	3,432	108,245
SLM Corp.	47,591	815,234
T. Rowe Price Group, Inc.	6,606	430,249

		20,036,460

Insurance — 3.2%
ACE Ltd.	10,000	798,000
Aflac, Inc.	19,172	1,018,417
The Allstate Corp.	18,235	732,500
American International Group, Inc. (a)	55,946	1,974,894
Aon PLC	7,535	418,946
Assurant, Inc.	23,596	818,781
Berkshire Hathaway, Inc. Class B (a)	43,896	3,937,471
The Chubb Corp.	8,220	619,130
Cincinnati Financial Corp.	17,719	693,876
Genworth Financial, Inc. Class A (a)	96,529	724,933
The Hartford Financial Services Group, Inc.	21,852	490,359
Lincoln National Corp.	42,051	1,089,121
Loews Corp.	8,083	329,382
Marsh & McLennan Cos., Inc.	10,213	352,042
MetLife, Inc.	41,990	1,383,151
Principal Financial Group, Inc.	6,829	194,763
The Progressive Corp.	6,014	126,895
Prudential Financial, Inc.	14,627	780,058
Torchmark Corp.	4,655	240,524
The Travelers Cos., Inc.	19,597	1,407,457
Unum Group	33,831	704,361
XL Group PLC	8,288	207,697

		19,042,758

Real Estate — 0.0%
CBRE Group, Inc. (a)	87	1,731

Real Estate Investment Trusts (REITS) — 0.6%
American Tower Corp.	6,689	516,859
Apartment Investment & Management Co. Class A	6,585	178,190
AvalonBay Communities, Inc.	981	133,014
Boston Properties, Inc.	2,733	289,179
Equity Residential	6,056	343,194
HCP, Inc.	5,035	227,481

	Number of Shares	Value
Health Care REIT, Inc.	3,572	$218,928
Host Hotels & Resorts, Inc.	337	5,281
Kimco Realty Corp.	7,667	148,126
Prologis, Inc.	5,138	187,486
Public Storage	843	122,201
Simon Property Group, Inc.	3,105	490,869
Ventas, Inc.	7,825	506,434
Vornado Realty Trust	4,473	358,198

		3,725,440

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	54,430	442,516
People’s United Financial, Inc.	5,451	65,903

		508,419

		63,369,090

Industrial — 6.1%
Aerospace & Defense — 1.2%
The Boeing Co.	15,672	1,181,042
General Dynamics Corp.	10,922	756,567
L-3 Communications Holdings, Inc.	10,420	798,380
Lockheed Martin Corp.	15,955	1,472,487
Northrop Grumman Corp.	13,918	940,578
Raytheon Co.	17,459	1,004,940
Rockwell Collins, Inc.	2,768	161,015
United Technologies Corp.	13,110	1,075,151

		7,390,160

Building Materials — 0.1%
Masco Corp.	36,025	600,177

Electrical Components & Equipment — 0.1%
Emerson Electric Co.	8,369	443,222
Molex, Inc.	8,594	234,874

		678,096

Electronics — 0.2%
Agilent Technologies, Inc.	3,063	125,399
Amphenol Corp. Class A	4,232	273,810
FLIR Systems, Inc.	52	1,160
Jabil Circuit, Inc.	1,247	24,055
PerkinElmer, Inc.	18,420	584,651
TE Connectivity Ltd.	10,000	371,200
Waters Corp. (a)	1,050	91,476

		1,471,751

Engineering & Construction — 0.3%
Fluor Corp.	19,509	1,145,959
Jacobs Engineering Group, Inc. (a)	16,520	703,256

		1,849,215

Environmental Controls — 0.1%
Republic Services, Inc.	1,437	42,147
Stericycle, Inc. (a)	97	9,047
Waste Management, Inc.	23,473	791,979

		843,173

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.1%
Snap-on, Inc.	71	$5,608
Stanley Black & Decker, Inc.	3,929	290,628

		296,236

Health Care – Services — 0.1%
Thermo Fisher Scientific, Inc.	12,191	777,542

Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	2,415	216,336
Ingersoll-Rand PLC	13,300	637,868
Joy Global, Inc.	600	38,268

		892,472

Machinery – Diversified — 0.3%
Cummins, Inc.	1,655	179,319
Deere & Co.	7,450	643,829
Flowserve Corp.	1,210	177,628
Rockwell Automation, Inc.	3,933	330,333
Roper Industries, Inc.	4,963	553,275
Xylem, Inc.	3,355	90,921

		1,975,305

Manufacturing — 2.4%
3M Co.	9,622	893,403
Danaher Corp.	13,256	741,010
Dover Corp.	5,173	339,918
Eaton Corp. PLC	5,966	323,357
General Electric Co.	379,586	7,967,510
Honeywell International, Inc.	16,682	1,058,806
Illinois Tool Works, Inc.	19,155	1,164,816
Leggett & Platt, Inc.	2,786	75,835
Pall Corp.	2,761	166,378
Parker Hannifin Corp.	2,048	174,203
Pentair Ltd.	623	30,620
Textron, Inc.	49,772	1,233,848
Tyco International Ltd.	2,600	76,050

		14,245,754

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	6	1,137

Packaging & Containers — 0.3%
Ball Corp.	22,402	1,002,490
Bemis Co., Inc.	28,196	943,438
Owens-Illinois, Inc. (a)	5,016	106,690
Sealed Air Corp.	1,653	28,944

		2,081,562

Transportation — 0.7%
C.H. Robinson Worldwide, Inc.	920	58,163
CSX Corp.	19,207	378,954
Expeditors International of Washington, Inc.	26	1,028
FedEx Corp.	5,380	493,454
Norfolk Southern Corp.	4,413	272,900
Ryder System, Inc.	1,138	56,820

	Number of Shares	Value
Union Pacific Corp.	12,146	$1,526,995
United Parcel Service, Inc. Class B	17,130	1,262,995

		4,051,309

		37,153,889

Technology — 8.3%
Commercial Services — 0.1%
SAIC, Inc.	33,578	380,103

Computers — 4.6%
Accenture PLC Class A	31,300	2,081,450
Apple, Inc.	26,491	14,120,498
Cognizant Technology Solutions Corp. Class A (a)	2,578	190,901
Computer Sciences Corp.	37,126	1,486,896
Dell, Inc.	50,031	506,814
EMC Corp. (a)	63,024	1,594,507
Hewlett-Packard Co.	42,674	608,105
International Business Machines Corp.	23,610	4,522,495
NetApp, Inc. (a)	12,198	409,243
SanDisk Corp. (a)	3	131
Seagate Technology PLC	37,400	1,139,952
Teradata Corp. (a)	3,786	234,316
Western Digital Corp.	21,052	894,499

		27,789,807

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	62,289	662,755
Xerox Corp.	101,145	689,809

		1,352,564

Semiconductors — 1.0%
Advanced Micro Devices, Inc. (a)	41,657	99,977
Altera Corp.	1,086	37,402
Analog Devices, Inc.	8,454	355,575
Applied Materials, Inc.	51,339	587,318
Broadcom Corp. Class A (a)	13,864	460,423
Intel Corp.	128,923	2,659,681
KLA-Tencor Corp.	14,789	706,323
Lam Research Corp. (a)	2,223	80,317
Linear Technology Corp.	4,005	137,372
LSI Corp. (a)	5,228	37,014
Microchip Technology, Inc.	1,021	33,274
Micron Technology, Inc. (a)	7,117	45,193
NVIDIA Corp.	13,426	165,006
Teradyne, Inc. (a)	14,950	252,506
Texas Instruments, Inc.	15,274	472,578
Xilinx, Inc.	7,556	271,260

		6,401,219

Software — 2.4%
Adobe Systems, Inc. (a)	9,240	348,163
Autodesk, Inc. (a)	2,937	103,823
BMC Software, Inc. (a)	18,612	738,152

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CA, Inc.	35,673	$784,093
Cerner Corp. (a)	2,100	163,044
Citrix Systems, Inc. (a)	4,077	268,063
The Dun & Bradstreet Corp.	7,796	613,155
Electronic Arts, Inc. (a)	4,737	68,829
Fidelity National Information Services, Inc.	5,800	201,898
Fiserv, Inc. (a)	2,538	200,578
Intuit, Inc.	3,450	205,275
Microsoft Corp.	267,895	7,160,833
Oracle Corp.	90,357	3,010,695
Red Hat, Inc. (a)	521	27,592
Salesforce.com, Inc. (a)	2,511	422,099

		14,316,292

		50,239,985

Utilities — 2.0%
Electric — 1.9%
The AES Corp.	22,887	244,891
Ameren Corp.	5,260	161,587
American Electric Power Co., Inc.	16,585	707,848
CenterPoint Energy, Inc.	20,531	395,222
CMS Energy Corp.	7,903	192,675
Consolidated Edison, Inc.	11,882	659,926
Dominion Resources, Inc.	6,316	327,169
DTE Energy Co.	10,760	646,138
Duke Energy Corp.	6,590	420,442
Edison International	3,926	177,416
Entergy Corp.	10,698	681,997
Exelon Corp.	23,940	711,976
FirstEnergy Corp.	7,380	308,189
Integrys Energy Group, Inc.	12,354	645,126
NextEra Energy, Inc.	12,830	887,708
Northeast Utilities	6,912	270,121
NRG Energy, Inc.	5,700	131,043
Pepco Holdings, Inc.	5,243	102,815
PG&E Corp.	17,016	683,703
Pinnacle West Capital Corp.	2,296	117,050
PPL Corp.	16,618	475,773
Public Service Enterprise Group, Inc.	24,624	753,494
SCANA Corp.	4,747	216,653
The Southern Co.	17,222	737,274
TECO Energy, Inc.	1,095	18,352
Wisconsin Energy Corp.	9,682	356,782
Xcel Energy, Inc.	17,072	455,993

		11,487,363

Gas — 0.1%
AGL Resources, Inc.	62	2,478
NiSource, Inc.	713	17,747
Sempra Energy	5,561	394,497

		414,722

	Number of Shares	Value
Pipelines — 0.0%
Kinder Morgan, Inc.	38	$1,343

		11,903,428

TOTAL COMMON STOCK (Cost $257,352,827)		373,149,971

PREFERRED STOCK — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a)	29	52

TOTAL PREFERRED STOCK (Cost $40)		52

TOTAL EQUITIES (Cost $257,352,867)		373,150,023

	Principal Amount
BONDS & NOTES — 35.8%

CORPORATE DEBT — 14.5%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$200,000	197,122
WPP Finance 8.000% 9/15/14	430,000	475,512
WPP Finance 2010 4.750% 11/21/21	85,000	92,063

		764,697

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	255,000	304,420
Goodrich Corp. 6.125% 3/01/19	110,000	135,989
L-3 Communications Corp. 4.750% 7/15/20	25,000	27,866
United Technologies Corp. 6.125% 7/15/38	80,000	106,510

		574,785

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	195,000	192,958
Altria Group, Inc. 4.250% 8/09/42	105,000	101,829
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	234,817
Philip Morris International, Inc. 6.375% 5/16/38	35,000	47,660

		577,264

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 0.1%
Daimler Finance NA LLC (b) 2.625% 9/15/16	$200,000	$207,802
Volvo Treasury AB (b) 5.950% 4/01/15	500,000	545,673

		753,475

Automotive & Parts — 0.1%
Lear Corp. 8.125% 3/15/20	315,000	355,162

Banks — 0.8%
Associated Banc-Corp. 5.125% 3/28/16	350,000	384,199
Bank of America Corp. 3.625% 3/17/16	200,000	211,919
Bank of America Corp. 4.500% 4/01/15	175,000	186,537
Bank of America Corp. 5.875% 2/07/42	95,000	118,521
Bank of America Corp. Series L 5.650% 5/01/18	360,000	418,839
Capital One Financial Corp. 2.125% 7/15/14	125,000	127,248
Capital One Financial Corp. 7.375% 5/23/14	170,000	184,931
Credit Suisse AG 5.400% 1/14/20	365,000	410,402
Credit Suisse New York 5.500% 5/01/14	125,000	132,999
Export-Import Bank of Korea 4.000% 1/11/17	200,000	216,868
First Horizon National Corp. 5.375% 12/15/15	360,000	393,539
HSBC Holdings PLC 6.500% 9/15/37	125,000	156,024
ICICI Bank Ltd. (b) 4.750% 11/25/16	225,000	235,851
ICICI Bank Ltd. (b) 5.500% 3/25/15	340,000	359,443
ICICI Bank Ltd./Dubai (b) 4.700% 2/21/18	395,000	414,881
Regions Financial Corp. 5.750% 6/15/15	260,000	281,125
The Toronto-Dominion Bank 2.375% 10/19/16	250,000	262,709
UBS AG 5.750% 4/25/18	275,000	326,464
Wachovia Bank NA 6.600% 1/15/38	50,000	68,631

		4,891,130

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	35,404

	Principal Amount	Value
Molson Coors Brewing Co. 5.000% 5/01/42	$75,000	$84,050
Pernod-Ricard SA (b) 2.950% 1/15/17	300,000	315,518

		434,972

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	225,000	253,207

Building Materials — 0.4%
CRH America, Inc. 8.125% 7/15/18	45,000	54,340
Lafarge North America, Inc. 6.875% 7/15/13	430,000	438,738
Lafarge SA (b) 6.200% 7/09/15	600,000	648,000
Masco Corp. 4.800% 6/15/15	560,000	586,591
Masco Corp. 7.125% 8/15/13	200,000	205,783
Owens Corning 4.200% 12/15/22	230,000	233,906
Owens Corning, Inc. 9.000% 6/15/19	55,000	68,735

		2,236,093

Chemicals — 0.4%
Braskem Finance Ltd. (b) 5.750% 4/15/21	225,000	236,812
Cabot Corp. 5.000% 10/01/16	390,000	435,495
Cytec Industries, Inc. 8.950% 7/01/17	75,000	94,042
The Dow Chemical Co. 3.000% 11/15/22	225,000	224,499
The Dow Chemical Co. 8.550% 5/15/19	65,000	87,755
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	37,024
Ecolab, Inc. 4.350% 12/08/21	75,000	83,714
Incitiec Pivot Ltd (b) 4.000% 12/07/15	300,000	315,480
Methanex Corp. 5.250% 3/01/22	20,000	22,182
RPM International, Inc. 3.450% 11/15/22	250,000	244,939
RPM International, Inc. 6.125% 10/15/19	100,000	116,734
RPM International, Inc. 6.250% 12/15/13	325,000	340,682
Valspar Corp. 7.250% 6/15/19	125,000	152,692

		2,392,050

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 0.1%
Brambles USA, Inc. (b) 3.950% 4/01/15	$250,000	$260,636
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	240,000	247,800
ERAC USA Finance Co. (b) 6.700% 6/01/34	78,000	94,442
ERAC USA Finance LLC (b) 3.300% 10/15/22	150,000	151,867

		754,745

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	40,000	41,300
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,550
Hewlett-Packard Co. 2.125% 9/13/15	165,000	164,886
Hewlett-Packard Co. 2.200% 12/01/15	250,000	250,342
International Business Machines Corp. 5.600% 11/30/39	140,000	180,433

		658,511

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	45,000	59,587

Diversified Financial — 2.1%
American Express Co. 6.150% 8/28/17	230,000	277,144
American Express Co. 7.250% 5/20/14	120,000	130,585
American Express Co. 8.125% 5/20/19	135,000	182,886
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	689,174
BlackRock, Inc. 5.000% 12/10/19	90,000	107,688
BlackRock, Inc. 6.250% 9/15/17	225,000	274,970
Citigroup, Inc. 4.750% 5/19/15	10,000	10,780
Citigroup, Inc. 5.375% 8/09/20	245,000	288,720
Citigroup, Inc. 5.500% 10/15/14	185,000	198,476
Citigroup, Inc. 5.500% 2/15/17	500,000	554,266
Citigroup, Inc. 5.875% 1/30/42	100,000	123,414
Citigroup, Inc. 6.375% 8/12/14	370,000	399,840
Citigroup, Inc. 8.125% 7/15/39	90,000	134,740

	Principal Amount	Value
Citigroup, Inc. 8.500% 5/22/19	$123,000	$165,390
CNH Capital LLC (b) 3.875% 11/01/15	380,000	391,875
Eaton Vance Corp. 6.500% 10/02/17	85,000	102,554
Ford Motor Credit Co. LLC 2.750% 5/15/15	75,000	76,543
Ford Motor Credit Co. LLC 3.000% 6/12/17	240,000	246,582
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,175,000	1,225,340
Ford Motor Credit Co. LLC 8.700% 10/01/14	130,000	145,598
General Electric Capital Corp. 1.600% 11/20/17	200,000	200,130
General Electric Capital Corp. 3.350% 10/17/16	410,000	440,088
General Electric Capital Corp. 4.625% 1/07/21	225,000	255,217
General Electric Capital Corp. 5.300% 2/11/21	325,000	377,254
General Electric Capital Corp. 6.000% 8/07/19	145,000	176,402
General Electric Capital Corp. 6.875% 1/10/39	260,000	353,418
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	127,023
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	808,252
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	257,857
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	499,216
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	236,442
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	73,615
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	77,849
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	85,000
Hyundai Capital America (b) 1.625% 10/02/15	145,000	145,871
International Lease Finance Corp. 5.750% 5/15/16	360,000	379,472
Janus Capital Group, Inc. 6.700% 6/15/17	255,000	291,444
JP Morgan Chase & Co. 3.450% 3/01/16	80,000	84,961
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	226,247

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase & Co. 4.950% 3/25/20	$50,000	$57,995
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	241,496
Lazard Group LLC 6.850% 6/15/17	100,000	115,582
Merrill Lynch & Co., Inc. 5.450% 2/05/13	100,000	100,434
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	123,661
Morgan Stanley 3.800% 4/29/16	150,000	157,468
Morgan Stanley 4.000% 7/24/15	250,000	261,571
Morgan Stanley 5.450% 1/09/17	265,000	293,244
Morgan Stanley 5.625% 9/23/19	235,000	265,780
Morgan Stanley 5.750% 1/25/21	115,000	131,334
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	95,918

		12,666,806

Electric — 0.8%
The AES Corp. 7.750% 10/15/15	140,000	157,150
Ameren Corp. 8.875% 5/15/14	545,000	596,404
CMS Energy Corp. 2.750% 5/15/14	590,000	598,319
CMS Energy Corp. 5.050% 2/15/18	400,000	450,414
CMS Energy Corp. 6.875% 12/15/15	50,000	56,639
Florida Power & Light Co. 4.950% 6/01/35	125,000	146,054
Georgia Power Co. 4.300% 3/15/42	206,000	216,068
Kansas Gas & Electric Co. 5.647% 3/29/21	221,967	251,129
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	301,753
MidAmerican Energy Holdings Co. 5.950% 5/15/37	330,000	407,452
Nevada Power Co. Series N 6.650% 4/01/36	135,000	183,179
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	200,000	198,879
NiSource Finance Corp. 5.800% 2/01/42	175,000	199,253
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	18,603

	Principal Amount	Value
Oncor Electric Delivery Co. 7.500% 9/01/38	$40,000	$54,191
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	148,457
PPL Capital Funding, Inc. 3.500% 12/01/22	150,000	152,684
Southern California Edison Co. 5.950% 2/01/38	105,000	137,744
Tenaska Oklahoma I LP (b) 6.528% 12/30/14	141,446	144,732
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	228,210	250,939
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	207,205
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	265,837

		5,143,085

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	542,513
Energizer Holdings, Inc. 4.700% 5/24/22	205,000	219,518

		762,031

Electronics — 0.2%
Amphenol Corp. 4.000% 2/01/22	100,000	105,748
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	248,957
Avnet, Inc. 4.875% 12/01/22	480,000	489,392
PerkinElmer, Inc. 5.000% 11/15/21	150,000	166,306

		1,010,403

Engineering & Construction — 0.0%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	206,572

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	125,000	135,417

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	140,000	153,914
Republic Services, Inc. 5.250% 11/15/21	25,000	29,465
Waste Management, Inc. 2.900% 9/15/22	255,000	252,309

		435,688

Foods — 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	240,032

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kraft Foods, Inc. 4.125% 2/09/16	$280,000	$305,061
Kraft Foods, Inc. 6.500% 2/09/40	90,000	120,902
Ralcorp Holdings, Inc. 4.950% 8/15/20	150,000	158,303
Ralcorp Holdings, Inc. 6.625% 8/15/39	75,000	90,256
TreeHouse Foods, Inc. 7.750% 3/01/18	375,000	406,875
Tyson Foods, Inc. 4.500% 6/15/22	175,000	189,440

		1,510,869

Forest Products & Paper — 0.2%
International Paper Co. 4.750% 2/15/22	100,000	113,154
International Paper Co. 7.300% 11/15/39	110,000	149,111
International Paper Co. 9.375% 5/15/19	70,000	95,460
The Mead Corp. 7.550% 3/01/47	260,000	294,330
Plum Creek Timberlands LP 3.250% 3/15/23	195,000	191,738
Rock-Tenn Co. 5.625% 3/15/13	105,000	105,551

		949,344

Gas — 0.1%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	105,766
Southern Union Co. VRN 3.330% 11/01/66	250,000	214,062

		319,828

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	150,220

Health Care – Products — 0.0%
Boston Scientific Corp. 6.000% 1/15/20	170,000	198,297
Johnson & Johnson 5.850% 7/15/38	40,000	54,831

		253,128

Health Care – Services — 0.3%
Apria Healthcare Group, Inc. 11.250% 11/01/14	80,000	82,700
Cigna Corp. 2.750% 11/15/16	175,000	184,090
Cigna Corp. 5.125% 6/15/20	100,000	114,120
HCA, Inc. 8.500% 4/15/19	160,000	178,400

	Principal Amount	Value
Kaiser Foundation Hospitals 3.500% 4/01/22	$75,000	$79,085
Roche Holdings, Inc. (b) 6.000% 3/01/19	60,000	74,688
UnitedHealth Group, Inc. 2.750% 2/15/23	80,000	80,720
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	54,768
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	315,824
WellPoint, Inc., Convertible (b) 2.750% 10/15/42	100,000	107,562
WellPoint, Inc. 3.300% 1/15/23	175,000	179,551
WellPoint, Inc. 4.350% 8/15/20	275,000	303,532

		1,755,040

Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	262,346
Leucadia National Corp. 7.750% 8/15/13	1,150,000	1,187,375

		1,449,721

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	30,000	31,170

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	90,000	98,554

Household Products — 0.0%
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	157,751

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	135,000	136,942
Newell Rubbermaid, Inc. 2.050% 12/01/17	150,000	151,995
Toro Co. 7.800% 6/15/27	165,000	195,264

		484,201

Insurance — 0.6%
Aflac, Inc. 8.500% 5/15/19	110,000	149,813
The Allstate Corp. 5.550% 5/09/35	150,000	183,526
The Allstate Corp. 7.450% 5/16/19	35,000	45,898
American International Group, Inc. 3.000% 3/20/15	250,000	260,129

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American International Group, Inc. 3.650% 1/15/14	$55,000	$56,471
CNA Financial Corp. 7.350% 11/15/19	180,000	225,764
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	290,000	306,439
ING US, Inc. (b) 5.500% 7/15/22	125,000	135,651
Lincoln National Corp. 4.300% 6/15/15	100,000	107,573
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	225,049
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	100,000	116,635
MetLife, Inc. Series A 6.817% 8/15/18	45,000	56,690
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	161,021
Prudential Financial, Inc. 3.875% 1/14/15	210,000	222,188
Prudential Financial, Inc. 4.500% 11/15/20	125,000	139,570
Prudential Financial, Inc. 4.750% 9/17/15	375,000	411,055
Prudential Financial, Inc. VRN 5.625% 6/15/43	400,000	414,520
Prudential Financial, Inc. 6.200% 11/15/40	75,000	90,720
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	247,747
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	169,233

		3,725,692

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	300,000	357,562

Investment Companies — 0.1%
Xstrata Finance Canada (b) 1.800% 10/23/15	225,000	226,222
Xstrata Finance Canada (b) 2.850% 11/10/14	225,000	230,940
Xstrata Finance Canada (b) 5.800% 11/15/16	195,000	220,137

		677,299

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 5.950% 1/15/21	405,000	448,647
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	229,010
ArcelorMittal 4.250% 8/05/15	250,000	252,518

	Principal Amount	Value
ArcelorMittal 5.750% 8/05/20	$285,000	$285,573
ArcelorMittal 9.500% 2/15/15	555,000	617,623
Cliffs Natural Resources, Inc. 3.950% 1/15/18	175,000	176,135
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	279,019
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	277,701

		2,566,226

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	125,000	125,170

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	271,250
Marriott International, Inc. 3.250% 9/15/22	265,000	265,078
Marriott International, Inc. 5.810% 11/10/15	70,000	77,871
Marriott International, Inc. 6.200% 6/15/16	455,000	524,764
Wyndham Worldwide Corp. 2.950% 3/01/17	75,000	76,693
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	425,000	484,500

		1,700,156

Machinery – Diversified — 0.1%
Roper Industries, Inc. 3.125% 11/15/22	175,000	176,146
Xylem, Inc. 3.550% 9/20/16	200,000	213,065
Xylem, Inc. 4.875% 10/01/21	100,000	113,533

		502,744

Manufacturing — 0.2%
Carlisle Cos., Inc. 3.750% 11/15/22	160,000	158,460
Eaton Corp. (b) 1.500% 11/02/17	140,000	140,286
Eaton Corp. (b) 2.750% 11/02/22	140,000	139,568
General Electric Co. 2.700% 10/09/22	175,000	178,379
General Electric Co. 4.125% 10/09/42	270,000	277,735
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	219,796

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tyco Electronics Group SA 6.550% 10/01/17	$200,000	$239,822

		1,354,046

Media — 0.4%
CBS Corp. 7.875% 7/30/30	210,000	289,956
Comcast Corp. 6.400% 5/15/38	175,000	223,601
Globo Comunicacao e Participacoes SA (b) 4.875% 4/11/22	275,000	299,063
NBCUniversal Media LLC 6.400% 4/30/40	20,000	25,662
News America, Inc. 6.900% 8/15/39	100,000	130,927
Scholastic Corp. 5.000% 4/15/13	320,000	321,200
Time Warner Cable, Inc. 4.000% 9/01/21	150,000	164,650
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	139,521
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	59,883
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	87,695
Time Warner, Inc. 4.700% 1/15/21	125,000	142,306
Time Warner, Inc. 6.100% 7/15/40	135,000	163,447
Time Warner, Inc. 6.250% 3/29/41	25,000	30,868
Viacom, Inc. 6.250% 4/30/16	195,000	226,058

		2,304,837

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	125,000	133,571

Mining — 0.2%
AngloGold Ashanti Holdings PLC 5.125% 8/01/22	175,000	177,360
Newcrest Finance Property Ltd. (b) 4.450% 11/15/21	250,000	263,164
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	350,250
Vale Overseas Ltd. 6.250% 1/23/17	305,000	350,931
Vale Overseas Ltd. 6.875% 11/10/39	80,000	100,304
Vulcan Materials Co. 6.500% 12/01/16	105,000	115,762

		1,357,771

	Principal Amount	Value
Office Equipment/Supplies — 0.0%
Xerox Corp. 4.250% 2/15/15	$150,000	$157,753
Xerox Corp. 5.625% 12/15/19	10,000	11,173

		168,926

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	400,000	426,150

Oil & Gas — 1.0%
Anadarko Petroleum Corp. 6.375% 9/15/17	485,000	579,330
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	169,124
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	45,000	36,337
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	460,000	414,000
ConocoPhillips 6.500% 2/01/39	110,000	155,995
Devon Energy Corp. 5.600% 7/15/41	175,000	207,873
EQT Corp. 4.875% 11/15/21	110,000	118,089
Motiva Enterprises LLC (b) 5.750% 1/15/20	215,000	260,488
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	235,333
Newfield Exploration Co. 6.875% 2/01/20	200,000	214,000
Nexen, Inc. 7.500% 7/30/39	25,000	36,183
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	46,897
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	300,000	296,850
Petrobras International Finance Co. 3.875% 1/27/16	215,000	226,826
Petrobras International Finance Co. 5.375% 1/27/21	240,000	270,197
Petrobras International Finance Co. 6.750% 1/27/41	100,000	126,709
Petroleos Mexicanos 5.500% 1/21/21	285,000	333,022
Phillips 66 (b) 4.300% 4/01/22	100,000	111,742
Phillips 66 (b) 5.875% 5/01/42	100,000	120,334
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	272,134
Rowan Cos., Inc. 4.875% 6/01/22	325,000	352,972

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rowan Cos., Inc. 5.000% 9/01/17	$160,000	$177,744
Rowan Cos., Inc. 5.400% 12/01/42	180,000	182,287
Shell International Finance BV 5.500% 3/25/40	75,000	96,298
Talisman Energy, Inc. 5.500% 5/15/42	125,000	137,769
Talisman Energy, Inc. 7.750% 6/01/19	205,000	264,222
Transocean, Inc. 4.950% 11/15/15	200,000	218,985
Transocean, Inc. 5.050% 12/15/16	200,000	222,684
Valero Energy Corp. 6.125% 2/01/20	200,000	243,197

		6,127,621

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	240,722
Weatherford International Ltd. 4.500% 4/15/22	125,000	132,657
Weatherford International Ltd. 5.950% 4/15/42	100,000	108,535

		481,914

Packaging & Containers — 0.1%
Rock-Tenn Co. (b) 3.500% 3/01/20	275,000	282,258
Sonoco Products Co. 4.375% 11/01/21	125,000	134,040

		416,298

Pharmaceuticals — 0.3%
AbbVie, Inc. (b) 4.400% 11/06/42	75,000	79,735
McKesson Corp. 4.750% 3/01/21	150,000	174,219
McKesson Corp. 6.000% 3/01/41	125,000	165,106
Medco Health Solutions, Inc. 2.750% 9/15/15	250,000	260,595
Merck & Co., Inc. 5.850% 6/30/39	45,000	60,652
Mylan, Inc. (b) 7.625% 7/15/17	45,000	50,574
Mylan, Inc. (b) 7.875% 7/15/20	575,000	679,513
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	80,000	104,703

		1,575,097

	Principal Amount	Value
Pipelines — 0.8%
Boardwalk Pipelines LLC 5.500% 2/01/17	$175,000	$193,326
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	113,725
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	126,566
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	26,457
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	134,080
Enogex LLC (b) 6.875% 7/15/14	590,000	627,198
Enterprise Products Operating LP 3.200% 2/01/16	100,000	105,664
Enterprise Products Operating LP 5.950% 2/01/41	150,000	181,090
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	161,972
Kern River Funding Corp. (b) 4.893% 4/30/18	359,625	397,445
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	151,841
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	146,496
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	13,159
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	164,871
ONEOK Partners LP 3.250% 2/01/16	100,000	105,504
ONEOK Partners LP 6.125% 2/01/41	120,000	143,870
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	560,000	572,600
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	250,000	293,756
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	209,584
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	165,035
The Williams Cos., Inc. 3.700% 1/15/23	100,000	100,865
Williams Partners LP 5.250% 3/15/20	365,000	420,462

		4,555,566

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	175,000	190,838
Colonial Realty LP 6.150% 4/15/13	120,000	121,512

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Post Apartment Homes LP 3.375% 12/01/22	$50,000	$49,743

		362,093

Real Estate Investment Trusts (REITS) — 0.6%
Boston Properties LP 3.700% 11/15/18	100,000	108,629
Boston Properties LP 4.125% 5/15/21	140,000	152,157
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	218,752
BRE Properties, Inc. 3.375% 1/15/23	220,000	217,762
DDR Corp. 4.625% 7/15/22	300,000	327,406
DDR Corp. 4.750% 4/15/18	60,000	66,496
DDR Corp. 7.875% 9/01/20	60,000	76,916
Developers Diversified Realty Corp. 5.500% 5/01/15	390,000	422,472
Duke Realty LP 8.250% 8/15/19	225,000	287,686
ERP Operating LP 4.625% 12/15/21	75,000	84,481
HCP, Inc. 2.625% 2/01/20	180,000	179,297
Host Hotels & Resorts LP 9.000% 5/15/17	90,000	96,300
Liberty Property LP 3.375% 6/15/23	125,000	123,683
Realty Income Corp. 2.000% 1/31/18	465,000	464,613
Realty Income Corp. 3.250% 10/15/22	250,000	244,728
Simon Property Group LP 5.650% 2/01/20	35,000	42,000
UDR, Inc. 4.625% 1/10/22	200,000	219,946
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	100,000	106,045

		3,439,369

Retail — 0.3%
Best Buy Co., Inc. 7.250% 7/15/13	225,000	227,812
CVS Caremark Corp. 6.125% 9/15/39	175,000	223,958
CVS Pass-Through Trust (b) 5.926% 1/10/34	318,219	382,894
Darden Restaurants, Inc. 3.350% 11/01/22	120,000	116,115
The Home Depot, Inc. 5.950% 4/01/41	150,000	202,541

	Principal Amount	Value
McDonald’s Corp. 6.300% 10/15/37	$100,000	$138,419
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	166,143
QVC, Inc. (b) 5.125% 7/02/22	30,000	31,445
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	479,904

		1,969,231

Savings & Loans — 0.1%
First Niagara Financial Group, Inc. 7.250% 12/15/21	175,000	208,761
Glencore Funding LLC (b) 6.000% 4/15/14	500,000	528,077
Washington Mutual Bank (d) 5.650% 8/15/14	775,000	78

		736,916

Semiconductors — 0.1%
Applied Materials, Inc. 5.850% 6/15/41	250,000	305,046
Intel Corp., Convertible 2.950% 12/15/35	200,000	207,375

		512,421

Software — 0.1%
Microsoft Corp. 3.000% 10/01/20	80,000	86,332
Oracle Corp. 1.200% 10/15/17	250,000	250,742
Oracle Corp. 2.500% 10/15/22	200,000	201,802

		538,876

Telecommunications — 1.0%
America Movil SAB de CV 5.000% 3/30/20	130,000	151,251
America Movil SAB de CV 6.125% 3/30/40	135,000	177,612
American Tower Corp. 4.500% 1/15/18	330,000	361,751
AT&T, Inc. 6.500% 9/01/37	300,000	392,363
AT&T, Inc. 6.550% 2/15/39	25,000	32,853
British Telecom PLC STEP 9.625% 12/15/30	55,000	87,377
CenturyLink, Inc. 5.500% 4/01/13	215,000	217,138
CenturyLink, Inc. 5.800% 3/15/22	65,000	68,713
CenturyLink, Inc. 6.150% 9/15/19	140,000	153,681

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenturyLink, Inc. 7.600% 9/15/39	$45,000	$46,710
CenturyLink, Inc. 7.650% 3/15/42	65,000	67,932
Cisco Systems, Inc. 5.500% 1/15/40	55,000	69,902
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	60,000	89,895
Embarq Corp. 7.082% 6/01/16	110,000	128,874
Juniper Networks, Inc. 4.600% 3/15/21	100,000	105,977
Juniper Networks, Inc. 5.950% 3/15/41	175,000	199,280
Qwest Corp. 8.375% 5/01/16	550,000	658,066
Rogers Communications, Inc. 6.800% 8/15/18	20,000	25,299
Rogers Communications, Inc. 7.500% 8/15/38	30,000	43,756
Telecom Italia Capital 6.000% 9/30/34	45,000	43,988
Telecom Italia Capital 6.175% 6/18/14	340,000	358,360
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	150,000	155,894
Telefonica Emisiones SAU 2.582% 4/26/13	275,000	275,963
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	312,150
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	133,281
Verizon Communications, Inc. 8.750% 11/01/18	195,000	270,752
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	219,613
Virgin Media Finance PLC 8.375% 10/15/19	975,000	1,106,625
Windstream Corp. 8.125% 8/01/13	10,000	10,375

		5,965,431

Transportation — 0.3%
Asciano Finance (b) 5.000% 4/07/18	250,000	270,159
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	232,734
Canadian National Railway Co. 5.850% 11/15/17	140,000	168,725
CSX Corp. 7.250% 5/01/27	50,000	65,677
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	121,420
Ryder System, Inc. 2.500% 3/01/18	570,000	581,309

	Principal Amount	Value
Union Pacific Corp. 4.000% 2/01/21	$125,000	$140,132

		1,580,156

Trucking & Leasing — 0.3%
GATX Corp. 3.500% 7/15/16	250,000	260,590
GATX Corp. 4.750% 5/15/15	85,000	90,822
GATX Corp. 4.750% 6/15/22	150,000	157,260
GATX Corp. 8.750% 5/15/14	480,000	528,196
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	525,000	526,414
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	250,000	255,085

		1,818,367

TOTAL CORPORATE DEBT (Cost $81,002,559)		87,705,012

MUNICIPAL OBLIGATIONS — 0.2%
Access Group, Inc., Delaware VRN 0.000% 9/01/37	225,000	187,150
State of California 5.950% 4/01/16	175,000	196,294
State of California BAB 7.550% 4/01/39	120,000	173,016
State of Illinois 5.365% 3/01/17	575,000	644,644

		1,201,104

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,075,037)		1,201,104

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.8%
Automobile ABS — 0.3%
California Republic Auto Receivables Trust, Series 2012-1, Class A (b) 1.180% 8/15/17	380,250	380,280
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.959% 9/15/21	76,533	77,376
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (b) 2.610% 3/15/19	250,000	254,299
First Investors Auto Owner Trust, Series 2011-1, Class A2 (b) 1.470% 3/16/15	30,822	30,848
First Investors Auto Owner Trust, Series 2012-2A, Class A2 (b) 1.470% 5/15/18	240,000	240,236

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (b) 1.230% 12/15/15	$230,174	$230,711
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	155,000	159,137
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (b) 1.400% 10/15/14	170,489	170,703
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (b) 2.060% 6/15/17	53,111	53,354
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (b) 1.210% 8/15/15	220,000	220,017

		1,816,961

Commercial MBS — 2.6%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.729% 2/10/51	775,000	916,430
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.205% 2/10/51	450,000	546,157
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	400,657
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	243,045
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	41,991	42,583
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	400,000	467,581
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	275,000	328,506
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.751% 9/11/38	400,000	444,514
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	155,000	178,615
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B (b) 4.285% 9/10/45	180,000	188,901
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class A3 2.853% 10/15/45	185,000	187,952

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class A3 3.391% 5/15/45	$250,000	$267,206
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	197,999
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class AM 3.912% 5/15/45	150,000	161,676
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.800% 12/10/49	476,000	566,367
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	426,158	439,713
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.052% 2/15/41	785,000	470,547
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	225,000	242,935
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (b) 5.471% 11/10/46	110,000	129,960
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (b) 5.557% 11/10/46	110,000	128,510
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.867% 7/10/38	497,000	571,085
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A2 (b) 3.645% 3/10/44	450,000	486,121
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	116,202
GS Mortgage Securities Corp. II, Series 2012-GC6, Class B (b) 5.639% 1/10/45	100,000	116,858
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (b) 3.341% 7/15/46	100,000	107,531
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class AS 4.117% 5/15/45	225,000	246,343
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class AS 4.271% 6/15/45	290,000	320,203

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (b) 4.801% 7/15/46	$125,000	$138,776
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class B VRN 4.819% 5/15/45	155,000	172,291
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class B VRN 4.969% 6/15/45	180,000	202,054
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	826,339
Morgan Stanley Capital I, Series 2011-C2, Class A2 (b) 3.476% 6/15/44	300,000	324,189
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	280,941
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	221,034
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	440,000	505,069
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	383,956	395,512
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.275% 1/11/43	180,000	216,634
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2 2.111% 3/15/45	260,000	270,474
STRIPs Ltd., Series 2012-1, Class A (b) 1.500% 8/25/17	430,513	425,487
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.565% 8/15/39	200,000	215,398
VNO 2012-6AVE Mortgage Trust, Series 2012-6AVE, Class A (b) 2.996% 11/15/30	190,000	196,740
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	863,560
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 5.921% 2/15/51	190,000	222,225
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	86,435	92,919

	Principal Amount	Value
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	$294,700	$295,761
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class A3 3.001% 8/15/45	200,000	207,145
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	187,390
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	216,963
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class AS VRN 4.090% 6/15/45	215,000	234,763
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	200,431
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class B VRN 4.785% 6/15/45	215,000	235,902
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (b) 5.637% 11/15/44	115,000	133,135

		15,795,329

Home Equity ABS — 0.8%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.480% 8/25/35	179,794	176,072
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.570% 7/25/35	119,149	115,989
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.580% 11/25/34	118,240	117,291
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.870% 6/25/35	213,854	206,028
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.590% 11/25/35	4,635	4,629
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.660% 9/25/35	111,152	109,951
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.310% 5/25/36	9,207	9,191
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.320% 7/25/36	88,888	87,208
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.620% 12/25/33	68,653	68,661

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.390% 4/25/36	$38,417	$38,281
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.440% 9/25/34	42,294	42,161
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.700% 12/25/35	133,416	127,957
First Frankin Mortgage Loan Asset-Backed Certificates, Series 2005-FF7, Class M1 FRN 0.660% 7/25/35	325,000	297,375
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.450% 1/25/36	162,339	149,268
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.640% 4/25/35	143,376	134,136
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.320% 7/25/37	58,630	58,475
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.380% 8/25/36	135,615	132,082
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.390% 7/25/36	148,713	148,004
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.650% 10/25/35	236,026	228,483
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.990% 12/25/32	276,365	265,960
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.490% 8/25/45	75,686	74,564
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.760% 6/25/35	357,814	330,695
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.960% 2/25/35	135,275	132,550
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 1.005% 2/25/35	290,000	260,524
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.945% 6/28/35	322,148	306,300
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.975% 6/28/35	220,000	174,455

	Principal Amount	Value
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.680% 5/25/35	$92,502	$89,423
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.590% 8/25/35	247,785	241,143
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.710% 3/25/35	225,656	215,283
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.400% 3/25/36	139,513	138,927
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.460% 1/25/36	92,098	91,555
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.550% 3/25/36	120,022	118,959
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.570% 8/25/35	172,726	171,152
Wells Fargo Home Equity Trust, Series 2006-1, Class A3 FRN 0.360% 5/25/36	40,947	40,836

		4,903,568

Other ABS — 1.0%
Access Group, Inc., Series 2008-1, Class A FRN 1.615% 10/27/25	177,900	179,302
Adams Outdoor Advertising LP, Series 2010-1, Class A (b) 5.438% 12/20/40	145,271	162,386
ARL First LLC, Series 2012-1A, Class A2 (b) 3.810% 12/15/42	130,000	130,000
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.389% 8/18/21	133,114	130,796
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	296,625	327,893
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	443,928	444,002
Global SC Finance SRL, Series 2012-1A, Class A (b) 4.110% 7/19/27	239,583	250,344
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.432% 11/25/26	265,000	260,302

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.465% 6/02/17	$250,000	$252,085
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	120,000	122,240
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	243,759	243,825
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (b) (e) 0.909% 6/20/14	950,000	866,590
NuCO2 Funding LLC, Series 2008-1A, Class A1 (b) 7.250% 6/25/38	390,000	399,204
Sierra Receivables Funding Co. LLC, Series 2012-3A, Class A (b) 1.870% 8/20/29	230,476	227,896
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	216,053	216,482
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	288,201	295,242
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	190,500	211,696
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	190,409	201,016
TAL Advantage LLC, Series 2006-1A FRN (b) 0.376% 4/20/21	133,333	130,931
Trinity Rail Leasing LP, Series 2004-1A, Class A (b) 5.270% 8/14/27	124,520	132,321
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	165,858	173,857
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.380% 11/26/21	391,667	382,606

		5,741,016

Student Loans ABS — 0.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.442% 8/25/26	120,785	117,197
Access Group, Inc. Series 2004-1, Class A4 FRN 1.709% 12/27/32	75,000	62,507
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.186% 1/25/47	350,000	297,500

	Principal Amount	Value
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.410% 12/28/21	$127,560	$127,373
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.468% 12/15/22	321,388	320,215
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.709% 6/15/43	500,000	481,250
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	150,000	126,535
GCO Education Loan Funding Trust, Series 2007-1, Class A7AR FRN (b) 1.490% 11/26/46	275,000	247,788
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 2.140% 3/25/42	300,000	262,908
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.320% 3/25/26	107,367	106,280
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.420% 4/26/27	215,606	212,297
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 1.010% 4/25/46	159,359	160,711
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.522% 5/28/26	216,564	213,599
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.433% 1/28/47	200,000	133,060
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.510% 7/15/36	815,000	764,554
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.640% 7/15/36	125,000	103,546
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.898% 3/15/38	180,975	149,105
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.250% 12/15/16	350,000	350,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.703% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.000% 9/15/28	200,000	184,137

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2002-7, Class A10 2.400% 3/15/28	$190,000	$190,000
SLM Student Loan Trust, Series 2003-5, Class A7 2.400% 6/17/30	50,000	45,946
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.380% 12/17/46	375,000	283,125

		5,089,633

WL Collateral CMO — 0.3%
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	238,611	242,836
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.089% 2/25/34	34,638	33,504
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.148% 9/25/33	16,879	14,402
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.718% 8/25/34	27,971	25,837
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.400% 1/19/38	410,534	308,988
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.570% 7/25/35	41,510	40,117
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.320% 5/25/37	407,473	200,432
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.606% 8/25/34	100,389	81,073
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.460% 8/25/36	118,117	108,012
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.724% 7/25/33	6,411	6,716
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.896% 2/25/34	11,642	12,096
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.679% 2/25/34	520	517
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	248,249	250,608
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (b) 3.000% 1/17/13	29,248	29,316

	Principal Amount	Value
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.470% 7/25/35	$70,913	$69,741
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.898% 3/25/34	69,480	65,881
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.565% 4/25/44	160,496	158,235

		1,648,311

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.460% 11/25/37	221,819	216,020
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.153% 6/25/32	41,520	36,166

		252,186

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,561,293)		35,247,004

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Brazilian Government International Bond 4.875% 1/22/21	100,000	120,500
Mexico Government International Bond 4.750% 3/08/44	360,000	406,800
Peruvian Government International Bond 6.550% 3/14/37	95,000	137,275
Poland Government International Bond 6.375% 7/15/19	230,000	286,746
Province of Quebec Canada 7.500% 9/15/29	90,000	136,783
Republic of Brazil International Bond 5.625% 1/07/41	305,000	399,550
United Mexican States 5.125% 1/15/20	200,000	239,000
United Mexican States 6.750% 9/27/34	160,000	230,400

		1,957,054

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,624,266)		1,957,054

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 11.3%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	254,073	291,185

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 11.2%
Federal Home Loan Mortgage Corp. Pool #J16072 3.500% 7/01/26	$110,371	$116,040
Pool #J16058 3.500% 7/01/26	178,391	187,555
Pool #J16317 3.500% 8/01/26	1,303,470	1,370,426
Pool #Q01704 4.500% 6/01/41	575,130	618,085
Pool #Q03086 4.500% 9/01/41	2,308,289	2,480,689
Pool #E85346 6.000% 9/01/16	13,828	14,872
Pool #E85389 6.000% 9/01/16	10,814	11,542
Pool #E85542 6.000% 10/01/16	21,386	22,885
Pool #G11431 6.000% 2/01/18	22,578	24,310
Pool #E85089 6.500% 8/01/16	71,343	76,376
Pool #E85301 6.500% 9/01/16	33,175	35,755
Pool #C55867 7.500% 2/01/30	125,574	145,570
Pool #C01079 7.500% 10/01/30	19,503	22,819
Pool #C01135 7.500% 2/01/31	62,291	72,848
Pool #C00470 8.000% 8/01/26	32,833	38,825
Pool #G00924 8.000% 3/01/28	43,739	51,126
Pool #554904 9.000% 3/01/17	316	341
Federal Home Loan Mortgage Corp. TBA Pool #2830 3.500% 6/02/25 (f)	450,000	473,309
Pool #648 3.500% 12/02/41 (f)	2,100,000	2,233,219
Pool #4200 4.000% 6/02/40 (f)	4,100,000	4,376,430
Pool #6222 4.500% 5/02/39 (f)	1,000,000	1,072,500
Federal National Mortgage Association Pool #725692 2.300% 10/01/33	161,157	170,543
Pool #888586 2.370% 10/01/34	283,801	301,219
Pool #AO8629 3.500% 7/01/42	1,448,995	1,544,707
Pool #AP6609 3.500% 9/01/42	520,849	555,253
Pool #586036 6.000% 5/01/16	1,716	1,772

	Principal Amount	Value
Pool #587994 6.000% 6/01/16	$31,759	$33,845
Pool #564594 7.000% 1/01/31	13,268	15,174
Pool #572844 7.000% 4/01/31	42,377	48,626
Pool #253795 7.000% 5/01/31	144,047	165,214
Pool #499386 7.500% 9/01/29	3,549	4,140
Pool #522769 7.500% 12/01/29	79	92
Pool #521006 7.500% 12/01/29	1,364	1,597
Pool #252981 7.500% 1/01/30	17,794	20,785
Pool #524874 7.500% 2/01/30	979	1,084
Pool #531196 7.500% 2/01/30	1,998	2,341
Pool #524317 7.500% 3/01/30	7,753	9,032
Pool #530299 7.500% 3/01/30	1,454	1,703
Pool #530520 7.500% 3/01/30	14,251	16,643
Pool #531574 7.500% 4/01/30	9,514	11,069
Pool #253183 7.500% 4/01/30	8,099	9,465
Pool #253265 7.500% 5/01/30	9,979	11,655
Pool #536999 8.000% 3/01/30	406	479
Pool #526380 8.000% 5/01/30	9,683	11,512
Pool #536949 8.000% 5/01/30	3,153	3,753
Pool #535351 8.000% 6/01/30	6,929	8,224
Pool #253481 8.000% 10/01/30	5,591	6,646
Pool #190317 8.000% 8/01/31	2,279	2,706
Pool #596656 8.000% 8/01/31	2,009	2,314
Pool #602008 8.000% 8/01/31	7,120	8,469
Federal National Mortgage Association TBA Pool #3348 2.500% 7/01/27 (f)	4,100,000	4,287,383
Pool #1312 3.000% 11/01/26 (f)	4,200,000	4,433,625
Pool #4241 3.000% 8/01/42 (f)	8,855,000	9,280,455

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #1963 3.500% 12/01/41 (f)	$9,190,000	$9,797,402
Pool #9174 4.000% 8/01/40 (f)	1,636,000	1,753,460
Pool #18718 4.500% 6/01/39 (f)	1,825,000	1,971,570
Pool #29800 5.000% 12/01/36 (f)	3,825,000	4,143,252
Pool #45659 5.500% 2/01/35 (f)	3,470,000	3,770,101
Pool #52353 6.000% 6/01/35 (f)	2,900,000	3,167,344
Government National Mortgage Association Pool #82488 3.000% 3/20/40	331,652	346,804
Pool #82462 3.500% 1/20/40	281,091	300,192
Pool #783262 4.500% 3/15/41	253,827	279,378
Pool #762904 4.500% 4/15/41	223,305	244,807
Pool #738255 4.500% 4/15/41	719,703	789,003
Pool #707760 4.500% 6/15/41	775,163	849,803
Pool #783382 4.500% 7/15/41	646,227	708,452
Pool #760377 5.000% 9/15/41	220,457	241,073
Pool #760389 5.000% 10/15/41	144,958	158,513
Pool #349496 7.000% 5/15/23	3,364	3,837
Pool #359587 7.000% 6/15/23	985	1,110
Pool #337539 7.000% 7/15/23	1,475	1,679
Pool #363066 7.000% 8/15/23	17,954	20,316
Pool #354674 7.000% 10/15/23	15,100	17,132
Pool #362651 7.000% 10/15/23	34,777	39,441
Pool #368814 7.000% 10/15/23	10,009	11,401
Pool #352021 7.000% 11/15/23	10,722	12,228
Pool #371967 7.000% 11/15/23	1,229	1,403
Pool #591581 7.000% 8/15/32	16,339	19,045
Pool #205884 7.500% 5/15/17	27,973	30,433

	Principal Amount	Value
Pool #213760 7.500% 6/15/17	$13,572	$14,727
Government National Mortgage Association TBA Pool #1610 3.000% 7/01/42 (f)	1,000,000	1,062,891
Pool #5245 4.000% 8/01/40 (f)	1,000,000	1,096,563
Pool #13331 5.000% 4/01/38 (f)	1,470,000	1,602,415
Pool #119482 6.000% 9/01/35 (f)	900,000	1,007,156

		67,879,978

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $67,952,563)		68,171,163

U.S. TREASURY OBLIGATIONS — 3.7%
U.S. Treasury Bonds & Notes — 3.7%
U.S. Treasury Bond 2.750% 8/15/42	770,000	743,146
U.S. Treasury Bond 3.125% 11/15/41	2,995,000	3,133,894
U.S. Treasury Bond 3.500% 2/15/39	100,000	113,034
U.S. Treasury Bond 4.375% 5/15/40	257,000	334,527
U.S. Treasury Bond 4.500% 2/15/36	2,340,000	3,078,472
U.S. Treasury Note 0.250% 9/15/15	3,845,000	3,836,709
U.S. Treasury Note 0.625% 9/30/17	5,930,000	5,919,344
U.S. Treasury Note 1.500% 8/31/18	4,275,000	4,426,028
U.S. Treasury Note (g) 1.875% 9/30/17	65,000	68,636
U.S. Treasury Note (g) 2.500% 3/31/13	965,000	970,635

		22,624,425

TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,566,999)		22,624,425

TOTAL BONDS & NOTES (Cost $208,782,717)		216,905,762

TOTAL LONG-TERM INVESTMENTS (Cost $466,135,584)		590,055,785

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 11.7%
Commercial Paper — 11.7%
AGL Capital Corp. (b) 0.350% 1/08/13	$3,815,000	$3,814,740
AGL Capital Corp. (b) 0.450% 2/21/13	2,662,000	2,660,303
American Electric Power, Inc. (b) 0.450% 1/02/13	3,000,000	2,999,962
Apache Corp. (b) 0.375% 1/03/13	1,660,000	1,659,966
Bacardi USA, Inc. (b) 0.410% 1/23/13	1,973,000	1,972,506
Block Financial LLC (b) 0.530% 1/08/13	4,504,000	4,503,536
DirecTV Holdings LLC (b) 0.508% 3/05/13	2,442,000	2,439,863
Enbridge Energy Partners LP (b) 0.430% 1/16/13	2,515,000	2,514,549
Glencore Funding LLC 0.710% 2/27/13	2,000,000	1,997,752
Hewlett Packard Co. (b) 0.467% 1/04/13	3,303,000	3,302,873
Holcim US Finance Sarl & Cie (b) 0.518% 1/15/13	2,610,000	2,609,482
Marathon Oil Corp. (b) 0.380% 1/02/13	4,055,000	4,054,957
National Grid USA (b) 0.560% 1/03/13	2,087,000	2,086,935
National Grid USA (b) 0.629% 2/05/13	2,500,000	2,498,493
NextEra Energy Capital Holding, Inc. (b) 0.400% 1/29/13	3,759,000	3,757,831
Nissan Motor Acceptance Corp. (b) 0.416% 1/09/13	4,000,000	3,999,636
Noble Corp. (b) 0.518% 1/15/13	2,800,000	2,799,445
Northeast Utilities (b) 0.410% 1/09/13	6,935,000	6,934,368
Northeast Utilities (b) 0.420% 1/07/13	1,839,000	1,838,871
OGE Energy Corp. (b) 0.375% 1/16/13	2,653,000	2,652,591
ONEOK, Inc. (b) 0.450% 1/23/13	498,000	497,863
ONEOK, Inc. (b) 0.450% 1/24/13	1,233,000	1,232,646
Pentair Finance (b) 0.450% 2/19/13	3,000,000	2,998,162
TransCanada PipeLines Ltd. (b) 0.420% 2/12/13	4,368,000	4,365,860
TransCanada PipeLines Ltd. (b) 0.500% 1/02/13	960,000	959,987

		71,153,177

	Principal Amount	Value
Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (h)	$99,944	$99,944

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	12,332	12,332

TOTAL SHORT-TERM INVESTMENTS (Cost $71,265,453)		71,265,453

TOTAL INVESTMENTS — 109.0% (Cost $537,401,037) (i)		661,321,238

Other Assets/(Liabilities) — (9.0)%		(54,547,207)

NET ASSETS — 100.0%		$606,774,031

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $97,184,443 or 16.02% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $296,850 or 0.05% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2012, these securities amounted to a value of $78 or 0.00% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $866,590 or 0.14% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	Maturity value of $99,944. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 10/20/27, and an aggregate market value, including accrued interest, of $104,334.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Basic Materials — 4.1%
Chemicals — 3.2%
E.I. du Pont de Nemours & Co.	76,041	$3,419,563
LyondellBasell Industries NV Class A	145,728	8,319,612
The Mosaic Co.	209,810	11,881,540

		23,620,715

Mining — 0.4%
Vulcan Materials Co.	52,779	2,747,147

Real Estate Investment Trusts (REITS) — 0.5%
Weyerhaeuser Co.	133,320	3,708,962

		30,076,824

Communications — 10.8%
Advertising — 0.4%
Omnicom Group, Inc.	65,033	3,249,049

Internet — 1.4%
AOL, Inc. (a)	60,682	1,796,794
eBay, Inc. (a)	53,431	2,726,050
Google, Inc. Class A (a)	2,993	2,123,144
Liberty Interactive Corp. Class A (a)	180,644	3,555,074

		10,201,062

Media — 2.7%
CBS Corp. Class B (Non-Voting)	62,259	2,368,955
Comcast Corp. Class A	329,111	12,302,169
DIRECTV (a)	34,809	1,746,020
Viacom, Inc. Class B	60,191	3,174,473

		19,591,617

Telecommunications — 6.3%
AT&T, Inc.	208,464	7,027,321
CenturyLink, Inc.	70,134	2,743,642
Cisco Systems, Inc.	140,637	2,763,517
Juniper Networks, Inc. (a)	585,780	11,522,293
Motorola Solutions, Inc.	73,959	4,118,037
Verizon Communications, Inc.	342,320	14,812,186
Vodafone Group PLC Sponsored ADR (United Kingdom)	131,908	3,322,763

		46,309,759

		79,351,487

Consumer, Cyclical — 9.0%
Auto Manufacturers — 2.1%
Ford Motor Co.	703,390	9,108,900
General Motors Co. (a)	101,348	2,921,863
Navistar International Corp. (a) (b)	165,870	3,610,990

		15,641,753

	Number of Shares	Value
Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. (a)	124,218	$1,715,451

Retail — 6.7%
CVS Caremark Corp.	70,314	3,399,682
Lowe’s Cos., Inc.	484,588	17,212,566
Target Corp.	279,095	16,514,051
Walgreen Co.	317,050	11,734,020

		48,860,319

		66,217,523

Consumer, Non-cyclical — 22.5%
Beverages — 3.3%
The Coca-Cola Co.	131,780	4,777,025
Coca-Cola Enterprises, Inc.	102,624	3,256,259
Molson Coors Brewing Co. Class B	169,710	7,261,891
PepsiCo, Inc.	129,283	8,846,836

		24,142,011

Commercial Services — 1.6%
AerCap Holdings NV (a)	299,399	4,107,754
Quanta Services, Inc. (a)	270,950	7,394,226

		11,501,980

Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	128,893	8,750,546

Foods — 2.1%
Kellogg Co.	222,480	12,425,508
Unilever NV NY Shares	90,363	3,460,903

		15,886,411

Health Care – Products — 2.1%
Baxter International, Inc.	186,632	12,440,889
Covidien PLC	59,148	3,415,206

		15,856,095

Health Care – Services — 5.8%
HCA Holdings, Inc.	78,846	2,378,784
Humana, Inc.	337,160	23,139,291
UnitedHealth Group, Inc.	321,924	17,461,157

		42,979,232

Pharmaceuticals — 6.4%
Bristol-Myers Squibb Co.	99,099	3,229,637
Forest Laboratories, Inc. (a)	83,174	2,937,706
Merck & Co., Inc.	526,266	21,545,330
Pfizer, Inc.	204,353	5,125,173
Sanofi ADR (France)	93,680	4,438,558
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	255,610	9,544,477

		46,820,881

		165,937,156

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 12.4%
Coal — 0.2%
CONSOL Energy, Inc.	44,189	$1,418,467

Oil & Gas — 10.4%
Apache Corp.	49,500	3,885,750
Chevron Corp.	301,011	32,551,330
Devon Energy Corp.	64,630	3,363,345
EOG Resources, Inc.	25,334	3,060,094
Exxon Mobil Corp.	263,864	22,837,429
Hess Corp.	80,982	4,288,807
Noble Energy, Inc.	44,188	4,495,687
SM Energy Co.	37,302	1,947,537

		76,429,979

Oil & Gas Services — 1.8%
Baker Hughes, Inc.	177,720	7,258,085
Schlumberger Ltd.	51,265	3,552,152
Transocean Ltd.	62,875	2,807,369

		13,617,606

		91,466,052

Financial — 22.6%
Banks — 9.8%
Bank of America Corp.	769,339	8,924,332
Fifth Third Bancorp	248,356	3,772,528
M&T Bank Corp.	118,860	11,704,144
PNC Financial Services Group, Inc.	154,181	8,990,294
State Street Corp.	90,677	4,262,726
SunTrust Banks, Inc.	407,430	11,550,640
U.S. Bancorp	83,224	2,658,175
Wells Fargo & Co.	601,903	20,573,045

		72,435,884

Diversified Financial — 6.0%
Ameriprise Financial, Inc.	65,335	4,091,931
Citigroup, Inc.	186,231	7,367,298
Discover Financial Services	101,206	3,901,491
The Goldman Sachs Group, Inc.	89,800	11,454,888
JP Morgan Chase & Co.	334,358	14,701,721
Legg Mason, Inc.	88,751	2,282,676

		43,800,005

Insurance — 6.8%
ACE Ltd.	164,100	13,095,180
Marsh & McLennan Cos., Inc.	441,080	15,204,028
MetLife, Inc.	259,698	8,554,452
The Travelers Cos., Inc.	136,125	9,776,497
Unum Group	159,091	3,312,275

		49,942,432

		166,178,321

	Number of Shares	Value
Industrial — 9.4%
Aerospace & Defense — 0.5%
Northrop Grumman Corp.	57,001	$3,852,128

Electronics — 0.8%
TE Connectivity Ltd.	149,870	5,563,174

Forest Products & Paper — 0.9%
Rock-Tenn Co. Class A	95,640	6,686,193

Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc.	38,236	2,828,317

Machinery – Diversified — 1.2%
AGCO Corp. (a)	173,500	8,522,320

Manufacturing — 5.1%
Dover Corp.	52,779	3,468,108
Eaton Corp. PLC	62,994	3,414,275
General Electric Co.	225,566	4,734,630
Honeywell International, Inc.	320,575	20,346,895
Tyco International Ltd.	187,610	5,487,593

		37,451,501

Transportation — 0.5%
Norfolk Southern Corp.	65,098	4,025,660

		68,929,293

Technology — 4.2%
Computers — 1.0%
Apple, Inc.	13,272	7,074,374

Semiconductors — 2.4%
Analog Devices, Inc.	136,540	5,742,872
Applied Materials, Inc.	164,427	1,881,045
Texas Instruments, Inc.	109,055	3,374,162
Xilinx, Inc.	183,920	6,602,728

		17,600,807

Software — 0.8%
Microsoft Corp.	91,846	2,455,043
Oracle Corp.	111,730	3,722,844

		6,177,887

		30,853,068

Utilities — 3.8%
Electric — 3.8%
American Electric Power Co., Inc.	149,800	6,393,464
Calpine Corp. (a)	150,968	2,737,050
Edison International	200,151	9,044,823
FirstEnergy Corp.	79,771	3,331,237
NRG Energy, Inc.	97,424	2,239,778
Public Service Enterprise Group, Inc.	137,530	4,208,418

		27,954,770

		27,954,770

TOTAL COMMON STOCK (Cost $623,716,732)		726,964,494

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TOTAL EQUITIES (Cost $623,716,732)		$726,964,494

MUTUAL FUNDS — 0.3%
Diversified Financial — 0.3%
State Street Navigator Securities Lending Prime Portfolio (c)	1,836,515	1,836,515

TOTAL MUTUAL FUNDS (Cost $1,836,515)		1,836,515

TOTAL LONG-TERM INVESTMENTS (Cost $625,553,247)		728,801,009

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (d)	$9,086,103	9,086,103

TOTAL SHORT-TERM INVESTMENTS (Cost $9,086,103)		9,086,103

TOTAL INVESTMENTS — 100.3% (Cost $634,639,350) (e)		737,887,112

Other Assets/(Liabilities) — (0.3)%		(1,845,172)

NET ASSETS — 100.0%		$736,041,940

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $1,796,896. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $9,086,108. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500%-3.000%, maturity dates ranging from 12/01/26-10/20/27, and an aggregate market value, including accrued interest, of $9,270,743.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2012

	Principal Amount	Value
BONDS & NOTES — 98.2%

CORPORATE DEBT — 38.4%
Advertising — 0.3%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$1,050,000	$1,034,891
WPP Finance 8.000% 9/15/14	1,365,000	1,509,472
WPP Finance 2010 4.750% 11/21/21	763,000	826,402

		3,370,765

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	799,849
Goodrich Corp. 6.125% 3/01/19	250,000	309,066
L-3 Communications Corp. 4.750% 7/15/20	100,000	111,464
United Technologies Corp. 6.125% 7/15/38	350,000	465,979

		1,686,358

Agriculture — 0.3%
Altria Group, Inc. 2.850% 8/09/22	1,000,000	989,529
Altria Group, Inc. 4.250% 8/09/42	515,000	499,445
Altria Group, Inc. 9.700% 11/10/18	112,000	156,792
Altria Group, Inc. 9.950% 11/10/38	170,000	280,065
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,252,359
Philip Morris International, Inc. 6.375% 5/16/38	160,000	217,875

		3,396,065

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	138,245	60,828

Auto Manufacturers — 0.3%
Daimler Finance NA LLC (a) 2.625% 9/15/16	900,000	935,111
Volvo Treasury AB (a) 5.950% 4/01/15	2,700,000	2,946,631

		3,881,742

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	1,705,000	1,922,387

Banks — 2.1%
Associated Banc-Corp. 5.125% 3/28/16	1,400,000	1,536,794

	Principal Amount	Value
Bank of America Corp. 3.625% 3/17/16	$925,000	$980,127
Bank of America Corp. 4.500% 4/01/15	700,000	746,148
Bank of America Corp. 5.750% 12/01/17	780,000	909,164
Bank of America Corp. 5.875% 2/07/42	470,000	586,367
Bank of America Corp. Series L 5.650% 5/01/18	1,230,000	1,431,035
Barclays Bank PLC 5.000% 9/22/16	200,000	224,177
Capital One Financial Corp. 2.125% 7/15/14	550,000	559,889
Capital One Financial Corp. 7.375% 5/23/14	455,000	494,962
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,585,390
Credit Suisse New York 5.500% 5/01/14	400,000	425,597
Export-Import Bank of Korea 4.000% 1/11/17	650,000	704,822
First Horizon National Corp. 5.375% 12/15/15	1,490,000	1,628,816
HSBC Holdings PLC 6.500% 9/15/37	570,000	711,468
ICICI Bank Ltd. (a) 4.750% 11/25/16	900,000	943,404
ICICI Bank Ltd. (a) 5.500% 3/25/15	1,515,000	1,601,634
ICICI Bank Ltd./Dubai (a) 4.700% 2/21/18	1,250,000	1,312,915
JPMorgan Chase & Co. 6.000% 1/15/18	275,000	329,226
Regions Financial Corp. 7.750% 11/10/14	2,000,000	2,217,600
The Toronto-Dominion Bank 2.375% 10/19/16	1,010,000	1,061,342
UBS AG 5.750% 4/25/18	1,095,000	1,299,922
Wachovia Bank NA 5.850% 2/01/37	25,000	31,018
Wachovia Bank NA 6.600% 1/15/38	325,000	446,102
Wachovia Corp. 5.750% 6/15/17	910,000	1,077,773
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,179,731
Wells Fargo & Co. 4.600% 4/01/21	210,000	241,551

		24,266,974

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.2%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	$125,000	$177,023
Molson Coors Brewing Co. 5.000% 5/01/42	400,000	448,265
Pernod-Ricard SA (a) 2.950% 1/15/17	1,400,000	1,472,416

		2,097,704

Biotechnology — 0.2%
Amgen, Inc. 3.875% 11/15/21	1,400,000	1,537,457
Amgen, Inc. 5.150% 11/15/41	950,000	1,069,098

		2,606,555

Building Materials — 0.9%
CRH America, Inc. 8.125% 7/15/18	95,000	114,718
Lafarge North America, Inc. 6.875% 7/15/13	2,640,000	2,693,645
Lafarge SA (a) 6.200% 7/09/15	2,700,000	2,916,000
Masco Corp. 4.800% 6/15/15	1,875,000	1,964,034
Masco Corp. 7.125% 8/15/13	840,000	864,288
Owens Corning 4.200% 12/15/22	1,225,000	1,245,807
Owens Corning, Inc. 9.000% 6/15/19	590,000	737,336

		10,535,828

Chemicals — 1.1%
Braskem Finance Ltd. (a) 5.750% 4/15/21	975,000	1,026,187
Cabot Corp. 5.000% 10/01/16	2,215,000	2,473,386
Cytec Industries, Inc. 8.950% 7/01/17	250,000	313,473
The Dow Chemical Co. 3.000% 11/15/22	1,200,000	1,197,329
The Dow Chemical Co. 8.550% 5/15/19	250,000	337,519
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	141,926
Ecolab, Inc. 4.350% 12/08/21	375,000	418,568
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,300,000	1,367,079
Methanex Corp. 5.250% 3/01/22	350,000	388,192
RPM International, Inc. 3.450% 11/15/22	1,425,000	1,396,154

	Principal Amount	Value
RPM International, Inc. 6.125% 10/15/19	$550,000	$642,037
RPM International, Inc. 6.250% 12/15/13	2,310,000	2,421,464
Valspar Corp. 7.250% 6/15/19	315,000	384,784

		12,508,098

Commercial Services — 0.3%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,052,969
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	1,160,000	1,186,100
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	250,000	258,125
ERAC USA Finance Co. (a) 6.700% 6/01/34	125,000	151,349
ERAC USA Finance LLC (a) 3.300% 10/15/22	875,000	885,893

		3,534,436

Computers — 0.4%
Brocade Communications Systems, Inc. 6.625% 1/15/18	160,000	165,200
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	86,200
Electronic Data Systems LLC 7.450% 10/15/29	300,000	351,760
Hewlett-Packard Co. 2.125% 9/13/15	865,000	864,402
Hewlett-Packard Co. 2.200% 12/01/15	1,025,000	1,026,401
Hewlett-Packard Co. 5.500% 3/01/18	750,000	811,175
HP Enterprise Services LLC Series B 6.000% 8/01/13	360,000	369,066
International Business Machines Corp. 5.600% 11/30/39	600,000	773,287

		4,447,491

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	175,000	231,726

Diversified Financial — 4.6%
American Express Co. 6.150% 8/28/17	295,000	355,467
American Express Co. 7.250% 5/20/14	325,000	353,667
American Express Co. 8.125% 5/20/19	810,000	1,097,319
BlackRock, Inc. 5.000% 12/10/19	580,000	693,987
BlackRock, Inc. 6.250% 9/15/17	295,000	360,516

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 4.750% 5/19/15	$1,590,000	$1,714,077
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,296,293
Citigroup, Inc. 5.500% 10/15/14	610,000	654,433
Citigroup, Inc. 5.875% 5/29/37	490,000	589,654
Citigroup, Inc. 5.875% 1/30/42	475,000	586,219
Citigroup, Inc. 6.125% 11/21/17	745,000	886,667
Citigroup, Inc. 6.375% 8/12/14	1,000,000	1,080,650
Citigroup, Inc. 8.500% 5/22/19	486,000	653,494
Eaton Vance Corp. 6.500% 10/02/17	905,000	1,091,901
ERAC USA Finance LLC (a) 2.750% 7/01/13	1,100,000	1,111,697
Ford Motor Credit Co. LLC 2.750% 5/15/15	1,500,000	1,530,855
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,250,000	1,284,281
Ford Motor Credit Co. LLC 3.875% 1/15/15	1,420,000	1,480,837
Ford Motor Credit Co. LLC 8.700% 10/01/14	2,200,000	2,463,960
General Electric Capital Corp. 1.600% 11/20/17	1,380,000	1,380,896
General Electric Capital Corp. 3.350% 10/17/16	555,000	595,729
General Electric Capital Corp. 5.300% 2/11/21	1,300,000	1,509,017
General Electric Capital Corp. 5.375% 10/20/16	590,000	674,867
General Electric Capital Corp. 5.500% 1/08/20	115,000	136,127
General Electric Capital Corp. 5.625% 5/01/18	190,000	225,631
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,413,671
The Goldman Sachs Group, Inc. 3.300% 5/03/15	900,000	938,031
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	402,239
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	1,088,728
The Goldman Sachs Group, Inc. 5.625% 1/15/17	975,000	1,069,748
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,123,101

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.125% 2/15/33	$335,000	$392,125
The Goldman Sachs Group, Inc. 6.150% 4/01/18	150,000	176,215
The Goldman Sachs Group, Inc. 6.345% 2/15/34	335,000	347,725
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	390,998
Hyundai Capital America (a) 1.625% 10/02/15	680,000	684,086
Hyundai Capital America (a) 4.000% 6/08/17	575,000	620,578
International Lease Finance Corp. 5.625% 9/20/13	390,000	399,750
International Lease Finance Corp. 5.750% 5/15/16	1,900,000	2,002,769
Janus Capital Group, Inc. 6.700% 6/15/17	1,750,000	2,000,103
JP Morgan Chase & Co. 3.450% 3/01/16	1,965,000	2,086,852
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,074,675
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,919,636
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,393,247
Lazard Group LLC 6.850% 6/15/17	450,000	520,118
Lazard Group LLC 7.125% 5/15/15	1,330,000	1,478,538
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,595,000	1,601,924
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	520,680
Morgan Stanley 3.800% 4/29/16	600,000	629,871
Morgan Stanley 4.000% 7/24/15	950,000	993,971
Morgan Stanley 4.200% 11/20/14	1,765,000	1,841,583
Morgan Stanley 5.450% 1/09/17	330,000	365,172
Morgan Stanley 5.750% 1/25/21	625,000	713,772
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	1,178,575
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	229,124
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	314,397

		53,720,243

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 2.1%
The AES Corp. 7.750% 10/15/15	$700,000	$785,750
Ameren Corp. 8.875% 5/15/14	2,190,000	2,396,561
CMS Energy Corp. 2.750% 5/15/14	3,830,000	3,884,003
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,407,544
CMS Energy Corp. 6.875% 12/15/15	235,000	266,203
Exelon Generation Co. LLC 5.200% 10/01/19	785,000	889,909
Exelon Generation Co. LLC 6.250% 10/01/39	840,000	976,803
Florida Power & Light Co. 4.950% 6/01/35	630,000	736,111
Georgia Power Co. 4.300% 3/15/42	993,000	1,041,532
Kansas Gas & Electric Co. 5.647% 3/29/21	261,348	295,684
Kiowa Power Partners LLC (a) 4.811% 12/30/13	51,162	51,514
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,207,012
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,358,174
Nevada Power Co. Series N 6.650% 4/01/36	550,000	746,285
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,070,000	1,064,002
NiSource Finance Corp. 5.800% 2/01/42	950,000	1,081,658
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	74,411
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	670,618
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	671,766
PPL Capital Funding, Inc. 3.500% 12/01/22	875,000	890,660
Southern California Edison Co. 5.950% 2/01/38	545,000	714,956
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	119,870	122,654
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	278,628	306,379
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	639,158
Union Electric Co. 6.700% 2/01/19	505,000	637,020

	Principal Amount	Value
Virginia Electric and Power Co. 6.350% 11/30/37	$640,000	$884,075
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	448,969

		24,249,411

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	600,000	638,250
Energizer Holdings, Inc. 4.700% 5/24/22	1,025,000	1,097,590

		1,735,840

Electronics — 0.6%
Amphenol Corp. 4.000% 2/01/22	475,000	502,304
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	820,426
Avnet, Inc. 4.875% 12/01/22	2,560,000	2,610,089
Avnet, Inc. 5.875% 3/15/14	2,015,000	2,105,804
PerkinElmer, Inc. 5.000% 11/15/21	600,000	665,226
Tech Data Corp. 3.750% 9/21/17	885,000	907,839

		7,611,688

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	1,135,000	1,172,294

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	550,000	595,833

Environmental Controls — 0.2%
Republic Services, Inc. 3.800% 5/15/18	595,000	654,134
Republic Services, Inc. 5.250% 11/15/21	100,000	117,860
Waste Management, Inc. 2.900% 9/15/22	1,305,000	1,291,231
Waste Management, Inc. 6.100% 3/15/18	90,000	108,599

		2,171,824

Foods — 0.9%
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	572,384
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,047,537
General Mills, Inc. 5.400% 6/15/40	70,000	85,916
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,198,455

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kraft Foods, Inc. 6.500% 2/09/40	$375,000	$503,757
Ralcorp Holdings, Inc. 4.950% 8/15/20	600,000	633,211
Ralcorp Holdings, Inc. 6.625% 8/15/39	350,000	421,196
TreeHouse Foods, Inc. 7.750% 3/01/18	2,050,000	2,224,250
Tyson Foods, Inc. 4.500% 6/15/22	850,000	920,139
Tyson Foods, Inc. 6.600% 4/01/16	2,300,000	2,635,673

		10,242,518

Forest Products & Paper — 0.3%
International Paper Co. 4.750% 2/15/22	425,000	480,903
International Paper Co. 7.300% 11/15/39	765,000	1,037,003
International Paper Co. 9.375% 5/15/19	200,000	272,742
The Mead Corp. 7.550% 3/01/47	1,000,000	1,132,038
Plum Creek Timberlands LP 3.250% 3/15/23	1,015,000	998,023
Rock-Tenn Co. 5.625% 3/15/13	120,000	120,630

		4,041,339

Gas — 0.1%
Boston Gas Co. (a) 4.487% 2/15/42	450,000	475,945
Southern Union Co. VRN 3.330% 11/01/66	1,375,000	1,177,344

		1,653,289

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	800,000	801,175

Health Care – Products — 0.3%
Boston Scientific Corp. 4.500% 1/15/15	2,650,000	2,816,802
Boston Scientific Corp. 6.000% 1/15/20	650,000	758,194
Johnson & Johnson 5.850% 7/15/38	175,000	239,885

		3,814,881

Health Care – Services — 1.3%
Apria Healthcare Group, Inc. 11.250% 11/01/14	1,400,000	1,447,250
Cigna Corp. 2.750% 11/15/16	800,000	841,555
Cigna Corp. 5.125% 6/15/20	450,000	513,539

	Principal Amount	Value
HCA, Inc. 8.500% 4/15/19	$5,130,000	$5,719,950
Kaiser Foundation Hospitals 3.500% 4/01/22	375,000	395,425
Roche Holdings, Inc. (a) 6.000% 3/01/19	170,000	211,615
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	1,024,581
UnitedHealth Group, Inc. 2.750% 2/15/23	405,000	408,643
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	348,527
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,592,852
WellPoint, Inc., Convertible (a) 2.750% 10/15/42	650,000	699,156
WellPoint, Inc. 3.300% 1/15/23	875,000	897,754
WellPoint, Inc. 4.350% 8/15/20	1,185,000	1,307,946

		15,408,793

Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	864,549
Leucadia National Corp. 7.750% 8/15/13	1,680,000	1,734,600

		2,599,149

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	550,000	571,458

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	220,000	240,909

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	650,000	683,587

Housewares — 0.2%
Newell Rubbermaid, Inc. 2.000% 6/15/15	670,000	679,640
Newell Rubbermaid, Inc. 2.050% 12/01/17	850,000	861,303
Toro Co. 7.800% 6/15/27	235,000	278,104

		1,819,047

Insurance — 1.3%
Aflac, Inc. 8.500% 5/15/19	285,000	388,152
The Allstate Corp. 5.550% 5/09/35	630,000	770,808
The Allstate Corp. 7.450% 5/16/19	90,000	118,023

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American International Group, Inc. 3.000% 3/20/15	$1,200,000	$1,248,619
American International Group, Inc. 3.650% 1/15/14	225,000	231,018
CNA Financial Corp. 7.350% 11/15/19	670,000	840,342
The Hartford Financial Services Group, Inc. 4.000% 10/15/17	225,000	245,791
The Hartford Financial Services Group, Inc. 5.375% 3/15/17	325,000	367,201
ING US, Inc. (a) 5.500% 7/15/22	600,000	651,124
Lincoln National Corp. 4.300% 6/15/15	425,000	457,187
Lincoln National Corp. 8.750% 7/01/19	670,000	895,988
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	956,457
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	600,000	699,813
MetLife, Inc. Series A 6.817% 8/15/18	145,000	182,667
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	389,135
Prudential Financial, Inc. 3.875% 1/14/15	615,000	650,694
Prudential Financial, Inc. 4.500% 11/15/20	475,000	530,366
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,337,299
Prudential Financial, Inc. VRN 5.625% 6/15/43	2,225,000	2,305,768
Prudential Financial, Inc. 6.200% 11/15/40	350,000	423,361
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,343,337
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	744,627

		15,777,777

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	1,250,000	1,489,843

Investment Companies — 0.2%
Xstrata Finance Canada (a) 1.800% 10/23/15	1,225,000	1,231,652
Xstrata Finance Canada (a) 2.850% 11/10/14	1,000,000	1,026,400
Xstrata Finance Canada (a) 5.800% 11/15/16	240,000	270,938

		2,528,990

Iron & Steel — 1.2%
Allegheny Technologies, Inc. 5.950% 1/15/21	2,140,000	2,370,628

	Principal Amount	Value
Allegheny Technologies, Inc. 9.375% 6/01/19	$220,000	$279,901
ArcelorMittal 4.250% 8/05/15	3,850,000	3,888,785
ArcelorMittal 5.750% 8/05/20	1,200,000	1,202,413
ArcelorMittal 9.500% 2/15/15	2,010,000	2,236,796
Cliffs Natural Resources, Inc. 3.950% 1/15/18	1,025,000	1,031,645
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	2,129,655
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,138,030

		14,277,853

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	750,000	751,019

Lodging — 0.6%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,193,500
Marriott International, Inc. 3.250% 9/15/22	1,345,000	1,345,398
Marriott International, Inc. 5.810% 11/10/15	300,000	333,733
Marriott International, Inc. 6.200% 6/15/16	945,000	1,089,895
Wyndham Worldwide Corp. 2.950% 3/01/17	350,000	357,899
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,786
Wynn Las Vegas LLC 7.750% 8/15/20	2,400,000	2,736,000

		7,063,211

Machinery – Diversified — 0.2%
Roper Industries, Inc. 3.125% 11/15/22	1,075,000	1,082,039
Xylem, Inc. 3.550% 9/20/16	800,000	852,260
Xylem, Inc. 4.875% 10/01/21	375,000	425,748

		2,360,047

Manufacturing — 1.0%
Carlisle Cos., Inc. 3.750% 11/15/22	875,000	866,577
Cooper US, Inc. 6.100% 7/01/17	535,000	633,489
Eaton Corp. (a) 1.500% 11/02/17	715,000	716,461
Eaton Corp. (a) 2.750% 11/02/22	715,000	712,793

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Co. 2.700% 10/09/22	$900,000	$917,376
General Electric Co. 4.125% 10/09/42	1,430,000	1,470,967
General Electric Co. 5.250% 12/06/17	335,000	395,015
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	378,538
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	590,000	652,957
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	530,000	614,371
Textron, Inc. 6.200% 3/15/15	1,050,000	1,150,831
Textron, Inc. 7.250% 10/01/19	730,000	891,369
Tyco Electronics Group SA 6.550% 10/01/17	1,775,000	2,128,422
Tyco Electronics Group SA 7.125% 10/01/37	335,000	441,517

		11,970,683

Media — 1.2%
BSKYB Finance PLC (a) 5.625% 10/15/15	1,415,000	1,583,993
CBS Corp. 7.875% 7/30/30	315,000	434,934
Comcast Corp. 6.400% 5/15/38	190,000	242,767
Comcast Corp. 6.950% 8/15/37	515,000	698,374
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	1,300,000	1,413,750
Grupo Televisa SAB 6.625% 1/15/40	109,000	139,061
NBCUniversal Media LLC 6.400% 4/30/40	65,000	83,402
News America, Inc. 6.900% 8/15/39	420,000	549,893
News America, Inc. 8.000% 10/17/16	1,500,000	1,848,018
Scholastic Corp. 5.000% 4/15/13	1,680,000	1,686,300
Time Warner Cable, Inc. 4.000% 9/01/21	550,000	603,716
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,249,348
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	99,805
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	438,477
Time Warner, Inc. 4.700% 1/15/21	650,000	739,993

	Principal Amount	Value
Time Warner, Inc. 5.875% 11/15/16	$710,000	$831,333
Time Warner, Inc. 6.100% 7/15/40	650,000	786,967
Time Warner, Inc. 6.250% 3/29/41	210,000	259,288
Viacom, Inc. 6.250% 4/30/16	265,000	307,207

		13,996,626

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	875,000	934,994

Mining — 0.5%
AngloGold Ashanti Holdings PLC 5.125% 8/01/22	900,000	912,135
Newcrest Finance Property Ltd. (a) 4.450% 11/15/21	1,100,000	1,157,924
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,106,720
Vale Overseas Ltd. 5.625% 9/15/19	200,000	227,401
Vale Overseas Ltd. 6.250% 1/11/16	770,000	866,325
Vale Overseas Ltd. 6.250% 1/23/17	380,000	437,225
Vale Overseas Ltd. 6.875% 11/10/39	335,000	420,025
Vulcan Materials Co. 6.500% 12/01/16	540,000	595,350

		5,723,105

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	475,000	499,552
Xerox Corp. 5.625% 12/15/19	85,000	94,967

		594,519

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	1,600,000	1,704,602

Oil & Gas — 2.7%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,388,990
Anadarko Petroleum Corp. 6.450% 9/15/36	545,000	682,758
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	654,834
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	737,762
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	240,000	193,800

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	$2,310,000	$2,079,000
ConocoPhillips 6.500% 2/01/39	475,000	673,616
Devon Energy Corp. 5.600% 7/15/41	700,000	831,493
Devon Energy Corp. 6.300% 1/15/19	260,000	322,641
EQT Corp. 4.875% 11/15/21	500,000	536,768
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	993,491
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	906,724
Newfield Exploration Co. 6.875% 2/01/20	1,200,000	1,284,000
Nexen, Inc. 7.500% 7/30/39	150,000	217,100
Pemex Project Funding Master Trust 6.625% 6/15/35	140,000	177,800
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	1,400,000	1,385,300
Petrobras International Finance Co. 3.875% 1/27/16	900,000	949,503
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	1,131,449
Petrobras International Finance Co. 6.750% 1/27/41	425,000	538,512
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,390,515
Phillips 66 (a) 4.300% 4/01/22	500,000	558,709
Phillips 66 (a) 5.875% 5/01/42	450,000	541,501
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,303,973
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,330,359
Rosneft Oil Co. via Rosneft International Finance Ltd. (a) 3.149% 3/06/17	900,000	913,500
Rowan Cos., Inc. 4.875% 6/01/22	1,850,000	2,009,226
Rowan Cos., Inc. 5.000% 9/01/17	690,000	766,521
Rowan Cos., Inc. 5.400% 12/01/42	970,000	982,322
Shell International Finance BV 5.500% 3/25/40	325,000	417,289
Talisman Energy, Inc. 5.500% 5/15/42	600,000	661,291
Talisman Energy, Inc. 7.750% 6/01/19	545,000	702,445

	Principal Amount	Value
Transocean, Inc. 4.950% 11/15/15	$1,200,000	$1,313,910
Transocean, Inc. 5.050% 12/15/16	900,000	1,002,080
Valero Energy Corp. 6.125% 2/01/20	800,000	972,788

		31,551,970

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	962,886
Weatherford International Ltd. 4.500% 4/15/22	650,000	689,818
Weatherford International Ltd. 5.950% 4/15/42	475,000	515,541

		2,168,245

Packaging & Containers — 0.4%
Bemis Co., Inc. 6.800% 8/01/19	840,000	1,007,260
Rock-Tenn Co. (a) 3.500% 3/01/20	1,600,000	1,642,230
Sealed Air Corp. 7.875% 6/15/17	1,050,000	1,119,562
Sonoco Products Co. 4.375% 11/01/21	475,000	509,351

		4,278,403

Pharmaceuticals — 1.0%
AbbVie, Inc. (a) 2.900% 11/06/22	450,000	458,271
AbbVie, Inc. (a) 4.400% 11/06/42	500,000	531,567
McKesson Corp. 4.750% 3/01/21	600,000	696,875
McKesson Corp. 6.000% 3/01/41	550,000	726,467
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,152,672
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	715,367
Medco Health Solutions, Inc. 2.750% 9/15/15	1,880,000	1,959,674
Merck & Co., Inc. 5.850% 6/30/39	180,000	242,609
Mylan, Inc. (a) 7.625% 7/15/17	550,000	618,128
Mylan, Inc. (a) 7.875% 7/15/20	2,875,000	3,397,563
Pfizer, Inc. 7.200% 3/15/39	395,000	605,602
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	395,000	516,973
Wyeth 6.000% 2/15/36	360,000	472,219

		12,093,987

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 1.6%
Boardwalk Pipelines LLC 5.500% 2/01/17	$200,000	$220,944
CenterPoint Energy Resources Corp. 4.500% 1/15/21	475,000	540,194
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	537,908
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	46,299
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,145,286
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,414,372
Enogex LLC (a) 6.875% 7/15/14	1,595,000	1,695,560
Enterprise Products Operating LP 3.200% 2/01/16	450,000	475,487
Enterprise Products Operating LP 5.950% 2/01/41	455,000	549,308
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	205,165
Kern River Funding Corp. (a) 4.893% 4/30/18	472,308	521,977
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	216,081
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	183,120
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	230,276
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,967,686
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	692,281
ONEOK Partners LP 3.250% 2/01/16	450,000	474,766
ONEOK Partners LP 6.125% 2/01/41	440,000	527,522
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	2,030,000	2,075,675
Southern Natural Gas Co. LLC (a) 5.900% 4/01/17	310,000	364,257
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	275,453
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	171,636
The Williams Cos., Inc. 3.700% 1/15/23	570,000	574,933
Williams Partners LP 5.250% 3/15/20	1,415,000	1,630,012

		18,736,198

	Principal Amount	Value
Real Estate — 0.4%
AMB Property LP 4.500% 8/15/17	$760,000	$828,780
Colonial Realty LP 6.150% 4/15/13	565,000	572,121
Colonial Realty LP 6.250% 6/15/14	358,000	381,219
Post Apartment Homes LP 3.375% 12/01/22	400,000	397,944
ProLogis LP 5.625% 11/15/16	1,655,000	1,867,505
ProLogis LP 6.125% 12/01/16	82,000	93,778

		4,141,347

Real Estate Investment Trusts (REITS) — 2.2%
American Tower Corp. 4.625% 4/01/15	2,700,000	2,869,989
Boston Properties LP 3.700% 11/15/18	475,000	515,986
Boston Properties LP 4.125% 5/15/21	580,000	630,364
Boston Properties LP 5.000% 6/01/15	170,000	185,715
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	875,006
BRE Properties, Inc. 3.375% 1/15/23	1,140,000	1,128,404
DDR Corp. 4.625% 7/15/22	920,000	1,004,044
DDR Corp. 4.750% 4/15/18	1,000,000	1,108,273
DDR Corp. 7.875% 9/01/20	1,000,000	1,281,930
Duke Realty LP 8.250% 8/15/19	1,375,000	1,758,079
ERP Operating LP 4.625% 12/15/21	375,000	422,405
HCP, Inc. 2.625% 2/01/20	970,000	966,214
Highwoods Realty LP 5.850% 3/15/17	1,800,000	2,030,035
Host Hotels & Resorts LP 9.000% 5/15/17	795,000	850,650
Liberty Property LP 3.375% 6/15/23	675,000	667,888
Mack-Cali Realty LP 4.500% 4/18/22	2,000,000	2,133,082
Mack-Cali Realty LP 7.750% 8/15/19	515,000	638,234
Realty Income Corp. 2.000% 1/31/18	2,445,000	2,442,968

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Realty Income Corp. 3.250% 10/15/22	$1,290,000	$1,262,798
Simon Property Group LP 5.650% 2/01/20	140,000	168,002
UDR, Inc. 4.625% 1/10/22	900,000	989,758
Ventas Realty LP/Ventas Capital Corp. 4.000% 4/30/19	1,325,000	1,424,298
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	475,000	503,712

		25,857,834

Retail — 0.8%
Best Buy Co., Inc. 7.250% 7/15/13	1,325,000	1,341,562
CVS Caremark Corp. 6.125% 9/15/39	560,000	716,666
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,370,789	1,649,388
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,421	12,419
Darden Restaurants, Inc. 3.350% 11/01/22	630,000	609,604
The Home Depot, Inc. 5.950% 4/01/41	600,000	810,163
McDonald’s Corp. 6.300% 10/15/37	400,000	553,676
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	636,880
QVC, Inc. (a) 5.125% 7/02/22	545,000	571,261
Target Corp. 7.000% 1/15/38	475,000	697,684
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	991,961
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	724,190

		9,315,454

Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	800,000	954,335
Glencore Funding LLC (a) 6.000% 4/15/14	1,175,000	1,240,982
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	113

		2,195,430

Semiconductors — 0.2%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,220,184
Intel Corp., Convertible 2.950% 12/15/35	1,050,000	1,088,719

		2,308,903

	Principal Amount	Value
Software — 0.2%
Microsoft Corp. 3.000% 10/01/20	$340,000	$366,912
Oracle Corp. 1.200% 10/15/17	1,425,000	1,429,229
Oracle Corp. 2.500% 10/15/22	1,070,000	1,079,640

		2,875,781

Telecommunications — 2.7%
America Movil SAB de CV 5.000% 3/30/20	500,000	581,736
America Movil SAB de CV 6.125% 3/30/40	525,000	690,714
American Tower Corp. 4.500% 1/15/18	1,375,000	1,507,294
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,484,439
AT&T, Inc. 6.550% 2/15/39	455,000	597,921
British Telecom PLC STEP 9.625% 12/15/30	495,000	786,396
CenturyLink, Inc. 5.500% 4/01/13	840,000	848,354
CenturyLink, Inc. 5.800% 3/15/22	1,200,000	1,268,552
CenturyLink, Inc. 6.150% 9/15/19	560,000	614,724
CenturyLink, Inc. 7.650% 3/15/42	1,200,000	1,254,132
Cisco Systems, Inc. 5.500% 1/15/40	345,000	438,476
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	475,000	711,666
Embarq Corp. 7.082% 6/01/16	780,000	913,833
Embarq Corp. 7.995% 6/01/36	145,000	160,156
Juniper Networks, Inc. 4.600% 3/15/21	450,000	476,895
Juniper Networks, Inc. 5.950% 3/15/41	700,000	797,119
Qwest Corp. 8.375% 5/01/16	2,960,000	3,541,593
Rogers Communications, Inc. 7.500% 8/15/38	50,000	72,927
Telecom Italia Capital 6.000% 9/30/34	115,000	112,413
Telecom Italia Capital 6.175% 6/18/14	910,000	959,140
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	700,000	727,507

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telefonica Emisiones SAU 2.582% 4/26/13	$1,510,000	$1,515,285
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,248,600
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	506,469
Verizon Communications, Inc. 7.350% 4/01/39	420,000	622,603
Verizon Communications, Inc. 8.750% 11/01/18	829,000	1,151,042
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	366,022
Virgin Media Finance PLC 8.375% 10/15/19	3,375,000	3,830,625
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,830,000	1,969,538
Windstream Corp. 8.125% 8/01/13	2,300,000	2,386,250

		32,142,421

Transportation — 0.7%
Asciano Finance (a) 5.000% 4/07/18	1,150,000	1,242,733
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	929,495
Canadian National Railway Co. 5.850% 11/15/17	200,000	241,035
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,260,629
CSX Corp. 7.250% 5/01/27	50,000	65,677
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	455,326
Ryder System, Inc. 2.500% 3/01/18	2,980,000	3,039,126
Union Pacific Corp. 4.000% 2/01/21	500,000	560,526
Union Pacific Corp. 5.375% 6/01/33	520,000	601,304

		8,395,851

Trucking & Leasing — 0.7%
GATX Corp. 3.500% 7/15/16	875,000	912,066
GATX Corp. 4.750% 5/15/15	315,000	336,574
GATX Corp. 4.750% 6/15/22	925,000	969,772
GATX Corp. 8.750% 5/15/14	1,145,000	1,259,966
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 3/15/16	2,905,000	2,912,826

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	$1,200,000	$1,224,408
TTX Co. (a) 3.050% 11/15/22	900,000	885,191

		8,500,803

TOTAL CORPORATE DEBT (Cost $416,208,446)		451,416,131

MUNICIPAL OBLIGATIONS — 0.5%
Access Group, Inc., Delaware VRN 9/01/37	820,000	682,056
New York City Municipal Water Finance Authority 5.882% 6/15/44	105,000	140,094
State of California 5.950% 4/01/16	410,000	459,889
State of California BAB 7.550% 4/01/39	120,000	173,016
State of California BAB 7.600% 11/01/40	1,160,000	1,694,609
State of Illinois 5.365% 3/01/17	2,200,000	2,466,464

		5,616,128

TOTAL MUNICIPAL OBLIGATIONS (Cost $5,016,832)		5,616,128

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.0%
Automobile ABS — 0.9%
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	2,082,098	2,082,265
CarNow Auto Receivables Trust, Series 2012-1, Class A (a) 2.090% 1/15/15	518,548	518,720
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.959% 9/15/21	323,137	326,697
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	792,829	808,675
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	1,300,000	1,322,357
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	117,124	117,223
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	896,619	903,108

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	$204,401	$206,023
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	1,304,317	1,307,364
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	810,000	831,617
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	282,038	283,329
Santander Drive Auto Receivables Trust, Series 2010-B, Class B (a) 2.100% 9/15/14	1,505,561	1,508,024

		10,215,402

Commercial MBS — 7.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.729% 2/10/51	3,856,203	4,559,921
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.205% 2/10/51	3,002,000	3,643,475
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,686,431
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,539,667
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	999,184
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	58,787	59,616
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	420,000	466,403
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	2,112,946	2,224,173
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	800,000	931,056

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	$590,000	$689,682
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,672,392
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.751% 9/11/38	1,650,000	1,833,620
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B (a) 4.285% 9/10/45	950,000	996,976
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class A3 2.853% 10/15/45	985,000	1,000,716
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class A3 3.391% 5/15/45	1,350,000	1,442,912
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	1,060,000	1,076,301
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class AM 3.912% 5/15/45	850,000	916,163
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.773% 6/10/46	950,000	1,026,915
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.800% 12/10/49	2,487,000	2,959,148
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	1,633,605	1,685,565
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.409% 2/15/39	1,145,000	1,294,234
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.052% 2/15/41	1,385,000	830,200
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	950,000	1,025,725

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (a) 5.557% 11/10/46	$1,375,000	$1,606,374
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	530,029	539,392
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.867% 7/10/38	2,642,000	3,035,829
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	1,900,000	2,052,513
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	567,064
GS Mortgage Securities Corp. II, Series 2012-GC6, Class B (a) 5.639% 1/10/45	525,000	613,506
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	450,000	483,891
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class AS 4.117% 5/15/45	1,100,000	1,204,341
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class AS 4.271% 6/15/45	1,490,000	1,645,183
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (a) 4.801% 7/15/46	375,000	416,327
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class B VRN 4.969% 6/15/45	925,000	1,038,333
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,413,325
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	1,040,000	1,166,719
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,947,438

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.893% 6/12/46	$1,305,000	$1,496,168
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS 3.476% 11/15/45	1,190,000	1,236,675
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class B 3.930% 11/15/45	765,000	788,546
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	1,200,000	1,296,758
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	1,325,000	1,488,989
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (a) 5.317% 6/15/44	600,000	666,157
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	950,000	1,049,912
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,410,558
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	724,834	746,650
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.275% 1/11/43	880,000	1,059,100
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2 2.111% 3/15/45	1,375,000	1,430,390
STRIPs Ltd., Series 2012-1A, Class A 1.500% 8/25/17	2,250,411	2,224,136
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.565% 8/15/39	975,000	1,050,067
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.565% 8/15/39	2,772,896	2,929,496
VNO 2012-6AVE Mortgage Trust, Series 2012-6AVE, Class A (a) 2.996% 11/15/30	920,000	952,634
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	1,470,000	1,610,716

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	$1,240,000	$1,427,752
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	388,958	418,136
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	1,509,219	1,514,652
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	750,000	803,099
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS 3.660% 8/15/45	450,000	475,205
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	650,000	705,130
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class AS VRN 4.090% 6/15/45	1,100,000	1,201,114
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class B VRN 4.785% 6/15/45	1,200,000	1,316,664
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (a) 5.637% 11/15/44	500,000	578,850

		84,168,264

Home Equity ABS — 2.5%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.935% 1/25/35	1,350,000	1,239,172
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.480% 8/25/35	668,269	654,435
Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 FRN 0.630% 6/25/35	807,833	740,000
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.570% 7/25/35	456,736	444,624
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.580% 11/25/34	472,574	468,779
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.870% 6/25/35	908,879	875,620
Bear Stearns Asset Backed Securities Trust, Series 2006-EC2, Class A4 FRN 0.520% 2/25/36	515,270	513,744

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.590% 11/25/35	$32,445	$32,404
Bear Stearns Asset-Backed Securities Trust, Series 2005-3, Class A1 FRN 0.660% 9/25/35	455,904	450,980
BNC Mortgage Loan Trust, Series 2007-1, Class A2 FRN 0.270% 3/25/37	1,048,602	1,036,993
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.310% 5/25/36	33,995	33,936
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.320% 7/25/36	362,957	356,098
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.620% 12/25/33	282,689	282,719
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.390% 4/25/36	192,087	191,403
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.440% 9/25/34	180,089	179,525
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1 FRN 0.680% 12/25/35	950,000	893,642
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.700% 12/25/35	578,135	554,480
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.110% 2/25/35	541,680	455,449
First Frankin Mortgage Loan Asset-Backed Certificates, Series 2005-FF7, Class M1 FRN 0.660% 7/25/35	1,650,000	1,509,750
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.450% 1/25/36	671,000	616,975
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.640% 4/25/35	573,502	536,545
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.320% 7/25/37	256,714	256,034
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.380% 8/25/36	576,364	561,346
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.390% 7/25/36	585,307	582,519

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.990% 12/25/32	$1,423,698	$1,370,099
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.490% 8/25/45	309,449	304,862
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.760% 6/25/35	1,874,946	1,732,843
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.960% 2/25/35	562,743	551,407
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 1.005% 2/25/35	1,200,000	1,078,031
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.945% 6/28/35	1,771,813	1,684,649
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.975% 6/28/35	950,000	753,327
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.510% 6/25/35	1,370,021	1,367,681
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	635	650
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.680% 5/25/35	386,826	373,949
Park Place Securities Inc, 2005-WCW1 A3D 0.550% 9/25/35	213,017	211,392
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.590% 8/25/35	1,061,934	1,033,470
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.710% 3/25/35	902,625	861,134
RAAC Series, Series 2005-RP1, Class M1 FRN (a) 0.760% 7/25/37	259,457	256,179
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.400% 3/25/36	581,306	578,864
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.460% 1/25/36	1,095,970	1,089,500
Structured Asset Investment Loan Trust, Series 2005-HE1, Class A6 FRN 0.570% 7/25/35	2,070,757	2,075,352

	Principal Amount	Value
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.570% 8/25/35	$878,995	$870,984

		29,661,545

Other ABS — 2.7%
321 Henderson Receivables,LLC, Series 2010-2, Class A (a) 4.070% 1/15/48	396,701	426,971
Adams Outdoor Advertising LP, Series 2010-1, Class A (a) 5.438% 12/20/40	532,660	595,415
ARL First LLC, Series 2012-1A, Class A2 (a) 3.810% 12/15/42	730,000	730,000
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.389% 8/18/21	615,653	604,930
CLI Funding LLC, Series 2012-1A, Class A (a) 4.210% 6/18/27	188,024	196,858
Cronos Containers Program Ltd., Series 2012-2A, Class A (a) 3.810% 9/18/27	1,023,750	1,060,931
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,502,900	1,661,324
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	868,718	899,504
Drug Royalty II LP 1, Series 2012-1, Class A2 (a) (d) 4.474% 1/15/25	750,000	750,000
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,294,458	2,294,841
Global SC Finance SRL, Series 2012-1A, Class A (a) 4.110% 7/19/27	958,333	1,001,376
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.432% 11/25/26	1,425,000	1,399,737
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.465% 6/02/17	1,425,000	1,436,884
Icon Brands Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	630,000	641,762
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	2,600,000	2,600,000
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	910,764	914,563

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley ABS Capital I, Series 2005-WMC6, Class M2 FRN 0.710% 7/25/35	$710,000	$652,784
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	1,244,229	1,244,567
Newport Waves CDO (Acquired 3/30/07, Cost $1,269,023), Series 2007-1A, Class A3LS FRN (a) (e) 0.909% 6/20/14	1,175,000	1,071,835
NuCO2 Funding LLC, Series 2008-1A, Class A1 (a) 7.250% 6/25/38	2,020,000	2,067,672
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.709% 10/17/16	1,100,000	1,114,761
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	571,905	573,040
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	904,875	1,005,555
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	533,144	562,846
SVO VOI Mortgage Corp., Series 2012-AA, Class A (a) 2.000% 9/20/29	1,150,408	1,150,680
TAL Advantage LLC, Series 2006-1A FRN (a) 0.376% 4/20/21	533,333	523,724
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.609% 10/15/15	737,000	744,024
Trinity Rail Leasing LP, Series 2012-1A, Class A1 (a) 2.266% 1/15/43	700,000	696,536
Trinity Rail Leasing LP, Series 2006-1A, Class A1 (a) 5.900% 5/14/36	576,516	649,987
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	621,968	651,966
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.380% 11/26/21	1,556,875	1,520,857
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	911,637	918,474

		32,364,404

	Principal Amount	Value
Student Loans ABS — 2.3%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.442% 8/25/26	$469,719	$455,768
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.186% 1/25/47	1,500,000	1,275,000
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.709% 6/15/43	1,750,000	1,684,375
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.711% 6/15/43	1,075,000	1,021,629
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	650,000	548,317
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.412% 8/25/25	750,329	745,911
GCO Education Loan Funding Trust, Series 2007-1, Class A7AR FRN (a) 1.490% 11/26/46	1,250,000	1,126,311
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 2.140% 3/25/42	800,000	701,088
Higher Education Funding I, Series 2004-1, Class A5 FRN (a) 1.441% 1/01/44	150,000	133,923
Higher Education Funding I, Series 2004-1, Class A6 FRN (a) 1.714% 1/01/44	150,000	133,923
Higher Education Funding I, Series 2004-1, Class A2 FRN (a) 1.715% 1/01/44	150,000	133,923
Higher Education Funding I, Series 2004-1, Class A9 FRN (a) 1.716% 1/01/44	150,000	133,923
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.320% 3/25/26	705,251	698,112
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.420% 4/26/27	1,146,630	1,129,034
Nelnet Student Loan Trust, Series 2005-4, Class A4A FRN 0.798% 3/22/32	325,000	281,578
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.010% 4/25/46	655,141	660,699
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.522% 5/28/26	1,152,119	1,136,346

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.433% 1/28/47	$850,000	$565,505
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.510% 7/15/36	4,270,000	4,005,700
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.640% 7/15/36	378,000	313,123
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.898% 3/15/38	796,291	656,064
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.250% 12/15/16	1,300,000	1,300,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.660% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.701% 12/15/16	275,000	275,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.701% 12/15/16	850,000	850,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.703% 12/15/16	380,000	380,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.000% 9/15/28	1,150,000	1,058,786
SLM Student Loan Trust, Series 2002-7, Class A10 2.400% 3/15/28	965,000	965,000
SLM Student Loan Trust, Series 2003-5, Class A7 2.400% 6/17/30	250,000	229,730
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 2.600% 3/15/28	1,850,000	1,725,458
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.380% 12/17/46	1,525,000	1,151,375
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.503% 10/28/28	332,859	331,803
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.425% 7/27/20	778,002	777,013

		26,734,417

WL Collateral CMO — 0.4%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.094% 8/25/34	165,984	154,690

	Principal Amount	Value
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	$1,237,795	$1,259,711
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.089% 2/25/34	32,659	31,589
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.148% 9/25/33	16,624	14,184
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.718% 8/25/34	27,464	25,369
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.400% 1/19/38	692,467	521,185
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.570% 7/25/35	407,408	393,745
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.320% 5/25/37	653,466	321,434
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.606% 8/25/34	97,980	79,127
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.460% 8/25/36	198,072	181,128
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.724% 7/25/33	6,042	6,330
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.896% 2/25/34	11,198	11,634
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.679% 2/25/34	498	495
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	1,039,963	1,049,843
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	119,360	119,640
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.470% 7/25/35	364,843	358,810
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.898% 3/25/34	67,953	64,434
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.565% 4/25/44	161,780	159,501

		4,752,849

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.460% 11/25/37	$940,226	$915,646
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.153% 6/25/32	41,831	36,437

		952,083

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $181,888,619)		188,848,964

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Brazilian Government International Bond 4.875% 1/22/21	425,000	512,125
Colombia Government International Bond 7.375% 3/18/19	725,000	953,013
Mexico Government International Bond 4.750% 3/08/44	1,955,000	2,209,150
Peruvian Government International Bond 6.550% 3/14/37	405,000	585,225
Poland Government International Bond 6.375% 7/15/19	690,000	860,237
Province of Quebec Canada 7.500% 9/15/29	390,000	592,726
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,722,650
Republic of Brazil International Bond 5.875% 1/15/19	876,000	1,083,612
United Mexican States 5.125% 1/15/20	850,000	1,015,750
United Mexican States 6.750% 9/27/34	685,000	986,400

		10,520,888

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,726,333)		10,520,888

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 31.4%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	165,784	192,442
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	152,443	174,710

		367,152

	Principal Amount	Value
Pass-Through Securities — 31.4%
Federal Home Loan Mortgage Corp.
Pool #J13220 3.500% 10/01/20	$9,672	$10,168
Pool #J13349 3.500% 10/01/25	63,460	66,719
Pool #J13585 3.500% 11/01/25	77,158	81,122
Pool #J13604 3.500% 11/01/25	72,938	76,684
Pool #E02779 3.500% 12/01/25	1,017,803	1,070,085
Pool #J13972 3.500% 1/01/26	229,988	241,802
Pool #G18378 3.500% 2/01/26	198,979	209,200
Pool #J14888 3.500% 4/01/26	835,130	878,028
Pool #G18392 3.500% 6/01/26	379,018	398,487
Pool #J15655 3.500% 6/01/26	257,372	270,592
Pool #E02920 3.500% 6/01/26	2,093,508	2,201,045
Pool #E02935 3.500% 7/01/26	1,088,830	1,144,760
Pool #J16354 3.500% 8/01/26	842,509	885,786
Pool #C91344 3.500% 11/01/30	476,053	506,253
Pool #C91424 3.500% 1/01/32	325,476	346,123
Pool #G08473 3.500% 1/01/42	643,287	684,096
Pool #Q07182 3.500% 4/01/42	383,144	407,450
Pool #Q07219 3.500% 4/01/42	422,679	449,493
Pool #Q07227 3.500% 4/01/42	621,718	661,158
Pool #Q07808 3.500% 4/01/42	378,283	402,280
Pool #G08491 3.500% 5/01/42	928,250	987,136
Pool #G08495 3.500% 6/01/42	1,415,464	1,505,257
Pool #C09000 3.500% 6/01/42	2,500,551	2,659,180
Pool #Q08729 3.500% 6/01/42	990,400	1,053,229
Pool #Q09501 3.500% 7/01/42	483,862	514,557

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #Q09457 3.500% 7/01/42	$848,480	$902,305
Pool #Q10944 3.500% 9/01/42	141,580	150,827
Pool #C09016 3.500% 10/01/42	185,121	197,212
Pool #Q11626 3.500% 10/01/42	255,733	272,435
Pool #G05256 4.000% 3/01/39	404,843	431,774
Pool #A93090 4.000% 7/01/40	1,136,998	1,212,635
Pool #A93990 4.000% 9/01/40	572,962	611,077
Pool #C03565 4.000% 12/01/40	4,686,247	4,997,992
Pool #A95563 4.000% 12/01/40	55,665	59,368
Pool #A95555 4.000% 12/01/40	1,538,035	1,640,351
Pool #A96469 4.000% 1/01/41	1,780,077	1,898,493
Pool #A97165 4.000% 1/01/41	372,766	397,564
Pool #A96849 4.000% 2/01/41	1,732,429	1,847,676
Pool #A97294 4.000% 2/01/41	63,061	67,256
Pool #A96815 4.000% 2/01/41	167,104	178,220
Pool #G08459 4.000% 9/01/41	168,864	180,467
Pool #Q03310 4.000% 9/01/41	262,831	280,890
Pool #Q03085 4.000% 9/01/41	1,398,875	1,491,933
Pool #G06782 4.000% 10/01/41	387,378	413,995
Pool #C03755 4.000% 3/01/42	4,034,642	4,303,040
Pool #G08487 4.000% 4/01/42	645,746	692,941
Pool #C91239 4.500% 3/01/29	44,832	48,160
Pool #C91251 4.500% 6/01/29	269,088	289,059
Pool #A84097 4.500% 1/01/39	9,112	9,761
Pool #G08330 4.500% 1/01/39	9,844	10,545
Pool #G05167 4.500% 2/01/39	294,024	314,974
Pool #A84315 4.500% 2/01/39	40,342	43,216

	Principal Amount	Value
Pool #A84277 4.500% 2/01/39	$10,135	$10,857
Pool #A84432 4.500% 2/01/39	306,141	327,954
Pool #A84999 4.500% 3/01/39	758,253	819,387
Pool #A85612 4.500% 4/01/39	268,838	287,993
Pool #G05397 4.500% 4/01/39	1,048,164	1,122,846
Pool #G05447 4.500% 5/01/39	1,880,935	2,014,952
Pool #A86399 4.500% 5/01/39	207,684	222,482
Pool #A86521 4.500% 5/01/39	1,151,059	1,233,072
Pool #A88967 4.500% 9/01/39	256,976	275,286
Pool #G05695 4.500% 11/01/39	692,185	741,503
Pool #A90421 4.500% 12/01/39	142,550	152,706
Pool #A90764 4.500% 1/01/40	68,018	72,864
Pool #A90988 4.500% 2/01/40	591,953	634,129
Pool #A91518 4.500% 3/01/40	86,593	92,762
Pool #A92240 4.500% 5/01/40	3,956,216	4,238,097
Pool #G05849 4.500% 5/01/40	541,811	580,415
Pool #A92893 4.500% 7/01/40	229,754	246,124
Pool #A93451 4.500% 8/01/40	3,101,624	3,322,615
Pool #A93503 4.500% 8/01/40	2,268,593	2,430,230
Pool #C03517 4.500% 9/01/40	50,680	54,291
Pool #A96834 4.500% 2/01/41	12,393	13,276
Pool #A97046 4.500% 2/01/41	51,150	54,794
Pool #A97047 4.500% 2/01/41	139,499	149,439
Pool #Q00543 4.500% 5/01/41	43,979	47,264
Pool #Q01417 4.500% 6/01/41	739,671	794,915
Pool #G05253 5.000% 2/01/39	1,573,843	1,692,988

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #C90939 5.500% 12/01/25	$137,182	$148,038
Pool #D97258 5.500% 4/01/27	216,237	233,350
Pool #C91026 5.500% 4/01/27	271,751	293,258
Pool #C91074 5.500% 8/01/27	25,109	27,096
Pool #D97417 5.500% 10/01/27	216,316	233,706
Pool #C91128 5.500% 12/01/27	11,840	12,792
Pool #C91148 5.500% 1/01/28	492,658	532,263
Pool #C91176 5.500% 5/01/28	188,663	203,829
Pool #C91217 5.500% 11/01/28	105,940	114,457
Pool #E85389 6.000% 9/01/16	27,250	29,085
Pool #G11431 6.000% 2/01/18	22,824	24,575
Pool #E85409 6.500% 9/01/16	72,448	77,867
Pool #E85301 6.500% 9/01/16	77,708	83,751
Pool #E85032 6.500% 9/01/16	11,306	12,083
Pool #C01079 7.500% 10/01/30	5,457	6,385
Pool #C01135 7.500% 2/01/31	17,473	20,435
Pool #554904 9.000% 3/01/17	89	95
Federal National Mortgage Association Pool #725692 2.300% 10/01/33	434,452	459,754
Pool #888586 2.370% 10/01/34	458,297	486,423
Pool #AK7766 2.500% 3/01/27	8,555,765	8,951,804
Pool #AK6980 2.500% 3/01/27	603,562	631,500
Pool #AB4992 2.500% 4/01/27	354,702	371,121
Pool #AK9666 2.500% 5/01/27	843,121	882,149
Pool #AO4073 2.500% 5/01/27	546,640	571,943
Pool #AO7636 2.500% 6/01/27	1,096,525	1,147,282
Pool #AO6279 2.500% 6/01/27	1,032,748	1,080,553

	Principal Amount	Value
Pool #AP2519 2.500% 7/01/27	$437,027	$457,256
Pool #AP2894 2.500% 8/01/27	408,682	427,600
Pool #AP2899 2.500% 8/01/27	196,047	205,122
Pool #AP3204 2.500% 8/01/27	487,610	510,182
Pool #AO0483 2.500% 9/01/27	4,876,691	5,102,428
Pool #AP2917 2.500% 9/01/27	406,312	425,119
Pool #AQ4772 2.500% 12/01/27	500,000	523,145
Pool #AB7143 2.500% 12/01/27	497,434	520,460
Pool #775539 2.651% 5/01/34	225,490	240,064
Pool #AE0639 3.000% 12/01/25	2,026,621	2,139,272
Pool #AJ4087 3.000% 10/01/26	19,586	20,675
Pool #AB3900 3.000% 11/01/26	21,180	22,357
Pool #AJ5336 3.000% 11/01/26	2,401,242	2,534,717
Pool #AJ8307 3.000% 12/01/26	1,806,112	1,906,507
Pool #AJ9580 3.000% 2/01/27	157,195	165,933
Pool #AK3818 3.000% 2/01/27	22,917	24,191
Pool #AL1382 3.000% 2/01/27	962,309	1,015,800
Pool #AK7740 3.000% 3/01/27	2,078,694	2,194,240
Pool #AK9467 3.000% 3/01/27	2,609,638	2,754,697
Pool #AK5238 3.000% 4/01/27	24,743	26,118
Pool #AK5866 3.000% 4/01/27	587,240	619,882
Pool #AK5904 3.000% 4/01/27	790,567	834,512
Pool #AK6881 3.000% 4/01/27	3,848,962	4,062,910
Pool #AJ9899 3.000% 2/01/42	65,126	68,303
Pool #AK4324 3.000% 5/01/42	616,996	647,099
Pool #AO4323 3.000% 5/01/42	1,258,802	1,320,218

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AO2014 3.000% 6/01/42	$1,089,347	$1,142,495
Pool #AO2015 3.000% 6/01/42	234,495	245,936
Pool #AO3541 3.000% 6/01/42	955,493	1,002,111
Pool #AO6269 3.000% 6/01/42	692,778	726,578
Pool #AO6341 3.000% 6/01/42	2,179,424	2,285,756
Pool #AB5461 3.000% 6/01/42	460,245	482,700
Pool #AB5462 3.000% 6/01/42	942,246	988,217
Pool #AO8444 3.000% 8/01/42	73,986	77,595
Pool #AP5505 3.000% 9/01/42	743,541	779,817
Pool #AP7553 3.000% 9/01/42	200,220	209,988
Pool #AP4398 3.000% 9/01/42	7,859,656	8,243,121
Pool #AP4545 3.000% 9/01/42	122,491	128,468
Pool #AP4786 3.000% 9/01/42	869,470	911,890
Pool #AP6999 3.000% 10/01/42	38,045	39,901
Pool #AB6590 3.000% 10/01/42	65,206	68,387
Pool #AO3259 3.000% 10/01/42	989,387	1,037,658
Pool #AP8500 3.000% 11/01/42	95,001	99,636
Pool #AQ1958 3.000% 11/01/42	34,060	35,721
Pool #AQ3294 3.000% 11/01/42	189,094	198,320
Pool #AQ4787 3.000% 11/01/42	858,101	899,967
Pool #AQ5387 3.000% 12/01/42	70,234	73,660
Pool #AQ6253 3.000% 12/01/42	745,699	782,081
Pool #AQ5590 3.000% 12/01/42	700,000	734,590
Pool #AQ8070 3.000% 12/01/42	46,899	49,187
Pool #AQ8898 3.000% 12/01/42	106,833	112,045
Pool #AQ9802 3.000% 12/01/42	256,559	269,076

	Principal Amount	Value
Pool #AQ9615 3.000% 12/01/42	$822,934	$863,084
Pool #AB7397 3.000% 12/01/42	297,763	312,290
Pool #AB7401 3.000% 12/01/42	297,764	312,292
Pool #AB7434 3.000% 12/01/42	58,165	61,003
Pool #AQ5083 3.000% 1/01/43	2,000,000	2,097,578
Pool #AR0060 3.000% 1/01/43	2,000,000	2,097,578
Pool #AR0065 3.000% 1/01/43	1,000,000	1,048,789
Pool #AR0083 3.000% 1/01/43	300,000	314,637
Pool #MA0504 3.500% 8/01/20	585,115	620,542
Pool #MA0629 3.500% 1/01/21	84,488	89,603
Pool #AB1485 3.500% 9/01/30	234,675	250,176
Pool #AJ3722 3.500% 12/01/31	479,320	510,981
Pool #MA1084 3.500% 6/01/32	10,809,833	11,534,008
Pool #AB6353 3.500% 10/01/32	10,985,756	11,721,716
Pool #AE2617 3.500% 11/01/40	90,553	96,535
Pool #AE0981 3.500% 3/01/41	42,726	45,548
Pool #AB3740 3.500% 6/01/41	10,200,005	10,873,764
Pool #AB3414 3.500% 8/01/41	88,173	93,997
Pool #AJ8363 3.500% 1/01/42	627,596	669,052
Pool #AK0741 3.500% 2/01/42	613,639	654,173
Pool #AL1468 3.500% 3/01/42	334,219	356,296
Pool #AB4762 3.500% 3/01/42	29,920	31,896
Pool #AO2977 3.500% 5/01/42	2,200,176	2,345,508
Pool #AO4385 3.500% 6/01/42	953,816	1,016,820
Pool #AO4137 3.500% 6/01/42	496,472	529,267
Pool #AO8629 3.500% 7/01/42	9,659,964	10,298,050

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AP6609 3.500% 9/01/42	$11,655,223	$12,425,105
Pool #AQ4783 3.500% 11/01/42	300,000	320,191
Pool #AC2752 4.000% 8/01/39	53,573	57,363
Pool #AC8563 4.000% 1/01/40	544,780	583,319
Pool #AD3098 4.000% 4/01/40	21,474	22,993
Pool #AD7121 4.000% 7/01/40	224,928	240,840
Pool #AD8033 4.000% 8/01/40	71,960	77,050
Pool #AD9436 4.000% 8/01/40	14,352	15,367
Pool #AE4934 4.000% 9/01/40	110,674	118,504
Pool #MA0514 4.000% 9/01/40	506,429	542,255
Pool #AD9362 4.000% 9/01/40	56,768	60,784
Pool #AE4050 4.000% 10/01/40	96,919	103,775
Pool #AE5128 4.000% 10/01/40	130,723	139,970
Pool #AE7186 4.000% 11/01/40	523,156	560,165
Pool #AE8397 4.000% 11/01/40	142,519	152,601
Pool #AE9248 4.000% 11/01/40	46,078	49,338
Pool #MA0561 4.000% 11/01/40	389,371	416,916
Pool #AE5979 4.000% 11/01/40	89,294	97,229
Pool #AE2452 4.000% 12/01/40	149,790	160,386
Pool #AH1869 4.000% 12/01/40	206,045	220,621
Pool #AH0153 4.000% 12/01/40	392,915	420,711
Pool #AH1016 4.000% 12/01/40	237,266	254,050
Pool #AH1512 4.000% 12/01/40	108,252	115,910
Pool #941606 4.000% 12/01/40	678,356	726,344
Pool #MA0583 4.000% 12/01/40	36,649	39,242
Pool #AH1561 4.000% 12/01/40	83,096	88,974

	Principal Amount	Value
Pool #AB1958 4.000% 12/01/40	$330,894	$354,303
Pool #AH0032 4.000% 1/01/41	415,042	444,403
Pool #AH3458 4.000% 1/01/41	153,128	163,960
Pool #AH1190 4.000% 1/01/41	480,275	514,251
Pool #AH6539 4.000% 2/01/41	117,613	129,719
Pool #AH6033 4.000% 2/01/41	331,317	354,755
Pool #AH8240 4.000% 3/01/41	561,002	600,688
Pool #AI6873 4.000% 8/01/41	539,957	578,154
Pool #AA3980 4.500% 4/01/28	407,762	440,813
Pool #555783 4.500% 10/01/33	3,436,346	3,710,046
Pool #931449 4.500% 5/01/35	150,239	162,206
Pool #888794 4.500% 9/01/35	717,142	774,149
Pool #555522 5.000% 6/01/33	4,437	4,813
Pool #836283 5.000% 10/01/35	321,678	348,166
Pool #831842 5.000% 10/01/36	116,406	125,955
Pool #909337 5.000% 2/01/37	13,799	14,931
Pool #910332 5.000% 3/01/37	8,020	8,678
Pool #918068 5.000% 5/01/37	10,908	11,803
Pool #889040 5.000% 6/01/37	9,919	10,732
Pool #916493 5.000% 6/01/37	9,176	9,929
Pool #933522 5.000% 2/01/38	165,070	178,611
Pool #975213 5.000% 3/01/38	7,575	8,196
Pool #933806 5.000% 5/01/38	1,294,334	1,400,510
Pool #982014 5.000% 5/01/38	186,167	201,438
Pool #995245 5.000% 1/01/39	1,422,451	1,539,136
Pool #AA2534 5.000% 3/01/39	533,115	576,847

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AA4260 5.000% 4/01/39	$294,372	$318,519
Pool #930992 5.000% 4/01/39	2,124,688	2,298,979
Pool #AA5781 5.000% 4/01/39	312,971	338,645
Pool #931201 5.000% 5/01/39	225,919	248,335
Pool #255148 5.500% 2/01/14	485	521
Pool #256153 5.500% 3/01/26	8,990	9,753
Pool #256600 5.500% 2/01/27	587,437	640,214
Pool #687984 5.500% 3/01/33	3,569	3,912
Pool #985612 5.500% 5/01/33	339,010	371,587
Pool #555876 5.500% 10/01/33	9,458	10,361
Pool #985615 5.500% 4/01/34	4,946,730	5,422,080
Pool #777124 5.500% 4/01/34	26,872	29,395
Pool #AD0227 5.500% 5/01/34	7,811	8,557
Pool #796821 5.500% 9/01/34	48,382	52,880
Pool #842123 5.500% 10/01/35	27,631	30,131
Pool #745339 5.500% 3/01/36	60,158	65,600
Pool #891435 5.500% 3/01/36	209,591	227,373
Pool #903812 5.500% 12/01/36	71,860	77,957
Pool #888129 5.500% 2/01/37	77,854	84,459
Pool #899170 5.500% 2/01/37	63,346	68,720
Pool #915674 5.500% 3/01/37	90,892	98,603
Pool #914752 5.500% 4/01/37	25,441	27,600
Pool #918298 5.500% 5/01/37	27,180	29,486
Pool #190379 5.500% 5/01/37	242,094	262,634
Pool #928381 5.500% 6/01/37	71,604	77,758
Pool #928475 5.500% 6/01/37	76,342	82,819

	Principal Amount	Value
Pool #899588 5.500% 6/01/37	$182,530	$198,016
Pool #918554 5.500% 6/01/37	43,365	47,044
Pool #967740 5.500% 7/01/37	20,615	22,365
Pool #256799 5.500% 7/01/37	33,234	36,053
Pool #944501 5.500% 7/01/37	51,382	55,741
Pool #942290 5.500% 8/01/37	5,353	5,807
Pool #949707 5.500% 9/01/37	126,194	136,901
Pool #961567 5.500% 2/01/38	60,374	65,496
Pool #961589 5.500% 2/01/38	15,524	16,842
Pool #889310 5.500% 3/01/38	236,826	257,216
Pool #929318 5.500% 3/01/38	61,081	66,302
Pool #889253 5.500% 3/01/38	681,371	739,181
Pool #975782 5.500% 4/01/38	63,059	68,566
Pool #933731 5.500% 4/01/38	1,098,739	1,191,961
Pool #975123 5.500% 5/01/38	61,719	66,955
Pool #995048 5.500% 5/01/38	42,806	46,438
Pool #889572 5.500% 6/01/38	10,673	11,579
Pool #929637 5.500% 6/01/38	4,450	4,827
Pool #995018 5.500% 6/01/38	7,071	7,671
Pool #889729 5.500% 7/01/38	5,255	5,701
Pool #986761 5.500% 7/01/38	108,626	118,080
Pool #257306 5.500% 8/01/38	69,564	75,467
Pool #995072 5.500% 8/01/38	65,205	70,839
Pool #929916 5.500% 9/01/38	155,460	171,176
Pool #889982 5.500% 11/01/38	103,275	112,038
Pool #993084 5.500% 12/01/38	184,578	200,354

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AB0194 5.500% 1/01/39	$18,966	$20,575
Pool #AL0484 5.500% 5/01/40	127,839	138,686
Pool #AL0414 5.500% 9/01/40	958,000	1,039,281
Pool #587994 6.000% 6/01/16	11,888	12,669
Pool #251586 6.000% 12/01/17	144	157
Pool #846572 6.000% 12/01/35	14,369	15,817
Pool #866958 6.000% 2/01/36	732,396	806,237
Pool #867015 6.000% 3/01/36	59,604	65,613
Pool #882535 6.000% 5/01/36	1,681,968	1,847,866
Pool #887398 6.000% 7/01/36	775,277	853,441
Pool #892566 6.000% 7/01/36	423,095	464,826
Pool #895096 6.000% 8/01/36	324,937	356,987
Pool #831812 6.000% 9/01/36	73,254	80,525
Pool #745885 6.000% 10/01/36	16,902	18,569
Pool #888128 6.000% 1/01/37	14,667	16,123
Pool #905108 6.000% 1/01/37	1,412,906	1,549,616
Pool #909670 6.000% 2/01/37	116,820	128,123
Pool #941274 6.000% 7/01/37	14,511	15,888
Pool #945841 6.000% 8/01/37	209,302	229,161
Pool #945829 6.000% 8/01/37	123,901	135,464
Pool #948712 6.000% 8/01/37	123,374	134,888
Pool #946811 6.000% 9/01/37	92,836	101,499
Pool #959997 6.000% 11/01/37	740,115	810,339
Pool #960140 6.000% 11/01/37	276,230	302,267
Pool #967265 6.000% 11/01/37	185,008	202,273
Pool #966279 6.000% 12/01/37	104,414	114,647

	Principal Amount	Value
Pool #956069 6.000% 12/01/37	$64,797	$70,743
Pool #966659 6.000% 12/01/37	702,739	771,613
Pool #966851 6.000% 12/01/37	441,852	483,086
Pool #889108 6.000% 2/01/38	774,031	845,054
Pool #971831 6.000% 2/01/38	420,349	458,919
Pool #972305 6.000% 2/01/38	426,846	466,012
Pool #933857 6.000% 5/01/38	423,002	461,816
Pool #982665 6.000% 7/01/38	172,450	188,193
Pool #987784 6.000% 8/01/38	173,810	189,677
Pool #988043 6.000% 8/01/38	118,248	129,043
Pool #934427 6.000% 9/01/38	320,379	349,626
Pool #965365 6.000% 10/01/38	152,501	166,423
Pool #991860 6.000% 10/01/38	60,476	65,996
Pool #992231 6.000% 11/01/38	21,320	23,256
Pool #992621 6.000% 11/01/38	14,344	15,647
Pool #935206 6.000% 4/01/39	88,159	96,138
Pool #AE0682 6.000% 4/01/39	190,194	207,645
Pool #253880 6.500% 7/01/16	40,192	42,943
Pool #575667 7.000% 3/01/31	36,624	42,067
Pool #572577 7.000% 4/01/31	10,048	11,538
Pool #497120 7.500% 8/01/29	408	477
Pool #529453 7.500% 1/01/30	7,032	8,238
Pool #532418 7.500% 2/01/30	5,151	6,036
Pool #531196 7.500% 2/01/30	714	837
Pool #530299 7.500% 3/01/30	2,141	2,506
Pool #536386 7.500% 4/01/30	598	701

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #535996 7.500% 6/01/31	$20,757	$24,304
Pool #523499 8.000% 11/01/29	1,748	2,058
Pool #252926 8.000% 12/01/29	716	849
Pool #532819 8.000% 3/01/30	231	275
Pool #537033 8.000% 4/01/30	5,020	5,972
Pool #534703 8.000% 5/01/30	3,510	4,167
Pool #253437 8.000% 9/01/30	410	487
Pool #253481 8.000% 10/01/30	258	306
Pool #596656 8.000% 8/01/31	4,175	4,809
Pool #190317 8.000% 8/01/31	9,772	11,601
Pool #602008 8.000% 8/01/31	12,310	14,643
Pool #597220 8.000% 9/01/31	7,747	9,230
Federal National Mortgage Association TBA Pool #3348 2.500% 7/01/27 (f)	1,450,000	1,516,270
Pool #1312 3.000% 11/01/26 (f)	4,700,000	4,961,438
Pool #4241 3.000% 8/01/42 (f)	18,100,000	18,969,649
Pool #9174 4.000% 8/01/40 (f)	3,000,000	3,215,391
Pool #18718 4.500% 6/01/39 (f)	10,000,000	10,803,125
Pool #29800 5.000% 12/01/36 (f)	14,500,000	15,706,445
Pool #45659 5.500% 2/01/35 (f)	5,500,000	5,975,664
Government National Mortgage Association Pool #008746 1.625% 11/20/25	10,282	10,657
Pool #080136 1.625% 11/20/27	1,924	2,001
Pool #82488 3.000% 3/20/40	1,692,102	1,769,409
Pool #515963 3.000% 11/15/41	492,727	524,369
Pool #711406 3.000% 3/15/42	3,910,064	4,161,163

	Principal Amount	Value
Pool #779084 3.000% 4/15/42	$490,986	$522,516
Pool #798393 3.000% 4/15/42	295,769	314,763
Pool #82462 3.500% 1/20/40	2,061,334	2,201,409
Pool #737551 4.000% 10/15/40	35,267	38,709
Pool #763488 4.000% 3/15/41	173,402	192,496
Pool #738123 4.000% 3/15/41	855,389	938,889
Pool #758466 4.000% 6/15/41	313,732	344,750
Pool #729350 4.000% 7/15/41	756,566	831,365
Pool #738711 4.000% 9/15/41	456,152	501,251
Pool #771462 4.000% 11/15/41	29,643	32,573
Pool #771456 4.000% 11/15/41	260,650	286,420
Pool #778693 4.000% 12/15/41	1,050,502	1,154,362
Pool #778100 4.000% 12/15/41	255,656	280,932
Pool #594730 4.500% 9/15/33	8,652	9,492
Pool #781936 4.500% 6/15/35	531,565	584,161
Pool #723627 4.500% 1/15/40	394,461	434,169
Pool #728627 4.500% 1/15/40	1,906,022	2,097,890
Pool #731044 4.500% 2/15/40	395,775	435,615
Pool #708003 4.500% 4/15/40	459,890	506,185
Pool #724803 4.500% 4/15/40	537,610	591,728
Pool #733342 4.500% 5/15/40	289,532	318,678
Pool #722872 4.500% 5/15/40	1,225,288	1,348,631
Pool #727380 4.500% 5/15/40	707,914	779,176
Pool #745038 4.500% 5/15/40	420,858	463,224
Pool #617955 4.500% 5/15/40	414,267	455,969
Pool #739142 4.500% 6/15/40	370,505	407,802

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #736056 4.500% 6/15/40	$758,627	$834,993
Pool #657654 4.500% 7/15/40	683,856	752,696
Pool #741032 4.500% 8/15/40	444,872	489,655
Pool #723069 4.500% 2/15/41	86,770	95,125
Pool #738015 4.500% 2/15/41	1,816,295	1,991,184
Pool #783276 4.500% 3/15/41	722,773	798,467
Pool #763501 4.500% 4/15/41	407,052	446,247
Pool #763538 4.500% 5/15/41	587,215	643,757
Pool #734437 4.500% 5/15/41	95,786	105,009
Pool #749757 4.500% 5/15/41	575,429	630,837
Pool #765337 4.500% 6/15/41	1,331,196	1,459,375
Pool #411002 4.500% 7/15/41	473,769	519,388
Pool #766378 4.500% 7/15/41	628,594	689,121
Pool #769095 4.500% 7/15/41	20,286	22,239
Pool #748155 4.500% 7/15/41	418,265	458,540
Pool #752247 4.500% 8/15/41	348,855	382,446
Pool #738652 4.500% 8/15/41	381,631	418,378
Pool #775029 4.500% 9/15/41	603,165	661,243
Pool #738793 4.500% 9/15/41	1,429,925	1,567,612
Pool #773664 4.500% 10/15/41	374,962	411,066
Pool #598726 5.000% 7/15/33	28,497	31,220
Pool #615654 5.000% 10/15/33	8,209	9,001
Pool #538719 5.000% 5/15/35	22,293	24,423
Pool #644753 5.000% 5/15/35	19,852	21,749
Pool #550656 5.000% 9/15/35	207,257	227,028
Pool #646088 5.000% 12/15/36	4,072	4,450

	Principal Amount	Value
Pool #682586 5.000% 4/15/38	$425,057	$463,345
Pool #688451 5.000% 5/15/38	10,442	11,380
Pool #688210 5.000% 7/15/38	109,385	119,204
Pool #698010 5.000% 1/15/39	114,330	124,593
Pool #646713 5.000% 2/15/39	366,070	398,930
Pool #487697 5.000% 3/15/39	195,061	212,571
Pool #697944 5.000% 3/15/39	1,226,429	1,336,520
Pool #782635 5.000% 4/15/39	970,704	1,059,205
Pool #698342 5.000% 5/15/39	175,131	190,852
Pool #698343 5.000% 5/15/39	8,359	9,110
Pool #704544 5.000% 5/15/39	418,363	455,918
Pool #716514 5.000% 7/15/39	860,683	947,625
Pool #698438 5.000% 8/15/39	259,298	285,491
Pool #698462 5.000% 8/15/39	754,612	830,840
Pool #723354 5.000% 9/15/39	214,499	236,167
Pool #692754 5.000% 9/15/39	1,310,403	1,442,774
Pool #723434 5.000% 11/15/39	414,213	456,055
Pool #737037 5.000% 2/15/40	1,616,369	1,779,647
Pool #737191 5.000% 4/15/40	351,310	386,798
Pool #705143 5.000% 6/15/40	326,167	359,115
Pool #739708 5.000% 7/15/40	816,753	899,257
Pool #733276 5.000% 8/15/40	177,682	195,630
Pool #744035 5.000% 2/15/41	773,081	848,275
Pool #760376 5.000% 9/15/41	95,165	104,064
Pool #369261 6.000% 12/15/23	1,734	1,941
Pool #544462 6.000% 4/15/31	1,043	1,167

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #781607 6.000% 3/15/33	$78,097	$87,618
Pool #617089 6.000% 5/15/36	621,252	697,428
Pool #656064 6.000% 7/15/36	711,510	798,753
Pool #544307 6.000% 12/15/36	577,604	647,886
Pool #671007 6.000% 8/15/37	114,884	128,719
Pool #668589 6.000% 9/15/37	710,658	796,243
Pool #683864 6.000% 2/15/38	123,800	138,670
Pool #699657 6.000% 10/15/38	54,689	61,224
Pool #748546 6.000% 11/15/38	116,582	130,586
Pool #704054 6.000% 11/15/38	84,613	94,724
Pool #646744 6.000% 3/15/39	96,954	108,539
Pool #719899 6.000% 8/15/39	75,574	85,171
Pool #371146 7.000% 9/15/23	1,206	1,373
Pool #352022 7.000% 11/15/23	19,985	22,740
Pool #374440 7.000% 11/15/23	1,610	1,834
Pool #491089 7.000% 12/15/28	36,795	42,534
Pool #483598 7.000% 1/15/29	5,462	6,288
Pool #480539 7.000% 4/15/29	705	816
Pool #478658 7.000% 5/15/29	8,454	9,803
Pool #488634 7.000% 5/15/29	3,062	3,545
Pool #500928 7.000% 5/15/29	7,173	8,286
Pool #498541 7.000% 6/15/29	3,600	3,714
Pool #509546 7.000% 6/15/29	6,193	7,187
Pool #499410 7.000% 7/15/29	3,049	3,538
Pool #508655 7.000% 7/15/29	179	207
Pool #510083 7.000% 7/15/29	3,163	3,656

	Principal Amount	Value
Pool #493723 7.000% 8/15/29	$14,187	$16,462
Pool #507093 7.000% 8/15/29	1,667	1,935
Pool #516706 7.000% 8/15/29	227	255
Pool #505558 7.000% 9/15/29	2,740	3,177
Pool #581417 7.000% 7/15/32	40,310	46,934
Pool #591581 7.000% 8/15/32	16,749	19,523
Pool #210946 7.500% 3/15/17	5,917	6,462
Pool #203940 7.500% 4/15/17	8,392	9,094
Pool #181168 7.500% 5/15/17	5,551	6,069
Pool #193870 7.500% 5/15/17	6,813	7,449
Pool #192796 7.500% 6/15/17	1,017	1,108
Pool #226163 7.500% 7/15/17	11,122	12,188
Government National Mortgage Association TBA
Pool #9945 4.500% 7/01/39 (f)	3,300,000	3,613,500
Pool #13331 5.000% 4/01/38 (f)	3,100,000	3,379,242

		369,724,678

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $366,223,308)		370,091,830

U.S. TREASURY OBLIGATIONS — 11.0%
U.S. Treasury Bonds & Notes — 11.0%
U.S. Treasury Bond 2.750% 8/15/42	5,445,000	5,255,106
U.S. Treasury Bond 3.125% 11/15/41	14,905,000	15,596,225
U.S. Treasury Bond 3.500% 2/15/39	1,930,000	2,181,562
U.S. Treasury Bond 4.375% 5/15/40	800,000	1,041,328
U.S. Treasury Bond 4.500% 2/15/36	17,180,000	22,601,774
U.S. Treasury Note 0.250% 9/15/15	17,550,000	17,512,157
U.S. Treasury Note 0.625% 9/30/17	18,300,000	18,267,117

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.500% 8/31/18	$34,375,000	$35,589,404
U.S. Treasury Note 1.625% 8/15/22	1,000,000	993,422
U.S. Treasury Note (g) (h) 1.875% 9/30/17	7,585,000	8,009,286
U.S. Treasury Note 2.125% 8/15/21	2,300,000	2,417,875

		129,465,256

TOTAL U.S. TREASURY OBLIGATIONS (Cost $127,839,443)		129,465,256

TOTAL BONDS & NOTES (Cost $1,105,902,981)		1,155,959,197

TOTAL LONG-TERM INVESTMENTS (Cost $1,105,902,981)		1,155,959,197

SHORT-TERM INVESTMENTS — 7.0%
Commercial Paper — 7.0%
AGL Capital Corp. (a) 0.350% 1/08/13	10,000,000	9,999,319
Apache Corp. (a) 0.375% 1/03/13	10,235,000	10,234,790
Apache Corp. (a) 0.400% 1/02/13	10,500,000	10,499,883
Enbridge Energy Partners LP (a) 0.350% 1/02/13	10,000,000	9,999,903
Harris Corp. 0.290% 1/10/13	9,800,000	9,799,290
Marathon Oil Corp. (a) 0.380% 1/02/13	5,000,000	4,999,947
Northeast Utilities (a) 0.410% 1/09/13	5,000,000	4,999,544
Northeast Utilities (a) 0.420% 1/07/13	10,000,000	9,999,300
Tesco Treasury Services PLC (a) 0.340% 1/07/13	10,000,000	9,999,433
Tyco Electronics Group SA (a) 0.330% 1/02/13	2,000,000	1,999,982

		82,531,391

TOTAL SHORT-TERM INVESTMENTS (Cost $82,531,391)		82,531,391

TOTAL INVESTMENTS — 105.2% (Cost $1,188,434,372) (i)		1,238,490,588

Other Assets/(Liabilities) — (5.2)%		(61,421,677)

NET ASSETS — 100.0%		$1,177,068,911

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $209,595,838 or 17.81% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2012, these securities amounted to a value of $60,941 or 0.01% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $1,385,300 or 0.12% of net assets.
(d)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $750,000 or 0.06% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $1,071,835 or 0.09% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(h)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments

December 31, 2012

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%
Commercial Paper — 80.1%
Air Products & Chemicals, Inc. (a) 0.200% 1/04/13	$1,725,000	$1,724,971
Air Products & Chemicals, Inc. (a) 0.152% 1/14/13	2,216,000	2,215,880
Air Products & Chemicals, Inc. (a) 0.160% 1/17/13	3,250,000	3,249,769
American Honda Finance Corp. 0.152% 1/10/13	3,500,000	3,499,869
American Honda Finance Corp. 0.140% 1/15/13	3,750,000	3,749,796
Anheuser-Busch InBev Worldwide, Inc. (a) 0.180% 1/18/13	7,250,000	7,249,384
AstraZeneca PLC (a) 0.160% 1/17/13	525,000	524,963
AstraZeneca PLC (a) 0.152% 3/11/13	6,500,000	6,498,131
Baker Hughes, Inc. (a) 0.202% 1/07/13	2,750,000	2,749,908
Baker Hughes, Inc. (a) 0.170% 3/11/13	2,737,000	2,736,108
Baker Hughes, Inc. (a) 0.203% 3/11/13	1,000,000	999,617
Bank of Nova Scotia 0.120% 1/07/13	7,300,000	7,299,854
BASF Aktiengesellschaft (a) 0.120% 1/28/13	2,300,000	2,299,793
BASF Aktiengesellschaft (a) 0.142% 2/04/13	5,000,000	4,999,339
Basin Electric Power Cooperative (a) 0.141% 1/14/13	6,600,000	6,599,666
BMW US Capital LLC (a) 0.180% 1/07/13	1,750,000	1,749,947
BMW US Capital LLC (a) 0.180% 1/08/13	3,560,000	3,559,875
BMW US Capital LLC (a) 0.180% 1/09/13	2,000,000	1,999,920
BP Capital Markets PLC (a) 0.180% 1/03/13	5,250,000	5,249,947
BP Capital Markets PLC (a) 0.183% 1/03/13	1,500,000	1,499,985
BP Capital Markets PLC (a) 0.180% 2/11/13	500,000	499,897
Cargill Global Funding PLC (a) 0.150% 1/04/13	7,250,000	7,249,909
Caterpillar Financial Services Co. 0.170% 1/17/13	1,575,000	1,574,881
Caterpillar Financial Services Co. 0.190% 2/15/13	5,500,000	5,498,694

	Principal Amount	Value
Coca-Cola Co. (a) 0.070% 1/17/13	$4,500,000	$4,499,860
Coca-Cola Co. (a) 0.100% 1/25/13	2,500,000	2,499,833
Commonwealth Bank of Australia (a) 0.210% 2/21/13	2,575,000	2,574,234
Commonwealth Bank of Australia (a) 0.213% 2/28/13	4,500,000	4,498,477
Dover Corp. (a) 0.130% 1/02/13	5,675,000	5,674,980
Emerson Electric Co. (a) 0.160% 1/28/13	6,000,000	5,999,280
Emerson Electric Co. (a) 0.150% 2/25/13	1,250,000	1,249,714
General Electric Capital Corp. 0.090% 2/25/13	7,300,000	7,298,996
Google, Inc. (a) 0.142% 1/04/13	5,000,000	4,999,942
IBM Corp. (a) 0.070% 1/02/13	6,425,000	6,424,988
Illinois Tool Works, Inc. (a) 0.120% 1/08/13	4,000,000	3,999,907
Illinois Tool Works, Inc. (a) 0.120% 1/10/13	3,500,000	3,499,895
National Rural Utilities Cooperative Finance Corp. 0.150% 1/11/13	4,500,000	4,499,812
National Rural Utilities Cooperative Finance Corp. 0.162% 2/12/13	2,750,000	2,749,487
Nestle Capital Corp. (a) 0.213% 5/20/13	4,200,000	4,196,594
Nestle Capital Corp.(a) 0.230% 5/20/13	500,000	499,556
Nestle Capital Corp. (a) 0.254% 5/20/13	743,000	742,283
NSTAR Electric Co. 0.253% 1/14/13	1,750,000	1,749,842
NSTAR Electric Co. 0.260% 1/23/13	5,500,000	5,499,126
Paccar Financial Corp. 0.172% 1/03/13	5,500,000	5,499,948
Paccar Financial Corp. 0.180% 1/24/13	2,000,000	1,999,770
Precision Castparts Corp. (a) 0.180% 1/09/13	3,750,000	3,749,850
Precision Castparts Corp. (a) 0.152% 1/31/13	3,500,000	3,499,562
Proctor & Gamble Co. (a) 0.162% 3/01/13	3,375,000	3,374,115
Reckitt Benckiser Treasury Services PLC (a) 0.180% 2/15/13	5,000,000	4,998,875

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reckitt Benckiser Treasury Services PLC (a) 0.200% 3/12/13	$2,500,000	$2,499,028
Roche Holding, Inc. (a) 0.100% 1/07/13	500,000	499,992
Roche Holding, Inc. (a) 0.110% 1/08/13	3,000,000	2,999,936
Rockwell Automation, Inc. (a) 0.233% 1/07/13	1,325,000	1,324,949
Rockwell Automation, Inc. (a) 0.230% 1/10/13	4,250,000	4,249,756
Rockwell Automation, Inc. (a) 0.233% 1/10/13	1,675,000	1,674,904
Sigma-Aldrich Corp. (a) 0.150% 1/03/13	7,400,000	7,399,938
Unilever Capital Corp. (a) 0.160% 2/04/13	3,125,000	3,124,528
Union Bank NA 0.100% 3/14/13	3,150,000	3,149,370
Union Bank NA 0.180% 3/14/13	4,250,000	4,248,470
United Healthcare Co. (a) 0.304% 1/02/13	7,250,000	7,249,940
Wal-Mart Stores, Inc. (a) 0.100% 1/22/13	7,250,000	7,249,577
Walt Disney Co. (a) 0.150% 3/04/13	2,250,000	2,249,419
Walt Disney Co. (a) 0.152% 3/04/13	2,750,000	2,749,290
Walt Disney Co. (a) 0.140% 3/11/13	1,000,000	999,732
Wisconsin Gas Co. 0.230% 1/10/13	3,750,000	3,749,784
Wisconsin Gas Co. 0.190% 1/16/13	3,400,000	3,399,731

		240,377,373

Corporate Debt — 2.6%
Berkshire Hathaway, Inc., FRN 0.740% 2/11/13	4,200,000	4,202,994
Sanofi FRN 0.510% 3/28/13	3,500,000	3,502,912

		7,705,906

Discount Notes — 7.2%
Federal Farm Credit Discount Notes 0.180% 6/14/13	450,000	449,631
Federal Home Loan Bank Discount Notes 0.110% 2/01/13	1,750,000	1,749,834
Federal Home Loan Bank Discount Notes 0.125% 2/13/13	3,775,000	3,774,436

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.130% 2/05/13	$400,000	$399,950
Federal Home Loan Bank Discount Notes 0.163% 4/24/13	1,995,000	1,993,979
Federal Home Loan Bank Discount Notes 0.165% 6/28/13	875,000	874,286
Federal Home Loan Mortgage Corp. 0.090% 2/26/13	1,000,000	999,860
Federal Home Loan Mortgage Corp. 0.110% 2/26/13	1,400,000	1,399,761
Federal Home Loan Mortgage Corp. 0.115% 2/19/13	675,000	674,894
Federal Home Loan Mortgage Corp. 0.125% 2/28/13	450,000	449,909
Federal Home Loan Mortgage Corp. 0.142% 2/19/13	5,000,000	4,999,047
Federal Home Loan Mortgage Corp. 0.155% 2/04/13	258,000	257,962
Federal National Mortgage Association 0.110% 2/01/13	750,000	749,929
Federal National Mortgage Association 0.110% 5/22/13	1,300,000	1,299,440
Federal National Mortgage Association 0.120% 2/13/13	1,350,000	1,349,807

		21,422,725

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	53,259	53,259

U.S. Government Obligations — 9.2%
U.S. Treasury Note 0.125% 8/31/13	3,625,000	3,624,455
U.S. Treasury Note 0.375% 6/30/13	2,550,000	2,552,660
U.S. Treasury Note 0.500% 5/31/13	3,475,000	3,479,705
U.S. Treasury Note 0.625% 1/31/13	3,550,000	3,551,206
U.S. Treasury Note 0.625% 2/28/13	5,000,000	5,003,431
U.S. Treasury Note 0.625% 4/30/13	3,765,000	3,770,670
U.S. Treasury Note 0.750% 3/31/13	3,690,000	3,694,997
U.S. Treasury Note 1.375% 3/15/13	2,000,000	2,004,850

		27,681,974

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bills — 0.9%
U.S. Treasury Bills 0.133% 1/31/13	$2,620,000	$2,619,710

TOTAL SHORT-TERM INVESTMENTS (Cost $299,860,947)		299,860,947

TOTAL INVESTMENTS — 100.0% (Cost $299,860,947) (b)		299,860,947

Other Assets/(Liabilities) — 0.0%		82,689

NET ASSETS — 100.0%		$299,943,636

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $174,909,943 or 58.31% of net assets.
(b)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2012

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$590,055,785	$728,801,009	$1,155,959,197	$-
Short-term investments, at value (Note 2) (b)	71,265,453	9,086,103	82,531,391	299,860,947

Total investments (c)	661,321,238	737,887,112	1,238,490,588	299,860,947

Cash	-	-	35,760	-
Receivables from:
Investment adviser (Note 3)	-	-	-	94,904
Fund shares sold	253,073	52,801	4,532,264	582,817
Variation margin on open futures contracts (Note 2)	465,668	-	-	-
Interest and dividends	1,844,713	811,023	7,907,835	46,731
Open swap agreements, at value (Note 2)	63,673	-	358,620	-

Total assets	663,948,365	738,750,936	1,251,325,067	300,585,399

Liabilities:
Payables for:
Investments purchased	930,007	-	4,684,022	-
Fund shares repurchased	137,264	337,625	268,664	446,507
Interest and dividends	3,328	-	19,222	-
Investments purchased on a when-issued basis (Note 2)	55,500,778	-	68,040,160	-
Variation margin on open futures contracts (Note 2)	-	-	267	-
Securities on loan (Note 2)	-	1,836,515	-	-
Open swap agreements, at value (Note 2)	40,774	-	246,920	-
Trustees’ fees and expenses (Note 3)	143,768	183,251	113,261	33,176
Collateral pledged for open swap agreements (Note 2)	110,000	-	382,000	-
Affiliates (Note 3):
Investment management fees	218,245	255,544	384,912	117,771
Service fees	13,543	15,659	90,127	-
Due to custodian	202	-	-	-
Accrued expense and other liabilities	76,425	80,402	26,601	44,309

Total liabilities	57,174,334	2,708,996	74,256,156	641,763

Net assets	$606,774,031	$736,041,940	$1,177,068,911	$299,943,636

Net assets consist of:
Paid-in capital	$538,765,595	$765,374,739	$1,107,393,321	$299,969,126
Undistributed (accumulated) net investment income (loss)	813,132	14,209,156	8,192,102	-
Distributions in excess of net investment income	-	-	-	(25,486)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(56,433,965)	(146,789,717)	12,667,840	(4)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	123,629,269	103,247,762	48,815,648	-

Net assets	$606,774,031	$736,041,940	$1,177,068,911	$299,943,636

(a) Cost of investments:	$466,135,584	$625,553,247	$1,105,902,981	$-
(b) Cost of short-term investments:	$71,265,453	$9,086,103	$82,531,391	$299,860,947
(c) Securities on loan with market value of:	$-	$1,796,896	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$584,659,905	$709,969,180	$1,027,944,995	$299,943,636

Shares outstanding (a)	30,253,646	33,693,506	77,862,606	300,240,611

Net asset value, offering price and redemption price per share	$19.33	$21.07	$13.20	$1.00

Service Class shares:
Net assets	$22,114,126	$26,072,760	$149,123,916	$-

Shares outstanding (a)	1,145,805	1,245,764	11,312,665	-

Net asset value, offering price and redemption price per share	$19.30	$20.93	$13.18	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$9,223,517	$17,756,795	$-		$-
Interest	6,103,821	2,348	33,317,421		430,097
Securities lending net income	-	14,971	-		-

Total investment income	15,327,338	17,774,114	33,317,421		430,097

Expenses (Note 3):
Investment management fees	2,553,591	3,085,277	4,269,986		1,285,112
Custody fees	42,745	67,298	-	*	34,052
Audit fees	33,925	33,178	34,817		29,063
Legal fees	5,627	7,070	-	*	1,022
Proxy fees	1,109	1,108	-	*	1,108
Shareholder reporting fees	92,773	106,917	-	*	62,446
Trustees’ fees	37,236	47,816	37,768		18,434

	2,767,006	3,348,664	4,342,571		1,431,237
Distribution and service fees:
Service Class	44,175	54,289	308,539		-

Total expenses	2,811,181	3,402,953	4,651,110		1,431,237
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	-	-		(1,001,140)

Net expenses	2,811,181	3,402,953	4,651,110		430,097

Net investment income (loss)	12,516,157	14,371,161	28,666,311		-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	39,401,908	40,060,469	23,219,976		49
Futures contracts	2,524,850	-	462,859		-
Swap agreements	(716,922)	-	(2,867,605)		-
Foreign currency transactions	-	(200)	-		-

Net realized gain (loss)	41,209,836	40,060,269	20,815,230		49

Net change in unrealized appreciation (depreciation) on:
Investment transactions	17,110,088	61,827,315	11,321,066		-
Futures contracts	(396,184)	-	(75,150)		-
Swap agreements	69,092	-	(153,680)		-
Translation of assets and liabilities in foreign currencies	-	(321)	-		-

Net change in unrealized appreciation (depreciation)	16,782,996	61,826,994	11,092,236		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	57,992,832	101,887,263	31,907,466		49

Net increase (decrease) in net assets resulting from operations	$70,508,989	$116,258,424	$60,573,777		$49

(a) Net of withholding tax of:	$6,851	$131,486	$-		$-

*	Paid by MassMutual pursuant to investment management agreement.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,516,157	$12,003,863
Net realized gain (loss) on investment transactions	41,209,836	40,821,759
Net change in unrealized appreciation (depreciation) on investments	16,782,996	(25,296,531)

Net increase (decrease) in net assets resulting from operations	70,508,989	27,529,091

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(12,279,803)	(11,838,976)
Service Class	(354,205)	(202,649)

Total distributions from net investment income	(12,634,008)	(12,041,625)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(23,760,025)	(53,705,773)
Service Class	8,255,505	2,648,050

Increase (decrease) in net assets from fund share transactions	(15,504,520)	(51,057,723)

Total increase (decrease) in net assets	42,370,461	(35,570,257)
Net assets
Beginning of year	564,403,570	599,973,827

End of year	$606,774,031	$564,403,570

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$813,132	$666,119

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$14,371,161	$14,523,482	$28,666,311	$33,722,138	$-	$-
40,060,269	60,705,098	20,815,230	15,338,339	49	757
61,826,994	(104,999,406)	11,092,236	17,160,964	-	-

116,258,424	(29,770,826)	60,573,777	66,221,441	49	757

(13,926,580)	(13,345,775)	(28,264,150)	(31,183,012)	(3,396)	(3,339)
(395,021)	(230,708)	(3,347,025)	(2,920,256)	-	-

(14,321,601)	(13,576,483)	(31,611,175)	(34,103,268)	(3,396)	(3,339)

-	-	(10,408,669)	(16,083,648)	(309)	(2,946)
-	-	(1,235,598)	(1,347,903)	-	-

-	-	(11,644,267)	(17,431,551)	(309)	(2,946)

(168,158,008)	(87,776,930)	148,010,474	(18,288,881)	110,415,587	581,030
4,873,290	7,873,064	45,400,181	35,341,020	-	-

(163,284,718)	(79,903,866)	193,410,655	17,052,139	110,415,587	581,030

(61,347,895)	(123,251,175)	210,728,990	31,738,761	110,411,931	575,502

797,389,835	920,641,010	966,339,921	934,601,160	189,531,705	188,956,203

$736,041,940	$797,389,835	$1,177,068,911	$966,339,921	$299,943,636	$189,531,705

$14,209,156	$14,381,163	$8,192,102	$5,242,448	$-	$-

$-	$-	$-	$-	$(25,486)	$(21,948)

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$17.52	$0.39	$1.82	$2.21	$(0.40)	$-	$(0.40)	$19.33	12.65%		$584,660	0.46%		2.09%
12/31/11	17.08	0.36	0.45	0.81	(0.37)	-	(0.37)	17.52	4.78%		552,072	0.49%		2.05%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	-	(0.34)	17.08	12.50%		590,576	0.48%		2.25%
12/31/09	13.21	0.37	2.30	2.67	(0.37)	-	(0.37)	15.51	20.55%		593,358	0.49%		2.71%
12/31/08	17.65	0.46	(4.41)	(3.95)	(0.49)	(0.00)[d]	(0.49)	13.21	(22.73%	)	561,752	0.47%		2.91%
Service Class
12/31/12	$17.50	$0.35	$1.80	$2.15	$(0.35)	$-	$(0.35)	$19.30	12.36%		$22,114	0.71%		1.85%
12/31/11	17.06	0.32	0.44	0.76	(0.32)	-	(0.32)	17.50	4.52%		12,331	0.74%		1.82%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	-	(0.30)	17.06	12.22%		9,398	0.73%		2.01%
12/31/09	13.20	0.33	2.30	2.63	(0.34)	-	(0.34)	15.49	20.25%		5,534	0.74%		2.33%
12/31/08[g]	16.29	0.09	(2.95)	(2.86)	(0.23)	(0.00)[d]	(0.23)	13.20	(17.62%	)[b]	1,676	0.74%	[a]	1.90%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	251%	285%	242%	210%	187%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$18.51	$0.38	$2.58	$2.96	$(0.40)	$(0.40)	$21.07	16.05%		$709,969	0.44%		1.92%
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	(0.31)	18.51	(3.76%	)	778,897	0.44%		1.72%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	(0.33)	19.57	14.77%		909,171	0.44%		1.54%
12/31/09	13.65	0.30	3.87	4.17	(0.41)	(0.41)	17.41	30.71%		855,092	0.46%		1.97%
12/31/08	23.36	0.40	(10.11)	(9.71)	-	-	13.65	(41.58%	)	719,154	0.44%		2.08%
Service Class
12/31/12	$18.41	$0.34	$2.54	$2.88	$(0.36)	$(0.36)	$20.93	15.76%		$26,073	0.69%		1.69%
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	(0.28)	18.41	(4.00%	)	18,493	0.69%		1.55%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	(0.31)	19.48	14.48%		11,470	0.69%		1.31%
12/31/09	13.64	0.23	3.89	4.12	(0.41)	(0.41)	17.35	30.39%		5,979	0.71%		1.52%
12/31/08[g]	20.24	0.14	(6.74)	(6.60)	-	-	13.64	(32.62%	)[b]	1,934	0.71%	[a]	2.71%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	65%	65%	113%	106%	129%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$12.99	$0.35	$0.38	$0.73	$(0.38)	$(0.14)	$(0.52)	$13.20	5.77%		$1,027,945	0.40%		2.66%
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%		3.63%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%		4.18%
12/31/09	11.98	0.52	0.67	1.19	(0.54)	(0.14)	(0.68)	12.49	10.21%		950,074	0.42%		4.23%
12/31/08	12.28	0.59	(0.31)	0.28	(0.58)	-	(0.58)	11.98	2.38%		563,000	0.45%		4.88%
Service Class
12/31/12	$12.97	$0.32	$0.38	$0.70	$(0.35)	$(0.14)	$(0.49)	$13.18	5.51%		$149,124	0.65%		2.40%
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%		3.34%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%		3.92%
12/31/09	11.97	0.49	0.67	1.16	(0.51)	(0.14)	(0.65)	12.48	9.93%		30,933	0.67%		3.94%
12/31/08[g]	12.01	0.21	0.02	0.23	(0.27)	-	(0.27)	11.97	1.96%	[b]	7,867	0.70%	[a]	4.63%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	279%	186%	199%[q]	262%	97%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.

MML Money Market Fund

		Income (loss) from investment operations:						Less distributions to shareholders:						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$1.00	$-		$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.00%	[e]	$299,944	0.52%	0.16%	[j]	-
12/31/11	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,532	0.54%	0.17%	[j]	-
12/31/10	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	188,956	0.54%	0.24%	[j]	-
12/31/09	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.07%		172,447	0.54%	0.37%	[j]	0.05%
12/31/08	1.00	0.02		0.00	[d]	0.02		(0.02)	-	(0.02)	1.00	2.10%		179,947	0.55%	N/A		2.00%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Service Class
Blend Fund	2/3/1984	8/15/2008
Equity Fund	12/31/1973	8/15/2008
Managed Bond Fund	12/16/1981	8/15/2008
Money Market Fund	12/16/1981	Not available

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at

Notes to Financial Statements (Continued)

original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2012. The Money Market Fund characterized all investments at Level 2, as of December 31, 2012. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2012, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Equities
Common Stock
Basic Materials	$11,025,071	$-	$-	$11,025,071
Communications	47,251,963	-	-	47,251,963
Consumer, Cyclical	30,385,592	-	-	30,385,592
Consumer, Non-cyclical	84,437,845	-	-	84,437,845
Diversified	131,725	-	-	131,725
Energy	37,251,383	-	-	37,251,383
Financial	63,369,090	-	-	63,369,090
Industrial	37,153,889	-	-	37,153,889
Technology	50,239,985	-	-	50,239,985
Utilities	11,903,428	-	-	11,903,428

Total Common Stock	373,149,971	-	-	373,149,971

Preferred Stock
Consumer, Cyclical	-	52	-	52

Total Preferred Stock	-	52	-	52

Total Equities	373,149,971	52	-	373,150,023

Bonds & Notes
Total Corporate Debt	-	87,705,012	-	87,705,012

Total Municipal Obligations	-	1,201,104	-	1,201,104

Non-U.S. Government Agency Obligations
Automobile ABS	-	1,816,961	-	1,816,961
Commercial MBS	-	15,795,329	-	15,795,329
Home Equity ABS	-	4,903,568	-	4,903,568
Other ABS	-	4,475,222	1,265,794	5,741,016
Student Loans ABS	-	4,956,573	133,060	5,089,633
WL Collateral CMO	-	1,648,311	-	1,648,311
WL Collateral PAC	-	252,186	-	252,186

Total Non-U.S. Government Agency Obligations	-	33,848,150	1,398,854	35,247,004

Total Sovereign Debt Obligations	-	1,957,054	-	1,957,054

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	291,185	-	291,185
Pass-Through Securities	-	67,879,978	-	67,879,978

Total U.S. Government Agency Obligations and Instrumentalities	-	68,171,163	-	68,171,163

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	22,624,425	-	22,624,425

Total U.S. Treasury Obligations	-	22,624,425	-	22,624,425

Total Bonds & Notes	-	215,506,908	1,398,854	216,905,762

Total Long-Term Investments	373,149,971	215,506,960	1,398,854	590,055,785

Total Short-Term Investments	-	71,265,453	-	71,265,453

Total Investments	$373,149,971	$286,772,413	$1,398,854	$661,321,238

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$451,416,131	$-	$451,416,131

Total Municipal Obligations	-	5,616,128	-	5,616,128

Non-U.S. Government Agency Obligations
Automobile ABS	-	10,215,402	-	10,215,402
Commercial MBS	-	84,168,264	-	84,168,264
Home Equity ABS	-	29,661,545	-	29,661,545
Other ABS	-	28,474,897	3,889,507	32,364,404
Student Loans ABS	-	26,168,912	565,505	26,734,417
WL Collateral CMO	-	4,752,849	-	4,752,849
WL Collateral PAC	-	952,083	-	952,083

Total Non-U.S. Government Agency Obligations	-	184,393,952	4,455,012	188,848,964

Total Sovereign Debt Obligations	-	10,520,888	-	10,520,888

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	367,152	-	367,152
Pass-Through Securities	-	369,724,678	-	369,724,678

Total U.S. Government Agency Obligations and Instrumentalities	-	370,091,830	-	370,091,830

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	129,465,256	-	129,465,256

Total U.S. Treasury Obligations	-	129,465,256	-	129,465,256

Total Bonds & Notes	-	1,151,504,185	4,455,012	1,155,959,197

Total Long-Term Investments	-	1,151,504,185	4,455,012	1,155,959,197

Total Short-Term Investments	-	82,531,391	-	82,531,391

Total Investments	$-	$1,234,035,576	$4,455,012	$1,238,490,588

The following is the aggregate value by input level, as of December 31, 2012, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Interest Rate Risk	$5,161	$-	$-	$5,161
Swap Agreements
Credit Risk	-	63,673	-	63,673

Notes to Financial Statements (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund
Futures Contracts
Interest Rate Risk	$33,902	$-	$-	$33,902
Swap Agreements
Credit Risk	-	358,620	-	358,620

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Equity Risk	$(68,370)	$-	$-	$(68,370)
Swap Agreements
Credit Risk	-	(40,774)	-	(40,774)
Managed Bond Fund
Swap Agreements
Credit Risk	-	(246,920)	-	(246,920)

The liabilities shown in the Statements of Assets and Liabilities related to investments purchased on a when-issued basis for the Blend Fund and Managed Bond Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012. The liability shown in the Statement of Assets and Liabilities related to securities on loan for the Equity Fund, approximates fair value, which would be categorized at Level 2, as of December 31, 2012. The liabilities in the Statements of Assets and Liabilities related to collateral pledged for open swap agreements for the Blend Fund and Managed Bond Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/12	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/12
Blend Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government
Agency Obligations
Other ABS†	$563,065	$-	$-	$303,525	$-	$-	$-	$-	$866,590	$303,525
Other ABS	-	-	-	(2,749)	401,953	-	-	-	399,204	(2,749)
Student Loans ABS	123,740	-	-	9,320	-	-	-	-	133,060	9,320

	$686,805	$-	$-	$310,096	$401,953	$-	$-	$-	$1,398,854	$310,096

Managed Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government
Agency Obligations
Other ABS†	$696,422	$-	$-	$375,413	$-	$-	$-	$-	$1,071,835	$375,413
Other ABS	-	-	-	(17,980)	2,835,652	-	-	-	2,817,672	(17,980)
Student Loans ABS	525,895	-	-	39,610	-	-	-	-	565,505	39,610

	$1,222,317	$-	$-	$397,043	$2,835,652	$-	$-	$-	$4,455,012	$397,043

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2012. The Funds recognize transfers between the Levels as of the beginning of the year.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2012, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Equity Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Income	A		A
Substitution for Direct Investment	A		A
Intention to Create Investment Leverage in Portfolio	M		M

Options (Purchased)
Hedging/Risk Management		A
Substitution for Direct Investment		A
Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	M
Intention to Create Investment Leverage in Portfolio	M
Result of a Corporate Action	A	A

*	Includes any options purchased or written on futures contracts, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2012, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$5,161	$5,161
Swap Agreements*	63,673	-	-	63,673

Total Value	$63,673	$-	$5,161	$68,834

Liability Derivatives
Futures Contracts^^	$-	$(68,370)	$-	$(68,370)
Swap Agreements^	(40,774)	-	-	(40,774)

Total Value	$(40,774)	$(68,370)	$-	$(109,144)

Realized Gain (Loss)#
Futures Contracts	$-	$2,478,582	$46,268	$2,524,850
Swap Agreements	(716,922)	-	-	(716,922)
Warrants	-	9,318	-	9,318

Total Realized Gain (Loss)	$(716,922)	$2,487,900	$46,268	$1,817,246

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(377,457)	$(18,727)	$(396,184)
Swap Agreements	69,092	-	-	69,092

Total Change in Appreciation (Depreciation)	$69,092	$(377,457)	$(18,727)	$(327,092)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	139	75	214
Swap Agreements	$19,231,182	$-	$-	$19,231,182
Warrants	-	25,017	-	25,017

Equity Fund
Realized Gain (Loss)#
Purchased Options	$-	$(2,260,076)	$-	$(2,260,076)
Rights	-	1,698	-	1,698
Warrants	-	42,305	-	42,305

Total Realized Gain (Loss)	$-	$(2,216,073)	$-	$(2,216,073)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$1,355,533	$-	$1,355,533

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	4,029	-	4,029
Rights	-	2,829	-	2,829
Warrants	-	60,263	-	60,263

Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$33,902	$33,902
Swap Agreements*	358,620	-	-	358,620

Total Value	$358,620	$-	$33,902	$392,522

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Managed Bond Fund (Continued)
Liability Derivatives
Swap Agreements^	$(246,920)	$-	$-	$(246,920)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$462,859	$462,859
Swap Agreements	(2,867,605)	-	-	(2,867,605)

Total Realized Gain (Loss)	$(2,867,605)	$-	$462,859	$(2,404,746)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(75,150)	$(75,150)
Swap Agreements	(153,680)	-	-	(153,680)

Total Change in Appreciation (Depreciation)	$(153,680)	$-	$(75,150)	$(228,830)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	429	429
Swap Agreements	$90,272,236	$-	$-	$90,272,236

*	Statements of Assets and Liabilities location: Receivables from: open swap agreements, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2012.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2012, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing

Notes to Financial Statements (Continued)

transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Blend Fund
BUYS
258	S&P 500 E Mini Index	3/15/13	$18,319,290	$(68,370)
50	U.S. Treasury Note 2 Year	3/28/13	11,023,437	5,083
11	U.S. Treasury Note 5 Year	3/28/13	1,368,555	78

				$(63,209)

Managed Bond Fund
BUYS
470	U.S. Treasury Note 2 Year	3/28/13	$103,620,312	$12,284
187	U.S. Treasury Note 5 Year	3/28/13	23,265,430	21,618

				$33,902

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Notes to Financial Statements (Continued)

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Credit Default Swaps
$2,300,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.18†	$(33,813)	$21,727	$(12,086)

775,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%	)	Marriott International, Inc.	876	-	876

4,850,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(1.000%	)	CDX.NA.IG.18†	(32,340)	6,855	(25,485)
830,178	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(63,667)	80,271	16,604
361,809	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(16,281)	23,518	7,237
396,503	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(10,904)	18,834	7,930
1,288,634	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(45,106)	70,879	25,773
262,683	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(13,791)	19,044	5,253

								(182,089)	219,401	37,312

2,200,000	USD	12/20/17	JP Morgan Chase Bank	Buy	(1.000%	)	CDX.NA.IG.19†	(12,697)	9,494	(3,203)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Managed Bond Fund**
Credit Default Swaps
$24,500,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.18†	$(360,181)	$231,442	$(128,739)

1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%	)	Marriott International, Inc.	1,272	-	1,272

19,250,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(1.000%	)	CDX.NA.IG.18†	(128,361)	27,210	(101,151)
4,163,279	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(187,348)	270,613	83,265
4,535,001	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(124,713)	215,412	90,699
1,858,607	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(65,056)	102,229	37,173
2,750,738	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(103,160)	158,175	55,015
4,559,782	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1†	(239,401)	330,597	91,196

								(848,039)	1,104,236	256,197

11,700,000	USD	12/20/17	JP Morgan Chase Bank	Buy	(1.000%	)	CDX.NA.IG.19†	$(67,522)	$50,492	$(17,030)

USD	U.S. Dollar
*	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $110,000 in cash at December 31, 2012.
**	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $382,000 in cash at December 31, 2012; and collateral for swap agreements held by Barclays Bank PLC amounted to $275,789 in securities at December 31, 2012.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss

Notes to Financial Statements (Continued)

unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Notes to Financial Statements (Continued)

Securities Lending

The Managed Bond Fund, Blend Fund, and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2012, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$18,706	$3,735	$14,971

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of

Notes to Financial Statements (Continued)

each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Blend Fund	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MassMutual has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$957,270,951	$509,592,235	$972,895,495	$518,440,520
Equity Fund	-	472,214,860	-	604,631,276
Managed Bond Fund	2,840,168,475	318,801,001	2,806,412,331	174,803,978

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	2,150,409	$40,209,439	981,392	$17,120,897
Issued as reinvestment of dividends	642,548	12,279,803	697,551	11,838,976
Redeemed	(4,056,122)	(76,249,267)	(4,737,355)	(82,665,646)

Net increase (decrease)	(1,263,165)	$(23,760,025)	(3,058,412)	$(53,705,773)

Blend Fund Service Class
Sold	489,185	$9,145,995	263,351	$4,543,509
Issued as reinvestment of dividends	18,531	354,205	12,008	202,649
Redeemed	(66,664)	(1,244,695)	(121,373)	(2,098,108)

Net increase (decrease)	441,052	$8,255,505	153,986	$2,648,050

Equity Fund Initial Class
Sold	1,248,320	$25,020,791	1,524,940	$28,569,553
Issued as reinvestment of dividends	690,950	13,926,580	762,400	13,345,775
Redeemed	(10,317,338)	(207,105,379)	(6,661,983)	(129,692,258)

Net increase (decrease)	(8,378,068)	$(168,158,008)	(4,374,643)	$(87,776,930)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount

Equity Fund Service Class
Sold	320,061	$6,438,284	452,948	$8,612,288
Issued as reinvestment of dividends	19,715	395,021	13,245	230,708
Redeemed	(98,743)	(1,960,015)	(50,126)	(969,932)

Net increase (decrease)	241,033	$4,873,290	416,067	$7,873,064

Managed Bond Fund Initial Class
Sold	15,845,016	$208,080,981	6,846,343	$88,597,468
Issued as reinvestment of dividends	2,969,698	38,672,819	3,714,217	47,266,660
Redeemed	(7,509,810)	(98,743,326)	(11,913,309)	(154,153,009)

Net increase (decrease)	11,304,904	$148,010,474	(1,352,749)	$(18,288,881)

Managed Bond Fund Service Class
Sold	3,766,316	$49,455,444	3,096,145	$39,894,252
Issued as reinvestment of dividends	352,306	4,582,623	335,264	4,268,159
Redeemed	(659,184)	(8,637,886)	(682,217)	(8,821,391)

Net increase (decrease)	3,459,438	$45,400,181	2,749,192	$35,341,020

Money Market Fund Initial Class
Sold	290,390,112	$290,106,033	97,209,048	$97,116,215
Issued as reinvestment of dividends	3,708	3,705	6,292	6,285
Redeemed	(179,870,353)	(179,694,151)	(96,633,973)	(96,541,470)

Net increase (decrease)	110,523,467	$110,415,587	581,367	$581,030

6.	Federal Income Tax Information

At December 31, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$545,138,281	$119,567,662	$(3,384,705)	$116,182,957
Equity Fund	643,987,589	104,212,235	(10,312,712)	93,899,523
Managed Bond Fund	1,190,232,874	52,856,754	(4,599,040)	48,257,714

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2012, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Notes to Financial Statements (Continued)

At December 31, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017
Blend Fund	$505,559	$48,423,294
Equity Fund	-	137,441,476

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2012, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Money Market Fund	$-	$4

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,634,008	$-	$-
Equity Fund	14,321,601	-	-
Managed Bond Fund	34,143,657	9,111,785	-
Money Market Fund	3,705	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,041,625	$-	$-
Equity Fund	13,576,483	-	-
Managed Bond Fund	46,132,475	5,402,344	-
Money Market Fund	6,285	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, options contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

Notes to Financial Statements (Continued)

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$885,140	$(48,928,853)	$(129,933)	$116,182,082
Equity Fund	14,387,766	(137,441,476)	(178,612)	93,899,523
Managed Bond Fund	10,778,758	10,685,939	(44,344)	48,255,237
Money Market Fund	5,919	(4)	(31,405)	-

During the year ended December 31, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$56,764	$(321,628)	$264,864
Equity Fund	1,722	219,845	(221,567)
Managed Bond Fund	1,025	(5,895,543)	5,894,518
Money Market Fund	288	(146)	(142)

The Funds did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

Notes to Financial Statements (Continued)

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2012 Since 2012	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee Chairman	Since 2005 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2005	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2012	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 2012	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2005	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	93^^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2012	Retired.	93^^	Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC.	91	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 50	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	36

Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	91

Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	91

Eric H. Wietsma Age: 46	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2012, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	66.03%
Equity Fund	100.00%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2012:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,051.10	$2.33	$1,023.00	$2.30
Service Class	1,000	0.70%	1,049.80	3.63	1,021.70	3.58
Equity Fund
Initial Class	1,000	0.44%	1,093.90	2.33	1,023.00	2.25
Service Class	1,000	0.69%	1,092.50	3.65	1,021.80	3.53
Managed Bond Fund
Initial Class	1,000	0.40%	1,025.80	2.05	1,023.30	2.05
Service Class	1,000	0.65%	1,024.50	3.33	1,022.00	3.32
Money Market Fund
Initial Class	1,000	0.17%	1,000.00	0.86	1,024.40	0.87

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2013 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_lla    113 CRN201303-156813

MML Series Investment Fund II
Annual Report

MML China Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small/Mid Cap Equity Fund

MML Strategic Emerging Markets Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2012

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Richard J. Byrne

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate.”

December 31, 2012

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2012. Navigating an environment that included both continued global economic malaise and positive signs for the future, investors drove most major equity markets worldwide to strong advances for the period, despite the volatility and weak stock performance that characterized both the second and fourth quarters of 2012.

The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors for much of the year. Other reasons for optimism that emerged over the course of 2012 included signs of a strengthening U.S. housing market, positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics and gross domestic product (GDP) figures.

As 2012 wound down, investors watched and reacted to news surrounding the November U.S. elections and the countdown to the so-called fiscal cliff, a combination of tax hikes and spending cuts set to take effect early in 2013 unless Congress could agree on an alternate plan. Market volatility increased as the year-end fiscal cliff deadline approached, but news about a possible agreement on the last day of the year helped stocks finish 2012 with a rally, and a signed bill addressing many tax issues was in place by the end of the first trading day of 2013.

Investing guidelines for retirement investors

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and adjusting your strategy when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.*

Who Matters Most to You Says the Most About You.SM

At MassMutual, our customers matter most to us, which is why one of our primary goals is to give retirement investors tools they can use to help them achieve their long-term financial goals. You may want to take this opportunity to make an appointment with your financial professional, so you can evaluate your current retirement-planning strategy and determine whether or not you need to fine-tune the plan – based on your long-term investment objectives, time frame, and risk tolerance. We know how important your financial future is to you, so we thank you for putting your trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2012

Stock markets climb despite ongoing uncertainty

In 2012, optimistic investors overcame concerns about the sovereign debt crisis in Europe, slow growth in China, and an improving, but still unsteady, economy here at home to drive stock markets across the globe to solid advances. Investors also contended with game-changing questions in 2012, including who would win the U.S. Presidential and key congressional races and whether or not the uncertainty over the impending “fiscal cliff” would be resolved. (“Fiscal cliff” is the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) The U.S. Federal Reserve (the “Fed”) and other central banks from around the world helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates continued to remain near historical lows. Additionally, U.S. manufacturing, employment, gross domestic product (“GDP”), and housing statistics told a story of an economy unsure of its strength at times, but still indicated continued improvement overall for the year.

The price of oil gyrated up and down throughout much of 2012, going from around $103 per barrel in early January, to a low of nearly $78 in late June, before closing the year at $92. Gasoline prices mainly moved in a similar fashion, with consumers getting some relief at the pumps during the early summer of 2012 in between bouts with much higher prices overall – and prices that once again began to escalate as 2013 approached. Gold started the period at around $1,616 per ounce and fluctuated over the 12 months, peaking at $1,781 on October 5. The price of the precious metal ended the year at $1,675.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April 2012 that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist (the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms) through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

Equities rewarded investors for the year ended December 31, 2012, with foreign stocks outpacing most U.S. counterparts. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advanced 18.22%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, gained 17.32% for the year. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) was the leader among domestic broad-market indexes and rose an impressive 17.45%. The small-cap Russell 2000® Index and large-cap S&P 500® Index (the “S&P 500”) picked up 16.35% and 16.00%, respectively. The blue-chip Dow Jones Industrial AverageSM (the “Dow”) lagged other U.S. stock indexes, but still posted a double-digit advance, rising 10.24%.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.81%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 4.21%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.51%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.07%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

First quarter: Stocks outperform bonds to start the year

U.S. and foreign stocks rose solidly in the first quarter of 2012, with share prices grounding out steady gains punctuated by brief and shallow corrections. Bonds underperformed stocks across the board. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported in the first quarter that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011. The economy typically expands by more than 3% annually during an economic recovery, which is the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs: In January 2012, the Commerce Department reported that sales of new homes had unexpectedly dropped in the previous month. In February 2012, however, reports indicated that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Greece’s fiscal situation brightened in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter in 2012, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first quarter, worsened once again. Consequently, foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from their early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

Prices on Spanish and Italian debt fell during the second quarter, after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concern began building around the prospect of Greece leaving the euro zone. Later in the quarter, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Third quarter: Stocks on top; central banks come to the rescue

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bonds trailed equities in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Conversely, corporate bonds, including high-yield debt, did well, but lost some momentum late in the quarter. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

4

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Fourth quarter: Stocks mixed; U.S. re-elects President Obama

U.S. stocks turned in a mixed performance for the fourth quarter of 2012, with the most widely followed indexes (the S&P 500, the NASDAQ, and the Dow) declining while small- and mid-cap stock benchmarks advanced. Foreign stocks from developed and emerging markets rose solidly. Bonds were mainly flat, with the exception of high-yield issues, which outperformed most U.S. stock indexes. There was considerable volatility during the period. Stocks declined immediately after the November elections – which included the re-election of President Obama along with Republicans and Democrats maintaining their majorities in the House and Senate, respectively – but negative sentiment persisted for only a brief time, as the market recovered much of its loss by the end of the month. In December, share prices advanced irregularly for much of the month before falling back later on investor concerns that time was running out for lawmakers to reach an agreement to avoid the approaching fiscal cliff. The final day of the year saw all of the major stock indexes turn in healthy advances amid rumors of an impending agreement. In a last-ditch effort, legislators finally struck a deal on New Year’s Day that addresses many tax issues but leaves other questions unresolved.

The November jobs report, released in the first week of December, was surprisingly positive – at least at the headline level. The unemployment rate declined to 7.7% from 7.9% due to lower job market participation, and many more jobs were created than had been forecasted. Third-quarter U.S. GDP, a measure of all final goods and services produced in the nation, underwent an upward revision in December – from 2.7% to 3.1% – and both figures were considerable improvements over the 1.3% rate of expansion posted in the second quarter of 2012. The fourth quarter brought signs of stabilization in the economies of key emerging markets such as China, which had been experiencing slowing economic growth for most of the year. In contrast, much of Europe remained in a recession along with Japan as the year drew to a close.

As 2013 got underway, investors had plenty to occupy their attention, including ongoing economic concerns in Europe and the Far East as well as the still-unresolved aspects of the fiscal cliff here at home. The U.S. will hog the spotlight in the near future as key battles remain in Washington, such as those that focus on the debt ceiling, upcoming spending cuts, and tax and entitlement reform, which many see as key to long-term federal deficit reduction and economic strength. We expect investors will pay attention to these developments and numerous others, as they search for indications about what may lie ahead for the world’s financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/13 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML China Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML China Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth of assets by investing, under normal circumstances, at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Service Class I shares returned 25.26%, outperforming the 22.75% return of the Morgan Stanley Capital International China (MSCI® China) Index (the “benchmark”), an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2012, sector allocation was the major driver of the Fund’s relative performance against the benchmark. The decision to hold an overweight position, relative to the benchmark, in information technology and consumer discretionary – and an underweight allocation to consumer staples and telecommunication services – added the most to performance. This was slightly offset by stock selection, especially in the information technology, consumer discretionary, and telecommunication services sectors. However, the Fund experienced favorable stock selection in the financials, industrials, and material sectors.

With regard to individual stock performance, the most successful Fund holdings were within the industrials sector. Railway-related names contributed the most, such as China Railway Construction and China Railway Group. Leading railway construction companies and Zhuzhou CSR Times Electric, a train-borne electric system provider, rallied on the strong rebound of railway investment in China. Other standouts in the Fund’s portfolio included Chu Kong Petroleum and Natural Gas Pipeline, a major oil and gas pipeline producer; and Trauson, a leading orthopedic product manufacturer, which rose on strong order inflow and an optimistic industry outlook. The Fund’s favorable stance on non-bank financials also contributed positively to relative performance for the year. Specifically, the Fund’s overweight positions in property developers such as KWG and Agile, brokers such as CITIC Securities and Haitong Securities, and insurance firms such as New China Life, rallied on improving fundamentals and attractive valuations. Elsewhere, more positive attribution came from Fund holdings in information technology company AAC Technology, a leading global miniature acoustic component maker, and Shanshui Cement, a building materials manufacturer.

The Fund’s overweight positions in U.S.-listed Chinese companies, such as NetEase, a Chinese Internet company; and Baidu, a Chinese web services company; hampered performance for the year. In addition to fundamental factors, a sharp selloff of those companies was also caused by escalating accounting disputes between China and the U.S. in late 2012. Elsewhere, Fund holding Springland, a department store operator in eastern China, was another major detractor, due to a same-store sales slowdown resulting from the harsh economy. The Fund’s underweight position in Sino Biopharm, a leading drug maker, also hurt performance, as the company rose sharply in 2012.

Subadviser outlook

The Chinese economy faces some short-term challenges in the form of reduced exports and an oversupply in industry. We maintain, however, that the market continues to be overly pessimistic on China’s growth prospects. In our view, despite the recent rally, current valuations still appear attractive in a historical context. We believe this continues to offer investors an attractive opportunity to participate in a multi-year growth story.

We are encouraged by the Chinese government’s commitment to shift the economy away from exports and fixed-asset investments and move toward domestic consumption. This change may lead to a slowing of activity in the short term, but we believe that it will benefit the sustainability of growth in the Chinese economy over the long term.

6

MML China Fund – Portfolio Manager Report (Unaudited) (Continued)

Looking ahead, we believe that Chinese authorities will increasingly focus on implementing policies that will boost domestic demand. We believe this process is likely to accelerate further once the new communist party leadership is announced in early 2013.

MML China Fund Largest Holdings (% of Net Assets) on 12/31/12

Industrial & Commercial Bank of China	7.8%
China Life Insurance Co. Ltd.	5.3%
Tencent Holdings Ltd.	5.2%
China Construction Bank Corp. Class H	4.2%
CNOOC Ltd.	3.9%
CITIC Securities Co. Ltd.	3.6%
Haitong Securities Co. Ltd.	3.2%
China Petroleum & Chemical Corp. Class H	3.1%
PetroChina Co. Ltd. Class H	2.9%
China Mobile Ltd.	2.8%

42.0%

MML China Fund Country Weightings (% of Net Assets) on 12/31/12

China	54.9%
Cayman Islands	27.7%
Hong Kong	12.9%
Bermuda	3.8%
British Virgin Islands	0.9%
United States	0.9%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

MML China Fund Sector Table (% of Net Assets) on 12/31/12

Financial	41.4%
Industrial	16.5%
Energy	15.6%
Communications	12.2%
Consumer, Cyclical	5.9%
Consumer, Non-cyclical	4.1%
Basic Materials	2.2%
Technology	1.7%
Mutual Funds	0.9%
Utilities	0.6%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

7

MML China Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML China Fund Service Class I and the MSCI China Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/27/08 - 12/31/12
Service Class I	25.26%	7.15%
MSCI China Index	22.75%	4.85%

Hypothetical Investments in MML China Fund Class II and the MSCI China Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 5/1/09 - 12/31/12
Class II	25.56%	13.83%
MSCI China Index	22.75%	11.89%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI China Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class II shares returned 16.76%, outperforming the 15.81% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2012, the Fund outperformed the benchmark due to strong security selection, timely sector rotation, and prudent risk allocation. At the beginning of the year, the Fund held an overweight position, relative to the benchmark, in bonds rated B and held an underweight allocation to bonds rated BB and CCC in response to an improving, but still relatively cautious, environment for riskier bonds. As a result of constructive actions taken by both the Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”), signs of improvement in the economy, led by housing, caused investors to become more comfortable with risk assets. We increased the Fund’s exposure to bonds rated CCC as these trends played out.

The Fund’s key overweight positions during the year included the automotive, consumer services, energy, technology, and packaging market segments. Conversely, the Fund held significantly underweight positions in electric utilities, media noncable, metals and mining, health care, and home construction. In the latter part of the year, we increased the Fund’s exposure to the home construction and building materials sectors, as we anticipated positive trends in those sectors.

Record momentum in both supply and demand for high-yield assets led to a favorable market environment during the reporting period. High-yield mutual fund investment and high-yield bond issuance were at record highs. The positive performance of the Fund reflects, in part, this strength in the high-yield bond market and investor appetite for yield. Because of the decline in returns for high-yield bonds, many opportunities in the loan securities market began to appear relatively attractive. As a result, we started to allocate a small percentage of the Fund to senior secured loan securities during the reporting period. We continued to focus on delivering favorable comparative returns from high-yield corporate bonds with strong potential to offer attractive relative value.

Subadviser outlook

In general, we believe U.S. high-yield credit fundamentals are likely to remain relatively stable, following significant balance sheet improvements over the last three years. There was a slowdown in earnings momentum toward the end of 2012, and financial discipline remained a recurring theme we expect will continue into 2013. We also expect default rates in the U.S. to remain below their historical averages. Consequently, we believe that the high-yield bond market will continue to offer attractive opportunities, despite their overall significant price appreciation. It is our opinion that the Fed’s recent commitments to maintain low interest rates for the foreseeable future will help sustain solid performance in the high-yield market. At the same time, we are aware that the credit markets remain subject to volatility due to domestic policy concerns, the unsettled political and economic situation in Europe, and slower global growth rates.

9

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

Corporate Debt	88.1%
Bank Loans	5.9%

Total Long-Term Investments	94.0%
Short-Term Investments and Other Assets and Liabilities	6.0%

Net Assets	100.0%

10

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 5/3/10 - 12/31/12
Class II	16.76%	11.07%
Service Class I	16.53%	10.79%
Barclays U.S. Corporate High-Yield Bond Index	15.81%	10.57%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 6.89%, modestly underperforming the 6.98% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The solid performance of TIPS during 2012 was the result of investors’ higher inflation expectations. These expectations were driven in large part by Federal Reserve (the “Fed”) policy actions as well as modest signs of stabilizing economic fundamentals. The headline Consumer Price Index (“CPI”), a broad measure of inflation that includes more-volatile food and energy prices, declined from 3.0% to 1.8% near the end of the period; however, with few exceptions, recent reports show consistent year-over-year gains across most all CPI components. A small underweight position, relative to the benchmark, in 10-year TIPS contributed to modest underperformance for the Fund, as 10-year TIPS outperformed. Additionally, residual cash positioning detracted from overall results, as TIPS outperformed cash. Positioning the Fund’s TIPS holdings relatively neutral to the benchmark helped manage some of 2012’s market volatility.

Fund holdings in high-quality asset-backed and money market securities, which are not included in the benchmark, helped boost Fund performance. Asset-backed securities performed well during 2012, as investors continued to look for short-term, high-quality assets to enhance yield in this low interest rate environment. Within the asset-backed sector, the Fund invested primarily in auto loans and U.S. government-guaranteed student loans and benefited from the income generated from these investments.

The Fund used derivative instruments on occasion mainly for hedging purposes, which enhanced returns during the year.

Subadviser outlook

Tensions between technical market pressures driven by Fed policy actions, mediocre fundamental economic data, and geopolitical concerns continue to drive market volatility. The Fed intends to continue purchasing longer-dated Treasuries and mortgage-backed securities (MBS) as a strategy for keeping rates low to spur economic growth and lower unemployment levels, which has bolstered investors’ inflation expectations. On the other hand, slowing global economic data and the U.S. spending/debt ceiling debate continue to temper inflation expectations for many.

12

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Given the current economic and fiscal environment, current valuations, in our view, generally look fully priced in a longer-term historical context. However, given the technical policy pressures supporting the TIPS market, the Fund’s holdings remain fully invested relative to the benchmark. We remain biased to add more TIPS exposure on weakness. In addition, we have positioned the Fund to earn income generated from high-quality asset-backed and money market investments.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

U.S. Treasury Obligations	98.3%
Non-U.S. Government Agency Obligations	28.8%
Corporate Debt	2.2%
Municipal Obligations	0.6%
U.S. Government Agency Obligations and Instrumentalities	0.5%

Total Long-Term Investments	130.4%
Short-Term Investments and Other Assets and Liabilities	(30.4)%

Net Assets	100.0%

13

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	6.89%	6.57%	5.60%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	6.98%	7.04%	6.65%

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	6.65%	6.37%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	6.98%	6.92%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Class II shares returned 3.00%, outperforming the 0.51% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Non-Treasury sectors such as corporate bonds, commercial mortgage-backed securities (“CMBS”), and non-agency mortgage-backed securities (“MBS”) were the primary contributors to Fund performance throughout 2012, as bond prices increased. Positioning in bonds with shorter maturities also helped boost returns during the year.

The investment-grade credit segment of the market (i.e., corporate bonds and other non-Treasuries) was the best performer in the Fund during the 12-month period. The Fund’s allocation to the industrials sector was particularly beneficial, while the Fund’s holdings in the financials sector also contributed. Conversely, Fund holdings in the vehicle parts industry detracted from performance.

High-yield corporate bonds, where the Fund is also more heavily weighted toward industrial bonds, also helped fuel performance. Lower-quality corporate bonds in the BBB and BB rating categories (as rated by Standard & Poor’s) outperformed higher-quality counterparts during the year. Securitized bonds also contributed to the Fund’s return, with CMBS leading the group, followed by non-agency and agency MBS. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund’s cash holdings and underweight agency exposure detracted from performance slightly during the year.

Longer-term interest rates came down and short-term rates stayed low, as the Federal Reserve (the “Fed”) sought to stimulate growth and reduce the unemployment rate through the purchase of longer-maturity Treasuries and MBS and the extension of the central bank’s “Operation Twist” program. The decline in interest rates benefited Fund performance. (Bond prices move in the opposite direction of interest rates [or yields]; when yields fall, the prices of existing bonds rise – and vice versa.) In this low interest rate environment, we slightly added to the Fund’s credit sectors in corporate bonds and asset-backed securities (“ABS”) to take advantage of demand for securities in these sectors. We reduced the Fund’s exposure to intermediate-term corporate bonds and added a focus on shorter-maturity securities as well as an emphasis on industrial bonds. In ABS, the Fund invests primarily in short, high-quality auto and U.S. government-guaranteed student loans. These asset-allocation decisions benefited the Fund’s total return in 2012.

The Fund used derivative instruments on occasion mainly for hedging purposes. Fund performance from derivatives modestly detracted from returns for the year.

Subadviser outlook

Slow economic data both in the U.S. and abroad remains a concern for us. European sovereign headlines continue to impact markets worldwide. In the U.S., there is uncertainty regarding the outcome of issues such as spending and the budget deficit due to political wrangling on Capitol Hill.

15

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

During 2012, the Fed reiterated its commitment to low interest rates and pushed back any possible rate hikes until the unemployment rate reaches 6.5%. The Fed intends to continue purchasing longer-dated Treasuries and MBS as a strategy for keeping rates low to spur economic growth and lower unemployment levels. Managing the Fund’s overall sensitivity to interest-rate movements will be an area of focus for us in 2013. The Fund will also maintain its exposure to credit sectors to provide yield – and will look to opportunistically rotate allocations among different bond sectors.

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/12

Corporate Debt	35.9%
Non-U.S. Government Agency Obligations	20.7%
U.S. Government Agency Obligations and Instrumentalities	5.0%
U.S. Treasury Obligations	4.2%
Municipal Obligations	0.7%

Total Long-Term Investments	66.5%
Short-Term Investments and Other Assets and Liabilities	33.5%

Net Assets	100.0%

16

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 5/3/10 - 12/31/12
Class II	3.00%	3.57%
Service Class I	2.77%	3.32%
Barclays U.S. 1-3 Year Government Bond Index	0.51%	1.30%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML Small/Mid Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500™ Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Initial Class shares returned 18.39%, outperforming the 17.88% return of the Russell 2500 Index (the “benchmark), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2012, favorable stock selection in the energy and consumer discretionary sectors helped the Fund outperform the benchmark, but Fund positioning in industrials hindered relative returns somewhat.

On a stock-specific basis, Fund holdings HollyFrontier Corp. (in the energy sector), Toll Brothers (consumer discretionary), Ocwen Financial Corp. (financials), PVH Corp. (consumer discretionary), and Packaging Corp. of America (materials) were top contributors to the Fund’s performance in 2012. HollyFrontier Corp.’s stock continued to enjoy strong performance after completing a merger in 2011 with oil refiner Frontier Oil that made the combined firm one of the largest oil refiners in the Western U.S. Amid signs of a potential housing recovery in the U.S., luxury homebuilder Toll Brothers retained its advantageous position as the largest luxury home builder in the U.S., enjoyed solid gains in 2012, and announced new plans to expand. Financial services firm Ocwen, which specializes in acquisition and resolution of non-performing or underperforming loans, had impressive revenue growth in 2012. PVH is a large, global-branded lifestyle apparel company that reported robust profits and lower taxes for the year. Packaging Corp. of America had higher year-over-year gross margins, gross profits, and net sales as well as record earnings. Shipments of corrugated products surged and the company reported improved mill operations and reduced expenses.

Conversely, top individual detractors in 2012 included Fund holdings WellCare Health Plans (health care), Questcor Pharmaceutical (health care), MSCI (financials), Knight Capital Group, (financials), and TreeHouse Foods (consumer staples). WellCare, which provides managed care services to government-sponsored health care programs, struggled during the period and announced that third-quarter earnings fell due to weak results from two of its state Medicaid programs and a decline in patient claims. After a good first half of 2012, biopharmaceutical firm Questcor Pharmaceuticals traded lower as a result of market concerns involving its main drug, Athcar, and questions about the company’s promotional practices. Shares of MSCI, a global leader in providing investment tools to investment institutions, fell after a large client announced plans to use benchmarks other than those provide by MSCI. American global financial services firm Knight Capital Group’s stock fell after experiencing a technology breakdown that roiled U.S. markets in August. We subsequently eliminated the Fund’s position in Knight Capital Group. TreeHouse Foods primarily services the grocery and foodservice distribution channels. The company had impressive jumps in revenue and earnings, but the market grew concerned about possible weakness in the soup and powdered drink markets, sending the stock lower.

Subadviser outlook

Despite macro-economic challenges, we believe that many U.S. corporations have continued to build balance sheet strength and have generally made effective capital allocation decisions. While profit growth is likely to slow, we believe balance sheets may remain healthy and returns on capital may remain stable. Our long-term investment process for the Fund remains the same. We seek companies with sustainable competitive advantages, with the management skill and financial resources to generate stronger

18

MML Small/Mid Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance. We seek to invest in such companies when their valuations are attractive, and believe that this disciplined approach is the key to generating positive long-term returns.

MML Small/Mid Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/12

EPL Oil & Gas, Inc.	2.2%
LaSalle Hotel Properties	2.1%
Robert Half International, Inc.	2.1%
CapitalSource, Inc.	2.0%
WellCare Health Plans, Inc.	2.0%
Hub Group, Inc. Class A	1.9%
Dunkin’ Brands Group, Inc.	1.8%
CYS Investments, Inc.	1.7%
Hatteras Financial Corp.	1.7%
Starwood Property Trust, Inc.	1.6%

19.1%

MML Small/Mid Cap Equity Fund Sector Table (% of Net Assets) on 12/31/12

Financial	23.3%
Consumer, Non-cyclical	20.0%
Industrial	17.3%
Consumer, Cyclical	10.8%
Technology	9.8%
Mutual Funds	6.0%
Energy	5.8%
Basic Materials	5.2%
Communications	5.1%
Utilities	1.6%
Diversified	0.0%

Total Long-Term Investments	104.9%
Short-Term Investments and Other Assets and Liabilities	(4.9)%

Net Assets	100.0%

19

MML Small/Mid Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Equity Fund Initial Class and the Russell 2500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Five Year Average Annual 1/1/08 - 12/31/12	Ten Year Average Annual 1/1/03 - 12/31/12
Initial Class	18.39%	3.80%	7.21%
Russell 2500 Index	17.88%	4.34%	10.49%

Hypothetical Investments in MML Small/Mid Cap Equity Fund Service Class and the Russell 2500 Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/15/08 - 12/31/12
Service Class	18.09%	5.08%
Russell 2500 Index	17.88%	5.90%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2012?

The Fund’s Service Class I Shares returned 15.91%, underperforming the 18.22% return of the Morgan Stanley Capital International (MSCI®) Emerging Markets (EM) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2012, the negative effect of country allocation positioning in the Fund overwhelmed the positive effect the Fund gained from stock selection. The largest detractors from performance from a country perspective were Brazil, Turkey, and Russia. Brazil was among the weakest performers during 2012 due to a sequential slowdown in economic activity. The Fund held an underweight position, relative to the benchmark, in Brazilian domestic demand stocks (companies deriving the bulk of their business through domestic sales rather than exports), as we did not find the growth prospects compelling for many companies in this group. The Fund lost some ground on a relative basis when these stocks outperformed. Additionally, in energy, the Fund’s overweight position in Petrobras, the Brazilian state-controlled energy firm, detracted from performance. Turkey proved to be one of the best-performing markets during 2012 driven by Turkish banks gaining increased access to cash made available by the European Central Bank, which boosted domestic investment. The Fund’s underweight position in Turkish stocks hampered relative returns, despite their strong performance. Russian energy companies also detracted from the Fund’s overall performance. The top-contributing sectors to the Fund were information technology, financials, and utilities. The sectors that detracted most were consumer staples, materials, and energy.

The year began with risks to global growth caused by the euro zone debt crisis, uncertainty with respect to U.S. economic growth, and the risk of a hard-landing scenario in the Chinese economy. As the year progressed, each one of these risks abated, resulting in improving prospects for the global economy and individual emerging-market countries. The top-contributing countries to the Fund’s performance in 2012 were China, Mexico, Taiwan, and Indonesia. The Fund was positioned to benefit from the cyclical rebound in Chinese economic activity, while the market had factored in an economic hard landing. The improving economic outlook in China, aided by a combination of fiscal and monetary policy, resulted in a rising Chinese equity market. The Mexican equity market was among the strongest performers and the Fund’s Mexican holdings benefited from domestic growth and a steadily improving U.S. economy. Prospects for economic reform in Mexico also rose as the year progressed, which improved the long-term growth potential for the country’s economy. Fund holding Mexican bank Grupo Financiero Banorte, a primary beneficiary of increasing consumer and corporate loan demand, helped drive Fund performance. The Fund’s underweight positioning in underperforming Taiwanese stocks helped boost relative performance. Stock selection in Taiwan was strong. The Fund had some exposure to Taiwanese banks, which rose on better-than-expected price growth, and also had exposure to the technology sector, which benefited from more robust global demand for consumer products produced by companies in the sector. The Fund’s lack of exposure to Indonesia also benefited relative performance, as that country’s benchmark rose by only 5%.

Subadviser outlook

An environment in which Europe begins to grow and the U.S. accelerates is a constructive one for emerging markets. In our view, China will most likely lead the way, with corporate investment increasing as capacity utilization increases. We believe that a pickup in China’s economy will also benefit countries with strong trading ties, such as Korea and Taiwan. The Brazilian economy could be at a turning point if the government’s efforts to attract investment succeed. Russia’s economy has grown at a 4% rate over the past two to three years, and seems likely to stay on that course. According to forecasts for the benchmark, valuations look attractive for emerging-market stocks, which translates into a compelling investment opportunity. Indeed, we believe the news flow on economic activity and corporate earnings has the potential to turn positive over the next six to 12 months, as larger developed market economies attempt to stimulate growth in their economies.

21

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/12

Samsung Electronics Co., Ltd.	6.2%
CNOOC Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	3.1%
Hon Hai Precision Industry Co. Ltd.	2.9%
Vale SA Sponsored ADR 5.760%	2.7%
Ping An Insurance Group Co. of China Ltd. Class H	2.7%
LG Chem Ltd.	2.6%
China Construction Bank Corp. Class H	2.5%
Industrial & Commercial Bank of China	2.5%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	2.5%

31.2%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/12

Financial	30.5%
Industrial	13.5%
Energy	13.1%
Technology	10.5%
Basic Materials	10.0%
Communications	9.7%
Consumer, Cyclical	6.2%
Consumer, Non-cyclical	4.9%
Diversified	1.4%
Mutual Funds	0.8%

Total Long-Term Investments	100.6%
Short-Term Investments and Other Assets and Liabilities	(0.6)%

Net Assets	100.0%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 12/31/12

Republic of Korea	19.7%
China	14.8%
Brazil	12.6%
Hong Kong	8.1%
India	7.9%
Russia	7.7%
Taiwan	7.6%
Cayman Islands	6.3%
Mexico	5.4%
South Africa	4.9%
Bermuda	1.8%
Poland	1.4%
United States	0.8%
Switzerland	0.8%
Belgium	0.4%
Hungary	0.4%

Total Long-Term Investments	100.6%
Short-Term Investments and Other Assets and Liabilities	(0.6)%

Net Assets	100.0%

22

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 8/27/08 - 12/31/12
Service Class I	15.91%	5.15%
MSCI EM Index	18.22%	5.18%

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/12 - 12/31/12	Since Inception Average Annual 5/1/09 - 12/31/12
Class II	16.20%	14.21%
MSCI EM Index	18.22%	16.25%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML China Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 100.2%

COMMON STOCK — 100.2%
Basic Materials — 2.2%
Forest Products & Paper — 1.1%
Nine Dragons Paper Holdings Ltd.	269,000	$249,190

Mining — 1.1%
Zhaojin Mining Industry Co. Ltd. Class H	154,500	244,767

		493,957

Communications — 12.2%
Internet — 8.0%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	1,500	150,435
NetEase.com, Inc. Sponsored ADR (Cayman Islands) (a)	8,300	353,165
SINA Corp. (a)	2,000	100,440
Tencent Holdings Ltd.	35,300	1,146,067

		1,750,107

Telecommunications — 4.2%
China Mobile Ltd.	52,500	614,977
China Unicom Ltd.	196,000	317,305

		932,282

		2,682,389

Consumer, Cyclical — 5.9%
Apparel — 0.7%
Shenzhou International Group Holdings Ltd.	68,000	153,887

Auto Manufacturers — 1.5%
Brilliance China Automotive Holdings Ltd. (a)	132,000	165,711
Geely Automobile Holdings Ltd.	350,000	166,945

		332,656

Retail — 3.7%
Belle International Holdings Ltd.	79,000	174,465
Chow Tai Fook Jewellery Group Ltd.	153,000	249,467
Golden Eagle Retail Group Ltd.	93,000	232,084
Springland International Holdings Ltd.	272,000	145,782

		801,798

		1,288,341

Consumer, Non-cyclical — 4.1%
Health Care – Products — 4.1%
Hengan International Group Co. Ltd.	42,000	378,800
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	196,000	195,831
Trauson Holdings Co. Ltd.	616,000	317,110

		891,741

	Number of Shares	Value
Energy — 15.6%
Coal — 2.6%
China Shenhua Energy Co. Ltd. Class H	126,000	$562,954

Energy – Alternate Sources — 0.7%
GCL-Poly Energy Holdings Ltd.	778,000	160,518

Oil & Gas — 11.8%
China Petroleum & Chemical Corp. Class H	594,000	681,979
CNOOC Ltd.	395,000	867,324
Kunlun Energy Co. Ltd	196,000	410,958
PetroChina Co. Ltd. Class H	452,000	646,840

		2,607,101

Oil & Gas Services — 0.5%
China Oilfield Services Ltd.	52,000	107,542

		3,438,115

Financial — 41.4%
Banks — 17.7%
Bank of China Ltd. Class H	952,000	433,461
Bank of Communications Co. Ltd.	285,000	217,399
China CITIC Bank Class H	562,000	338,699
China Construction Bank Corp. Class H	1,131,260	921,982
China Minsheng Banking Corp. Ltd. Class H	233,000	275,165
Industrial & Commercial Bank of China	2,372,545	1,711,004

		3,897,710

Diversified Financial — 6.8%
CITIC Securities Co. Ltd.	313,500	800,757
Haitong Securities Co. Ltd. (a)	401,200	697,207

		1,497,964

Insurance — 11.4%
China Life Insurance Co. Ltd.	352,000	1,163,245
China Pacific Insurance Group Co. Ltd. Class H	148,170	555,707
New China Life Insurance Co. Ltd.	89,800	347,742
Ping An Insurance Group Co. of China Ltd. Class H	51,500	438,240

		2,504,934

Real Estate — 5.5%
Agile Property Holdings Ltd.	152,000	217,604
China Resources Land Ltd.	108,000	297,665
Kaisa Group Holdings Ltd. (a)	1,058,000	333,236
Shimao Property Holdings Ltd.	183,000	353,332

		1,201,837

		9,102,445

The accompanying notes are an integral part of the financial statements.

24

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 16.5%
Building Materials — 1.1%
BBMG Corp.	252,000	$233,649

Electrical Components & Equipment — 0.8%
Zhuzhou CSR Times Electric Co. Ltd. Class H	48,000	181,251

Electronics — 1.4%
AAC Technologies Holdings, Inc.	84,000	295,921

Engineering & Construction — 6.3%
China Machinery Engineering Corp. (a) (b)	203,000	166,573
China Railway Construction Corp. Ltd.	415,500	477,855
China Railway Group Ltd.	552,000	324,858
China State Construction International Holdings Ltd.	344,000	418,352

		1,387,638

Hand & Machine Tools — 1.7%
Techtronic Industries Co.	198,000	380,032

Machinery – Construction & Mining — 1.3%
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	188,200	284,108

Machinery – Diversified — 0.9%
Hollysys Automation Technologies Ltd. (a) (c)	16,963	201,351

Metal Fabricate & Hardware — 3.0%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	843,000	451,798
Jiangxi Copper Co. Ltd.	81,000	217,209

		669,007

		3,632,957

Technology — 1.7%
Computers — 1.7%
Lenovo Group Ltd.	418,000	382,131

Utilities — 0.6%
Electric — 0.6%
Huaneng Power International, Inc.	136,000	125,672

TOTAL COMMON STOCK (Cost $18,656,601)		22,037,748

TOTAL EQUITIES (Cost $18,656,601)		22,037,748

	Number of Shares	Value
MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
State Street Navigator Securities Lending Prime Portfolio (d)	197,139	$197,139

TOTAL MUTUAL FUNDS (Cost $197,139)		197,139

TOTAL LONG-TERM INVESTMENTS (Cost $18,853,740)		22,234,887

	Principal Amount

SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$16,661	16,661

TOTAL SHORT-TERM INVESTMENTS (Cost $16,661)		16,661

TOTAL INVESTMENTS — 101.2% (Cost $18,870,401) (f)		22,251,548

Other Assets/(Liabilities) — (1.2)%		(257,851)

NET ASSETS — 100.0%		$21,993,697

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $166,573 or 0.76% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $191,198. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $16,661. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $20,759.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML High Yield Fund – Portfolio of Investments

December 31, 2012

	Principal Amount	Value
BONDS & NOTES — 94.0%

BANK LOANS — 5.9%
Auto Parts & Equipment — 0.2%
QS0001 Corp., 1st Lien Term Loan 5.000% 3/28/13	$275,056	$277,292

Diversified Financial Services — 0.7%
Wall Street Systems, Inc., New 2nd Lien Term Loan 9.250% 1/23/13	937,232	934,111

Electrical Components & Equipment — 0.7%
Houghton International, Inc., New Term Loan B 0.000% 12/16/19	324,987	327,629
Kronos, Inc., New 2nd Lien Term Loan 9.750% 1/30/13	618,494	617,461

		945,090

Engineering & Construction — 1.0%
Connolly Holdings, Inc., 2nd Lien Term Loan 10.500% 3/28/13	603,441	615,509
ValleyCrest Companies, LLC, Extended Term Loan 8.000% 2/1/13	748,025	742,415

		1,357,924

Entertainment — 0.3%
Jacobs Entertainment, Inc., 1st Lien Term Loan 6.250% 3/28/13	490,066	485,165

Health Care – Products — 0.3%
Sage Products, Inc., 2nd Lien Term Loan 9.250% 3/13/13	380,892	380,892

Iron & Steel — 0.9%
FMG America Finance, Inc., Term Loan 5.250% 3/28/13	1,246,875	1,256,227

Machinery – Diversified — 0.5%
Intelligrated, Inc., 2nd Lien Term Loan 10.500% 3/28/13	640,545	651,755

Retail — 0.9%
Northern Tool & Equipment Co., Term Loan 0.000% 12/13/19	1,250,000	1,250,000

Software — 0.4%
RP Crown Parent, LLC, 1st Lien Term Loan 0.000% 12/14/18	650,000	649,187

TOTAL BANK LOANS (Cost $8,027,732)		8,187,643

	Principal Amount	Value
CORPORATE DEBT — 88.1%
Aerospace & Defense — 2.0%
AAR Corp. (a) 7.250% 1/15/22	$800,000	$847,000
DAE Aviation Holdings, Inc. (a) 11.250% 8/01/15	692,000	711,030
Ducommun, Inc. 9.750% 7/15/18	1,170,000	1,257,750

		2,815,780

Agriculture — 0.3%
American Rock Salt Co. LLC/ American Rock Capital Corp. (a) 8.250% 5/01/18	395,000	357,475

Apparel — 2.1%
Perry Ellis International, Inc. 7.875% 4/01/19	2,270,000	2,372,150
Wolverine World Wide, Inc. (a) 6.125% 10/15/20	535,000	561,750

		2,933,900

Auto Parts & Equipment — 1.4%
Affinia Group, Inc. 9.000% 11/30/14	1,980,000	1,980,000

Automotive & Parts — 2.4%
Accuride Corp. 9.500% 8/01/18	1,265,000	1,220,725
American Axle & Manufacturing, Inc. 7.875% 3/01/17	665,000	688,275
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	319,200
Cooper-Standard Automotive, Inc. 8.500% 5/01/18	500,000	537,500
Titan International, Inc. 7.875% 10/01/17	325,000	345,312
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	195,000	218,400

		3,329,412

Banks — 2.2%
Ally Financial, Inc. 8.000% 11/01/31	1,230,000	1,557,487
CIT Group, Inc. 5.250% 3/15/18	1,435,000	1,535,450

		3,092,937

Building Materials — 2.7%
Cemex Finance LLC (a) 9.375% 10/12/22	750,000	843,750
Interline Brands, Inc. 7.500% 11/15/18	460,000	496,800
Isabelle Acquisition Sub, Inc. (a) 10.000% 11/15/18	610,000	661,850

The accompanying notes are an integral part of the financial statements.

26

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (a) 10.000% 6/01/20	$615,000	$688,800
USG Corp. (a) 7.875% 3/30/20	1,000,000	1,112,500

		3,803,700

Chemicals — 2.7%
Ineos Finance PLC (a) 8.375% 2/15/19	930,000	1,002,075
Omnova Solutions, Inc. 7.875% 11/01/18	1,215,000	1,252,969
Tronox Finance LLC (a) 6.375% 8/15/20	1,475,000	1,489,750

		3,744,794

Coal — 0.2%
CONSOL Energy, Inc. 8.250% 4/01/20	250,000	270,625

Commercial Services — 1.6%
Cenveo Corp. 8.875% 2/01/18	665,000	631,750
Rent-A-Center, Inc. 6.625% 11/15/20	330,000	359,700
RR Donnelley & Sons Co. 7.250% 5/15/18	190,000	183,350
United Rentals North America, Inc. 6.125% 6/15/23	1,000,000	1,055,000

		2,229,800

Computers — 0.3%
NCR Corp. (a) 5.000% 7/15/22	415,000	421,744

Distribution & Wholesale — 1.0%
HD Supply, Inc. (a) 11.500% 7/15/20	1,185,000	1,334,606

Diversified Financial — 2.1%
American General Finance Corp. 6.500% 9/15/17	425,000	376,125
Community Choice Financial, Inc. 10.750% 5/01/19	780,000	750,750
International Lease Finance Corp. 5.750% 5/15/16	550,000	579,749
International Lease Finance Corp. 5.875% 4/01/19	275,000	289,850
Nuveen Investments, Inc. (a) 9.125% 10/15/17	900,000	884,250

		2,880,724

Electric — 1.4%
Atlantic Power Corp. 9.000% 11/15/18	570,000	595,650
NRG Energy, Inc. (a) 6.625% 3/15/23	520,000	556,400

	Principal Amount	Value
NRG Energy, Inc. 8.250% 9/01/20	$675,000	$756,000

		1,908,050

Electrical Components & Equipment — 1.0%
Anixter, Inc. 5.625% 5/01/19	488,000	513,620
International Wire Group Holdings, Inc. (a) 8.500% 10/15/17	930,000	939,300

		1,452,920

Entertainment — 0.2%
Vail Resorts, Inc. 6.500% 5/01/19	230,000	247,538

Environmental Controls — 0.4%
Clean Harbors, Inc. (a) 5.125% 6/01/21	180,000	186,300
Clean Harbors, Inc. 5.250% 8/01/20	300,000	312,750

		499,050

Forest Products & Paper — 0.6%
Xerium Technologies, Inc. 8.875% 6/15/18	925,000	832,500

Hand & Machine Tools — 1.3%
Mcron Finance Sub LLC/Mcron Finance Corp. (a) 8.375% 5/15/19	830,000	850,750
Thermadyne Holdings Corp. 9.000% 12/15/17	875,000	931,875

		1,782,625

Health Care – Products — 1.7%
Alere, Inc. 9.000% 5/15/16	1,925,000	2,030,875
Teleflex, Inc. 6.875% 6/01/19	280,000	302,400

		2,333,275

Health Care – Services — 1.6%
HCA Holdings, Inc. 6.250% 2/15/21	780,000	799,500
HCA, Inc. 6.500% 2/15/20	410,000	461,250
HEALTHSOUTH Corp. 5.750% 11/01/24	720,000	732,600
HEALTHSOUTH Corp. 7.250% 10/01/18	198,000	214,830

		2,208,180

Home Builders — 3.7%
Brookfield Residential Properties, Inc. (a) 6.500% 12/15/20	1,255,000	1,286,375

The accompanying notes are an integral part of the financial statements.

27

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
K Hovnanian Enterprises, Inc. (a) 7.250% 10/15/20	$690,000	$741,750
K Hovnanian Enterprises, Inc. (a) 9.125% 11/15/20	570,000	604,200
William Lyon Homes, Inc. (a) 8.500% 11/15/20	2,390,000	2,485,600

		5,117,925

Insurance — 1.4%
CNO Financial Group, Inc. (a) 6.375% 10/01/20	810,000	842,400
Hub International Ltd. (a) 8.125% 10/15/18	1,025,000	1,050,625

		1,893,025

Investment Companies — 1.2%
PBF Holding Co. LLC/PBF Finance Corp. (a) 8.250% 2/15/20	1,595,000	1,718,613

Leisure Time — 3.5%
Brunswick Corp. 7.375% 9/01/23	285,000	293,906
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,295,513
Carlson Wagonlit BV (a) 6.875% 6/15/19	920,000	970,600
Sabre Holdings Corp. 8.350% 3/15/16	1,215,000	1,293,975

		4,853,994

Lodging — 1.5%
MGM Mirage 7.625% 1/15/17	375,000	401,250
MGM Resorts International (a) 8.625% 2/01/19	460,000	512,900
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 5.375% 3/15/22	1,125,000	1,195,313

		2,109,463

Machinery – Diversified — 1.1%
Welltec A/S (a) 8.000% 2/01/19	1,412,000	1,496,720

Manufacturing — 2.6%
Bombardier, Inc. (a) 5.750% 3/15/22	205,000	210,637
Griffon Corp. 7.125% 4/01/18	870,000	922,200
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	1,760,000	1,819,400
Polypore International, Inc. 7.500% 11/15/17	600,000	654,000

		3,606,237

	Principal Amount	Value
Media — 4.3%
Harron Communications LP/Harron Finance Corp. (a) 9.125% 4/01/20	$795,000	$870,525
Mediacom LLC/Mediacom Capital Corp. 9.125% 8/15/19	635,000	703,263
Nara Cable Funding Ltd. (a) 8.875% 12/01/18	1,165,000	1,185,387
Nexstar Broadcasting, Inc. (a) 6.875% 11/15/20	1,665,000	1,708,706
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	550,000	603,625
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH (a) 5.500% 1/15/23	925,000	955,063

		6,026,569

Metal Fabricate & Hardware — 0.4%
Mueller Water Products, Inc. 7.375% 6/01/17	500,000	516,250

Mining — 1.4%
FMG Resources Property Ltd. (a) 6.000% 4/01/17	300,000	306,000
FMG Resources Property Ltd. (a) 6.875% 4/01/22	245,000	250,513
FMG Resources Property Ltd. (a) 7.000% 11/01/15	445,000	467,250
FMG Resources Property Ltd. (a) 8.250% 11/01/19	230,000	244,950
Kaiser Aluminum Corp. 8.250% 6/01/20	570,000	621,300

		1,890,013

Oil & Gas — 15.8%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	2,312,000	2,381,360
Aurora USA Oil & Gas, Inc. (a) 9.875% 2/15/17	1,545,000	1,653,150
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.375% 5/01/19	1,275,000	1,383,375
Calumet Specialty Products Partners LP/Calumet Finance Corp. (a) 9.625% 8/01/20	1,030,000	1,120,125
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. (a) 6.625% 11/15/19	230,000	216,775
Concho Resources, Inc. 5.500% 10/01/22	1,000,000	1,055,000

The accompanying notes are an integral part of the financial statements.

28

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CVR Refining LLC/Coffeyville Finance, Inc. (a) 6.500% 11/01/22	$1,265,000	$1,258,675
Halcon Resources Corp. (a) 9.750% 7/15/20	1,200,000	1,296,000
Hercules Offshore, Inc. (a) 7.125% 4/01/17	600,000	628,500
Hercules Offshore, Inc. (a) 10.250% 4/01/19	610,000	667,950
Hilcorp Energy I LP/Hilcorp Finance Co. (a) 7.625% 4/15/21	440,000	479,600
Magnum Hunter Resources Corp. (a) 9.750% 5/15/20	530,000	549,875
Magnum Hunter Resources Corp. (a) 9.750% 5/15/20	600,000	622,500
MEG Energy Corp. (a) 6.500% 3/15/21	340,000	357,850
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC (a) 10.750% 10/01/20	925,000	982,812
Northern Tier Energy LLC/Northern Tier Finance Corp. (a) 7.125% 11/15/20	1,270,000	1,314,450
Quicksilver Resources, Inc. 7.125% 4/01/16	890,000	712,000
Resolute Energy Corp. (a) 8.500% 5/01/20	955,000	962,163
SandRidge Energy, Inc. 7.500% 2/15/23	385,000	411,950
Sandridge Energy, Inc. (a) 8.000% 6/01/18	320,000	339,200
Shelf Drilling Holdings Ltd. (a) 8.625% 11/01/18	1,023,000	1,048,575
SM Energy Co. 6.500% 1/01/23	700,000	749,000
Unit Corp. 6.625% 5/15/21	535,000	549,044
Venoco, Inc. 8.875% 2/15/19	1,235,000	1,157,812

		21,897,741

Packaging & Containers — 2.4%
Sealed Air Corp. (a) 6.875% 7/15/33	1,580,000	1,516,800
Sealed Air Corp. (a) 8.375% 9/15/21	249,000	284,482
Silgan Holdings, Inc. 5.000% 4/01/20	1,500,000	1,556,250

		3,357,532

	Principal Amount	Value
Pharmaceuticals — 1.9%
Valeant Pharmaceuticals International (a) 6.750% 10/01/17	$450,000	$486,000
Valeant Pharmaceuticals International (a) 6.875% 12/01/18	225,000	242,437
Valeant Pharmaceuticals International (a) 7.000% 10/01/20	300,000	326,250
Warner Chilcott Corp. LLC 7.750% 9/15/18	1,535,000	1,634,775

		2,689,462

Pipelines — 2.3%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	1,315,000	1,334,725
Inergy Midstream LP/NRGM Finance Corp. (a) 6.000% 12/15/20	620,000	640,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.500% 2/15/23	640,000	694,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 2/01/21	540,000	591,300

		3,260,575

Retail — 3.2%
Landry’s, Inc. (a) 9.375% 5/01/20	930,000	981,150
Michaels Stores, Inc. (a) 7.750% 11/01/18	530,000	581,675
New Academy Finance Co. LLC/New Academy Finance Corp. (a) 8.000% 6/15/18	975,000	987,187
The Pantry, Inc. (a) 8.375% 8/01/20	640,000	668,800
Petco Holdings, Inc. (a) 8.500% 10/15/17	665,000	683,288
Sonic Automotive, Inc. (a) 7.000% 7/15/22	550,000	602,250

		4,504,350

Savings & Loans — 0.7%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (b) 9.750% 4/01/17	750,000	75
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a) 9.500% 6/15/19	870,000	943,950

		944,025

Software — 5.1%
Audatex North America, Inc. (a) 6.750% 6/15/18	1,075,000	1,150,250

The accompanying notes are an integral part of the financial statements.

29

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
EVERTEC, Inc. 11.000% 10/01/18	$2,715,000	$3,000,075
Fidelity National Information Services, Inc. 5.000% 3/15/22	450,000	482,625
First Data Corp. (a) 7.375% 6/15/19	1,195,000	1,236,825
Nuance Communications, Inc. (a) 5.375% 8/15/20	780,000	815,100
Sophia LP/Sophia Finance, Inc. (a) 9.750% 1/15/19	435,000	468,712

		7,153,587

Storage & Warehousing — 1.0%
Niska Gas Storage US LLC/ Niska Gas Storage Canada LLC 8.875% 3/15/18	1,425,000	1,464,188

Telecommunications — 2.9%
CPI International, Inc. 8.000% 2/15/18	1,160,000	1,132,450
Frontier Communications Corp. 9.250% 7/01/21	855,000	1,002,487
Sprint Capital Corp. 6.900% 5/01/19	450,000	490,500
Sprint Nextel Corp. 11.500% 11/15/21	428,000	582,080
Virgin Media Finance PLC 4.875% 2/15/22	535,000	547,038
Windstream Corp. 7.500% 6/01/22	280,000	296,800

		4,051,355

Transportation — 2.5%
CHC Helicopter SA 9.250% 10/15/20	945,000	994,612
The Kenan Advantage Group, Inc. (a) 8.375% 12/15/18	1,420,000	1,448,400
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	905,000	977,400

		3,420,412

TOTAL CORPORATE DEBT (Cost $117,358,335)		122,431,671

TOTAL BONDS & NOTES (Cost $125,386,067)		130,619,314

TOTAL LONG-TERM INVESTMENTS (Cost $125,386,067)		130,619,314

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 5.7%
Time Deposits — 5.7%
Euro Time Deposit 0.010% 1/02/13	$7,920,076	$7,920,076

TOTAL SHORT-TERM INVESTMENTS (Cost $7,920,076)		7,920,076

TOTAL INVESTMENTS — 99.7% (Cost $133,306,143) (c)		138,539,390

Other Assets/(Liabilities) — 0.3%		351,762

NET ASSETS — 100.0%		$138,891,152

Notes to Portfolio of Investments

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $60,739,450 or 43.73% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2012, these securities amounted to a value of $75 or 0.00% of net assets.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2012

	Principal Amount	Value
BONDS & NOTES — 130.4%
CORPORATE DEBT — 2.2%
Banks — 0.3%
Associated Banc-Corp. 1.875% 3/12/14	$1,050,000	$1,050,156
Insurance — 1.1%
Berkshire Hathaway, Inc. FRN 0.740% 2/11/13	2,900,000	2,902,146
Pacific Life Global Funding VRN (a) 4.171% 2/06/16	2,000,000	2,009,120

		4,911,266

Multi-National — 0.5%
International Bank for Reconstruction & Development FRN 2.788% 12/10/13	2,105,000	2,111,399

Telecommunications — 0.3%
Telefonica Emisiones SAU FRN 0.643% 2/04/13	1,275,000	1,273,631

TOTAL CORPORATE DEBT (Cost $9,106,426)		9,346,452

MUNICIPAL OBLIGATIONS — 0.6%
Municipal — 0.6%
Educational Funding of the South, Inc. FRN 0.611% 3/01/16	1,714,951	1,713,923
Louisiana State Public Facilities Authority FRN 1.215% 4/26/27	450,000	454,869
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.765% 1/25/21	297,548	297,938

		2,466,730

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,461,021)		2,466,730

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.8%
Automobile ABS — 8.2%
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (a) 1.640% 11/15/16	660,000	660,079
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	2,078,439	2,093,899
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2 0.760% 10/08/15	1,008,740	1,010,561

	Principal Amount	Value
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.759% 3/15/20	$558,292	$558,385
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A (a) 5.680% 2/20/14	758,667	761,945
Bank of America Auto Trust, Series 2010-2, Class A3 1.310% 7/15/14	10,625	10,631
California Republic Auto Receivables Trust, Series 2012-1, Class A (a) 1.180% 8/15/17	496,179	496,219
CarNow Auto Receivables Trust, Series 2012-1, Class A (a) 2.090% 1/15/15	219,386	219,458
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.663% 5/07/24	915,000	915,018
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.963% 11/07/23	900,000	904,899
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.959% 9/15/21	2,415,027	2,441,631
CitiFinancial Auto Issuance Trust, Series 2009-1, Class A4 (a) 3.150% 8/15/16	739,734	743,942
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	330,000	329,972
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	921,390	922,055
CPS Auto Trust, Series 2010-A, Class A (a) 2.890% 3/15/16	141,492	141,558
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	948,459	967,416
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	1,060,000	1,060,440
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A (a) 2.610% 3/15/19	850,000	864,618
DT Auto Owner Trust, Series 2011-2A, Class B (a) 2.120% 2/16/16	299,146	299,203
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	600,000	599,871

The accompanying notes are an integral part of the financial statements.

31

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	$185,420	$186,108
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	406,847	409,845
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	965,155	967,144
Exeter Automobile Receivables Trust, Series 2012-1A, Class A (a) 2.020% 8/15/16	1,108,252	1,112,714
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	53,014	53,059
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	1,038,583	1,046,100
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	24,005	24,012
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 (a) 4.260% 3/25/14	655,000	658,289
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	167,237	168,564
Navistar Financial 2012-A Owner Trust, Series 2012-A, Class A3 (a) 1.190% 1/18/19	1,275,000	1,282,703
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	1,150,868	1,153,556
Prestige Auto Receivables Trust, Series 2011-1A, Class A2 (a) 1.250% 5/15/14	309,463	309,507
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	300,000	308,006
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	668,395	669,232
Santander Drive Auto Receivables Trust, Series 2012-5, Class A2 0.570% 12/15/15	455,000	455,287
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2 0.790% 8/17/15	830,000	831,827
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	34,226	34,231

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2010-3, Class B 2.050% 5/15/15	$2,175,000	$2,185,454
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B (a) 2.060% 6/15/17	992,627	997,172
Santander Drive Auto Receivables Trust, Series 2010-B, Class B (a) 2.100% 9/15/14	2,078,229	2,081,629
Santander Drive Auto Receivables Trust, Series 2010-2, Class B 2.240% 12/15/14	2,670,000	2,680,247
SNAAC Auto Receivables Trust, Series 2012-1A, Class A (a) 1.780% 6/15/16	318,376	318,863
Tidewater Auto Receivables Trust, Series 2012-AA, Class A2 (a) 1.210% 8/15/15	440,000	440,035
Westlake Automobile Receivables Trust, Series 2012-1A, Class A2 (a) 1.030% 3/15/16	665,000	665,602
Westlake Automobile Receivables Trust, Series 2011-1A, Class B (a) 2.600% 10/15/14	320,000	322,203

		35,363,189

Commercial MBS — 2.0%
American Tower Trust, Series 2007-1A, Class AFX (a) 5.420% 4/15/37	1,530,000	1,559,399
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.573% 4/12/38	1,781,893	1,822,533
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	294,418	296,843
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 8/25/17	4,231,750	4,182,343
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	576,004	578,077

		8,439,195

Credit Card ABS — 0.2%
Discover Card Master Trust, Series 2012-A2, Class A2 FRN 0.359% 10/17/16	1,100,000	1,100,881

Home Equity ABS — 1.9%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.480% 8/25/35	320,596	313,959

The accompanying notes are an integral part of the financial statements.

32

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.885% 4/25/35	$415,636	$409,149
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.570% 7/25/35	218,439	212,646
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.580% 11/25/34	236,338	234,440
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.795% 8/28/44	70,478	70,228
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.590% 11/25/35	22,009	21,981
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.640% 4/25/35	103,340	101,947
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.440% 9/25/34	83,564	83,302
Countrywide Asset-Backed Certificates, Series 2005-BC5, Class 3A3 FRN 0.580% 1/25/36	887,141	878,966
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF3, Class M1 FRN 0.610% 4/25/35	296,193	291,948
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.390% 7/25/36	235,395	234,274
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.620% 11/25/35	586,320	584,749
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.650% 10/25/35	485,935	470,405
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.990% 12/25/32	544,355	523,862
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.885% 3/25/35	579,433	560,215
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.945% 6/28/35	708,725	673,860
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.510% 6/25/35	472,421	471,614
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.680% 5/25/35	302,734	292,656

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.590% 8/25/35	$513,268	$499,510
Quest Trust, Series 2005-X1, Class M1 FRN (a) 0.710% 3/25/35	144,074	141,975
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.400% 3/25/36	266,506	265,387
Structured Asset Investment Loan Trust, Series 2005-HE1, Class A6 FRN 0.570% 7/25/35	991,357	993,557
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 FRN (a) 0.760% 12/25/32	25,105	25,085

		8,355,715

Other ABS — 7.1%
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.409% 12/15/41	1,223,316	1,138,574
321 Henderson Receivables LLC, Series 2005-1A, Class A1 FRN (a) 0.439% 11/15/40	984,145	911,565
Access Group, Inc., Series 2005-2, Class A3 FRN 0.492% 11/22/24	452,064	443,847
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.963% 12/15/42	1,340,000	1,340,000
CIT Equipment Collateral, Series 2012-VT1, Class A2 (a) 0.850% 5/20/14	1,870,000	1,873,209
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.389% 8/18/21	1,664,259	1,635,274
Drug Royalty II LP, Series 2012-1, Class A1 FRN (a) (b) 4.310% 1/15/25	1,320,000	1,320,000
GE Seaco Finance SRL, Series 2004-1A, Class A FRN (a) 0.509% 4/17/19	2,400,000	2,389,500
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.432% 11/25/26	530,000	520,604
Great America Leasing Receivables, Series 2012-1, Class A2 (a) 0.950% 3/17/14	800,000	801,187
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	720,000	720,000
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.465% 6/02/17	475,000	478,962

The accompanying notes are an integral part of the financial statements.

33

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	$970,000	$970,000
Macquarie Equipment Funding Trust, Series 2012-A, Class A2 (a) 0.610% 4/20/15	1,005,000	1,004,723
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	53,349	53,363
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A (a) 5.362% 10/20/28	321,905	333,173
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	488,224	488,357
New York City Tax Lien, Series 2011-AA, Class A (a) 1.990% 12/10/24	187,422	187,577
NuCO2 Funding LLC, Series 2008-1A, Class A1 (a) 7.250% 6/25/38	1,280,000	1,310,208
PFS Financing Corp., Series 2012-BA, Class A FRN (a) 0.909% 10/17/16	900,000	900,006
PFS Financing Corp., Series 2012-AA, Class A FRN (a) 1.409% 2/15/16	625,000	626,602
PFS Financing Corp., Series 2010-DA, Class A FRN (a) 1.659% 2/15/15	4,400,000	4,401,868
Sierra Receivables Funding Co. LLC, Series 2007-1A, Class A2 FRN (a) 0.361% 3/20/19	241,935	238,155
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (a) 1.211% 9/20/19	491,404	489,110
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	422,575	423,413
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	954,035	978,565
TAL Advantage LLC, Series 2006-1A FRN (a) 0.401% 4/20/21	366,667	360,060
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	62,598	62,686
Tax Liens Securitization Trust, Series 2010-1A, Class 2A2 (a) 2.000% 4/15/18	26,952	26,952
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.460% 5/15/20	1,591,375	1,571,394

	Principal Amount	Value
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.609% 10/15/15	$296,000	$298,821
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.709% 7/15/41	870,755	871,564
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	1,265,670	1,275,163

		30,444,482

Student Loans ABS — 9.1%
Access Group, Inc., Series 2007-1, Class A2 FRN 0.345% 4/25/17	488,196	485,304
Access Group, Inc., Series 2007-A, Class A2 FRN 0.442% 8/25/26	228,149	221,373
Access Group, Inc., Series 2002-1, Class A2 FRN 0.490% 9/25/25	177,813	177,437
Access Group, Inc., Series 2003-1, Class A2 FRN 0.570% 12/27/16	625,766	623,374
Brazos Higher Education Authority, Series 2005-3, Class A14 FRN 0.420% 9/25/23	210,607	210,341
Brazos Higher Education Authority FRN 0.470% 6/27/22	2,013,465	2,008,512
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.548% 12/26/18	448,720	448,177
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.186% 1/25/47	1,175,000	998,750
College Loan Corp. Trust, Series 2004-1, Class A3 FRN 0.475% 4/25/21	207,337	202,138
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.400% 12/28/21	679,174	677,177
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.410% 12/28/21	258,018	257,641
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.520% 9/28/26	1,470,649	1,464,214
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.468% 12/15/22	1,077,203	1,073,272

The accompanying notes are an integral part of the financial statements.

34

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.709% 6/15/43	$1,300,000	$1,251,250
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	250,000	210,891
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN 0.660% 6/25/22	1,519,278	1,520,179
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.382% 5/25/23	435,849	430,877
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.412% 8/25/25	1,750,768	1,740,459
GCO Education Loan Funding Trust, Series 2007-1, Class A7AR FRN (a) 1.490% 11/26/46	425,000	382,946
Higher Education Funding HEF, Series 2005-1, Class A2 FRN 0.412% 2/25/24	587,361	586,735
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.719% 1/01/44	425,000	383,943
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.728% 1/01/44	300,000	267,845
Keycorp Student Loan Trust, Series 2006-A, Class 2A2 FRN 0.390% 6/27/25	127,722	127,373
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.575% 10/25/32	209,925	197,476
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.811% 9/20/22	525,902	527,499
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.320% 3/25/26	778,934	771,049
National Collegiate Student Loan Trust, Series 2004-2, Class A3 FRN 0.420% 4/26/27	424,678	418,161
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.010% 4/25/46	301,011	303,565
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.413% 10/28/26	506,603	504,802
Northstar Education Finance, Inc., Series 2004-2 FRN 0.433% 4/28/16	479,444	478,959

	Principal Amount	Value
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.522% 5/28/26	$1,360,020	$1,341,401
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.395% 1/25/18	718,654	717,634
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.460% 1/15/19	1,949,821	1,940,510
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.510% 7/15/36	1,610,000	1,510,346
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.395% 4/27/20	84,803	84,549
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.405% 4/25/22	8,063	8,063
SLM Student Loan Trust, Series 2006-B, Class A3 FRN 0.448% 12/15/22	491,069	489,019
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.488% 3/15/19	528,682	528,577
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.508% 12/17/18	48,554	48,579
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.515% 1/25/16	136,020	136,089
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.528% 12/15/17	193,391	193,533
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.565% 1/25/19	129,678	129,826
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.815% 10/25/17	324,660	326,012
SLM Student Loan Trust, Series 2003-7, Class B FRN 0.878% 9/15/39	1,175,537	934,807
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.898% 3/15/38	434,341	357,853
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.958% 12/15/38	907,325	748,217
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.959% 10/16/23	594,338	594,338

The accompanying notes are an integral part of the financial statements.

35

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.309% 12/15/21	$501,668	$504,655
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.309% 8/15/23	577,524	581,383
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.365% 7/25/16	106,706	108,068
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.609% 8/15/25	527,065	533,586
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.701% 12/15/16	2,250,000	2,250,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.701% 12/15/16	600,000	600,000
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 1.703% 12/15/16	300,000	300,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.859% 12/15/17	940,114	944,934
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.000% 9/15/28	750,000	690,513
SLM Student Loan Trust, Series 2003-5, Class A7 2.400% 6/17/30	100,000	91,892
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.709% 9/15/39	950,000	759,674
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.433% 7/28/26	402,164	398,866
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.503% 10/28/28	349,152	348,045
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.765% 1/25/21	446,071	446,733
US Education Loan Trust IV LLC, Series 2007-1A, Class 1A3 FRN (a) 0.711% 9/01/22	815,719	815,416
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.492% 5/25/30	924,561	924,158

		39,338,995

	Principal Amount	Value
WL Collateral CMO — 0.2%
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	$514,390	$519,277
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	174,745	175,156

		694,433

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.460% 11/25/37	432,476	421,169

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $124,119,099)		124,158,059

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.5%
Pass-Through Securities — 0.5%

Federal Home Loan Mortgage Corp. FRN Pool #1Q0239 2.410% 3/01/37	1,458,446	1,568,285
Government National Mortgage Association FRN Pool #82462 3.500% 1/20/40	593,414	633,739

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,116,194)		2,202,024

U.S. TREASURY OBLIGATIONS — 98.3%
U.S. Treasury Bonds & Notes — 98.3%
U.S. Treasury Inflation Index (c) 0.125% 4/15/16	17,564,145	18,494,500
U.S. Treasury Inflation Index (c) (d) 0.125% 4/15/17	15,337,436	16,424,231
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	21,462,630	23,307,086
U.S. Treasury Inflation Index (c) 0.125% 7/15/22	14,459,578	15,696,551
U.S. Treasury Inflation Index (c) 0.500% 4/15/15	4,915,423	5,128,939
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	16,606,181	18,876,562
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	8,573,655	9,390,158
U.S. Treasury Inflation Index (c) 1.125% 1/15/21	19,441,218	22,834,314
U.S. Treasury Inflation Index (c) 1.250% 4/15/14	13,116,240	13,522,030

The accompanying notes are an integral part of the financial statements.

36

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	$17,146,054	$20,339,506
U.S. Treasury Inflation Index (c) 1.375% 7/15/18	4,864,740	5,662,859
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	8,557,680	10,144,197
U.S. Treasury Inflation Index (c) 1.625% 1/15/15	15,082,553	16,024,036
U.S. Treasury Inflation Index (c) 1.625% 1/15/18	9,109,403	10,564,775
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	8,082,524	10,462,448
U.S. Treasury Inflation Index (c) 1.875% 7/15/15	11,910,339	12,985,056
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	8,504,455	10,350,848
U.S. Treasury Inflation Index (c) 2.000% 1/15/14	7,542,758	7,783,772
U.S. Treasury Inflation Index (c) 2.000% 7/15/14	8,590,260	9,064,734
U.S. Treasury Inflation Index (c) 2.000% 1/15/16	12,960,026	14,369,429
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	9,906,495	12,991,437
U.S. Treasury Inflation Index (c) 2.125% 1/15/19	7,493,387	9,098,028
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	5,752,486	8,440,876
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	7,035,140	10,388,376
U.S. Treasury Inflation Index (c) 2.375% 1/15/17	10,667,565	12,398,548
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	14,468,452	19,517,711
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	7,736,852	10,667,185
U.S. Treasury Inflation Index (c) 2.500% 7/15/16	10,308,780	11,847,046
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	7,541,870	10,756,592
U.S. Treasury Inflation Index (c) 2.625% 7/15/17	10,843,009	12,992,971
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	3,258,025	5,369,887
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	6,600,680	10,463,108
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	10,229,690	16,955,711

		423,313,507

TOTAL U.S. TREASURY OBLIGATIONS (Cost $374,010,720)		423,313,507

	Principal Amount	Value

TOTAL BONDS & NOTES (Cost $511,813,460)		$561,486,772

TOTAL LONG-TERM INVESTMENTS (Cost $511,813,460)		561,486,772

SHORT-TERM INVESTMENTS — 52.7%
Commercial Paper — 52.6%
AGL Capital Corp. (a) 0.465% 1/14/13	$6,400,000	6,398,925
Airgas, Inc. (a) 0.450% 1/18/13	6,400,000	6,398,640
American Electric Power, Inc. (a) 0.450% 1/02/13	5,880,000	5,879,927
Aon Corp. (a) 0.500% 1/17/13	5,000,000	4,998,889
Apache Corp. (a) 0.375% 1/03/13	6,400,000	6,399,869
Avery Dennison Corp. (a) 0.375% 1/02/13	6,400,000	6,399,934
Bacardi Ltd. (a) 0.426% 1/09/13	6,300,000	6,299,412
Block Financial LLC (a) 0.520% 1/03/13	6,400,000	6,399,815
Centrica PLC (a) 0.864% 1/10/13	6,400,000	6,398,640
Covidien International Finance (a) 0.447% 3/18/13	3,000,000	2,997,213
Covidien International Finance (a) 0.460% 1/17/13	5,840,000	5,838,806
DCP Midstream LLC (a) 0.450% 1/10/13	6,400,000	6,399,280
DENTSPLY International, Inc. (a) 0.460% 1/08/13	6,400,000	6,399,428
DirecTV Holdings LLC (a) 0.500% 3/14/13	6,400,000	6,393,600
Dominion Resources (a) 0.477% 1/07/13	6,400,000	6,399,499
Duke Energy Corp. (a) 0.490% 1/07/13	6,400,000	6,399,477
Enbridge Energy Partners LP (a) 0.385% 1/31/13	500,000	499,842
Enbridge Energy Partners LP (a) 0.430% 1/16/13	5,900,000	5,898,943
Enterprise Products Operating LLC (a) 0.450% 1/17/13	6,400,000	6,398,720
Equifax, Inc. (a) 0.420% 2/08/13	6,400,000	6,397,163
FMC Technologies, Inc. (a) 0.508% 1/09/13	6,400,000	6,399,289
Glencore Funding LLC 0.690% 2/19/13	6,400,000	6,393,989

The accompanying notes are an integral part of the financial statements.

37

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hewlett Packard Co. (a) 0.467% 1/04/13	$6,400,000	$6,399,755
Holcim US Finance Sarl & Cie (a) 0.550% 2/08/13	6,400,000	6,396,284
National Fuel Gas Co. 0.450% 1/09/13	6,400,000	6,399,360
National Grid USA (a) 0.560% 1/15/13	6,400,000	6,398,606
NextEra Energy Capital Holding, Inc. (a) 0.380% 2/07/13	7,000,000	6,997,266
NextEra Energy Capital Holding, Inc. (a) 0.400% 1/29/13	3,500,000	3,498,911
Nissan Motor Acceptance Corp. (a) 0.457% 2/07/13	6,400,000	6,397,040
Noble Corp. (a) 0.518% 1/14/13	6,400,000	6,398,821
Northeast Utilities (a) 0.420% 1/07/13	5,100,000	5,099,643
OGE Energy Corp. (a) 0.375% 1/16/13	1,147,000	1,146,823
ONEOK, Inc. (a) 0.450% 1/23/13	6,400,000	6,398,240
Sempra Energy Holding (a) 0.630% 4/18/13	6,400,000	6,388,016
Southern Power Co. (a) 0.410% 1/22/13	6,300,000	6,298,493
Suncor Energy, Inc. (a) 0.430% 1/02/13	4,400,000	4,399,947
Transcanada PipeLines, Ltd. (a) 0.430% 2/11/13	6,400,000	6,396,866
Volvo Group Treasury (a) 0.477% 2/01/13	6,400,000	6,397,410
Westar Energy, Inc. (a) 0.426% 1/07/13	6,400,000	6,399,552

		226,200,333

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	503,664	503,664

TOTAL SHORT-TERM INVESTMENTS (Cost $226,703,997)		226,703,997

TOTAL INVESTMENTS — 183.1% (Cost $738,517,457) (f)		788,190,769

Other Assets/(Liabilities) — (83.1)%		(357,677,621)

NET ASSETS — 100.0%		$430,513,148

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $292,040,055 or 67.84% of net assets.
(b)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $1,320,000 or 0.31% of net assets.
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	Maturity value of $503,664. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $515,415.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2012

	Principal Amount	Value
BONDS & NOTES — 66.5%

CORPORATE DEBT — 35.9%
Advertising — 0.4%
WPP Finance 8.000% 9/15/14	$610,000	$674,562

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	208,727

Airlines — 0.0%
United Air Lines, Inc. (a) 10.110% 2/19/49	8,824	3,883

Auto Manufacturers — 0.4%
Volvo Treasury AB (b) 5.950% 4/01/15	750,000	818,509

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	400,000	451,000

Banks — 1.2%
Capital One Financial Corp. 2.125% 7/15/14	150,000	152,697
Capital One Financial Corp. 7.375% 5/23/14	85,000	92,465
First Horizon National Corp. 5.375% 12/15/15	305,000	333,415
ICICI Bank Ltd. (b) 5.500% 3/25/15	860,000	909,178
Regions Financial Corp. 4.875% 4/26/13	500,000	505,000
Regions Financial Corp. 5.750% 6/15/15	90,000	97,313
Wells Fargo & Co. 3.625% 4/15/15	210,000	223,193

		2,313,261

Beverages — 0.4%
Constellation Brands, Inc. 8.375% 12/15/14	635,000	709,612

Building Materials — 1.3%
CRH America, Inc. 5.300% 10/15/13	750,000	774,774
Lafarge North America, Inc. 6.875% 7/15/13	500,000	510,160
Lafarge SA (b) 6.200% 7/09/15	400,000	432,000
Masco Corp. 4.800% 6/15/15	490,000	513,268
Masco Corp. 7.125% 8/15/13	160,000	164,626

		2,394,828

	Principal Amount	Value
Chemicals — 1.5%
Cabot Corp. 5.000% 10/01/16	$330,000	$368,495
Incitec Pivot Ltd. (b) 4.000% 12/07/15	945,000	993,761
LyondellBasell Industries NV 5.000% 4/15/19	200,000	221,000
RPM International, Inc. 6.125% 10/15/19	300,000	350,202
RPM International, Inc. 6.250% 12/15/13	825,000	864,809

		2,798,267

Commercial Services — 0.7%
Brambles USA, Inc. (b) 3.950% 4/01/15	265,000	276,274
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	180,000	184,050
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	45,000	46,463
Equifax, Inc. 4.450% 12/01/14	825,000	869,855

		1,376,642

Computers — 0.4%
Affiliated Computer Services, Inc. 5.200% 6/01/15	415,000	446,090
Brocade Communications Systems, Inc. 6.625% 1/15/18	30,000	30,975
Hewlett-Packard Co. 2.125% 9/13/15	135,000	134,907
Hewlett-Packard Co. 2.200% 12/01/15	175,000	175,239

		787,211

Diversified Financial — 5.8%
American Express Co. 7.250% 5/20/14	60,000	65,292
Citigroup, Inc. 5.500% 10/15/14	115,000	123,377
Citigroup, Inc. 6.375% 8/12/14	860,000	929,359
CNH Capital LLC (b) 3.875% 11/01/15	150,000	154,688
ERAC USA Finance LLC (b) 5.900% 11/15/15	1,000,000	1,123,558
Ford Motor Credit Co. LLC 2.750% 5/15/15	250,000	255,142
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	205,485
Ford Motor Credit Co. LLC 3.875% 1/15/15	455,000	474,494

The accompanying notes are an integral part of the financial statements.

39

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ford Motor Credit Co. LLC 8.700% 10/01/14	$425,000	$475,992
The Goldman Sachs Group, Inc. 5.150% 1/15/14	695,000	724,820
Hyundai Capital America (b) 3.750% 4/06/16	875,000	923,447
International Lease Finance Corp. 5.625% 9/20/13	75,000	76,875
International Lease Finance Corp. 5.750% 5/15/16	295,000	310,956
Janus Capital Group, Inc. 6.700% 6/15/17	400,000	457,166
JP Morgan Chase & Co. 3.450% 3/01/16	890,000	945,190
JPMorgan Chase & Co. 5.125% 9/15/14	885,000	941,236
Lazard Group LLC 7.125% 5/15/15	752,000	835,986
Merrill Lynch & Co., Inc. 5.450% 2/05/13	480,000	482,084
Morgan Stanley 2.875% 7/28/14	750,000	766,508
Morgan Stanley 4.200% 11/20/14	335,000	349,536
Morgan Stanley 6.000% 4/28/15	175,000	190,611

		10,811,802

Electric — 1.3%
Ameren Corp. 8.875% 5/15/14	755,000	826,212
CMS Energy Corp. 2.750% 5/15/14	725,000	735,222
Ipalco Enterprises, Inc. (b) 7.250% 4/01/16	825,000	915,750
Kansas Gas & Electric Co. 5.647% 3/29/21	42,961	48,606

		2,525,790

Electrical Components & Equipment — 0.2%
Anixter, Inc. 5.950% 3/01/15	115,000	122,331
Energizer Holdings, Inc. 4.700% 5/24/22	185,000	198,102

		320,433

Electronics — 0.5%
Avnet, Inc. 5.875% 3/15/14	845,000	883,079

Engineering & Construction — 0.1%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	206,572

	Principal Amount	Value
Foods — 0.5%
TreeHouse Foods, Inc. 7.750% 3/01/18	$325,000	$352,625
Tyson Foods, Inc. 6.600% 4/01/16	510,000	584,432

		937,057

Forest Products & Paper — 0.6%
Domtar Corp. 7.125% 8/15/15	280,000	313,418
Rock-Tenn Co. 5.625% 3/15/13	745,000	748,908

		1,062,326

Gas — 0.1%
Southern Union Co. VRN 3.330% 11/01/66	200,000	171,250

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	100,000	100,147

Health Care – Products — 0.3%
Boston Scientific Corp. 4.500% 1/15/15	500,000	531,472

Health Care – Services — 0.1%
Apria Healthcare Group, Inc. 11.250% 11/01/14	275,000	284,281

Holding Company – Diversified — 0.5%
Leucadia National Corp. 7.750% 8/15/13	320,000	330,400
Leucadia National Corp. 8.125% 9/15/15	500,000	562,500

		892,900

Home Builders — 0.1%
Toll Brothers Finance Corp. 4.950% 3/15/14	100,000	103,901

Home Furnishing — 0.3%
Sealy Mattress Co. (b) 10.875% 4/15/16	428,000	453,680
Whirlpool Corp. 8.600% 5/01/14	40,000	43,802

		497,482

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	115,000	116,655

Insurance — 1.0%
American International Group, Inc. 3.000% 3/20/15	800,000	832,413
American International Group, Inc. 3.650% 1/15/14	50,000	51,337
Genworth Financial, Inc. 5.750% 6/15/14	850,000	893,432

The accompanying notes are an integral part of the financial statements.

40

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. 3.875% 1/14/15	$115,000	$121,674

		1,898,856

Investment Companies — 0.2%
Xstrata Finance Canada (b) 1.800% 10/23/15	175,000	175,950
Xstrata Finance Canada (b) 2.850% 11/10/14	250,000	256,600

		432,550

Iron & Steel — 1.2%
ArcelorMittal 4.250% 2/25/15	600,000	606,037
ArcelorMittal 9.500% 2/15/15	830,000	923,652
Commercial Metals Co. 5.625% 11/15/13	750,000	772,500

		2,302,189

Machinery – Diversified — 0.2%
Roper Industries, Inc. 1.850% 11/15/17	350,000	349,739

Manufacturing — 1.7%
General Electric Co. 0.850% 10/09/15	575,000	577,027
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	635,000	702,758
Textron, Inc. 6.200% 3/15/15	900,000	986,427
Tyco Electronics Group SA 6.550% 10/01/17	700,000	839,378

		3,105,590

Media — 0.3%
Globo Comunicacao e Participacoes SA (b) 4.875% 4/11/22	225,000	244,687
Scholastic Corp. 5.000% 4/15/13	320,000	321,200

		565,887

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	176,313

Mining — 0.5%
Vale Overseas Ltd. 6.250% 1/11/16	800,000	900,078

Office Equipment/Supplies — 0.4%
Xerox Corp. 4.250% 2/15/15	90,000	94,652
Xerox Corp. 8.250% 5/15/14	665,000	725,373

		820,025

	Principal Amount	Value
Oil & Gas — 1.1%
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	$40,000	$32,300
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	390,000	351,000
Newfield Exploration Co. 6.875% 2/01/20	150,000	160,500
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	300,000	296,850
Petrobras International Finance Co. 3.875% 1/27/16	1,000,000	1,055,003
Transocean, Inc. 4.950% 11/15/15	150,000	164,239

		2,059,892

Oil & Gas Services — 0.1%
Weatherford International Ltd. 4.500% 4/15/22	100,000	106,126

Packaging & Containers — 0.2%
Rock-Tenn Co. (b) 3.500% 3/01/20	225,000	230,939
Sealed Air Corp. 7.875% 6/15/17	200,000	213,250

		444,189

Pharmaceuticals — 0.4%
AbbVie, Inc. (b) 1.750% 11/06/17	200,000	202,175
Mylan, Inc. (b) 7.625% 7/15/17	140,000	157,342
Mylan, Inc. (b) 7.875% 7/15/20	350,000	413,616

		773,133

Pipelines — 0.4%
Enogex LLC (b) 6.875% 7/15/14	305,000	324,229
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	35,000	37,794
Kern River Funding Corp. (b) 4.893% 4/30/18	55,143	60,941
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	350,000	357,875

		780,839

Real Estate — 1.3%
Colonial Realty LP 6.250% 6/15/14	1,000,000	1,064,857
ProLogis LP 5.625% 11/15/15	445,000	491,011
ProLogis LP 5.900% 8/15/13	300,000	307,651
ProLogis LP 6.625% 5/15/18	550,000	664,303

		2,527,822

The accompanying notes are an integral part of the financial statements.

41

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 4.6%
American Tower Corp. 4.625% 4/01/15	$900,000	$956,663
Boston Properties LP 5.625% 4/15/15	1,000,000	1,098,136
Developers Diversified Realty Corp. 5.500% 5/01/15	880,000	953,271
Duke Realty LP 5.500% 3/01/16	250,000	275,648
Duke Realty LP 5.950% 2/15/17	550,000	628,730
Duke Realty LP 8.250% 8/15/19	200,000	255,721
Federal Realty Investment Trust 6.200% 1/15/17	800,000	927,347
HCP, Inc. 6.000% 1/30/17	550,000	631,812
Highwoods Realty LP 5.850% 3/15/17	275,000	310,144
Prologis 7.625% 8/15/14	346,000	377,664
Realty Income Corp. 2.000% 1/31/18	25,000	24,979
Realty, Inc. 5.950% 9/15/16	750,000	858,992
UDR, Inc. 5.250% 1/15/15	400,000	429,918
UDR, Inc. 5.250% 1/15/16	350,000	385,477
UDR, Inc. 6.050% 6/01/13	500,000	510,437

		8,624,939

Retail — 0.1%
Best Buy Co., Inc. 7.250% 7/15/13	200,000	202,500

Savings & Loans — 0.9%
ASIF Global Financing XIX (b) 4.900% 1/17/13	700,000	700,988
Glencore Funding LLC (b) 6.000% 4/15/14	875,000	924,136

		1,625,124

Software — 0.1%
Oracle Corp. 1.200% 10/15/17	200,000	200,594

Telecommunications — 2.4%
CenturyLink, Inc. 5.000% 2/15/15	685,000	728,087
CenturyLink, Inc. 5.500% 4/01/13	160,000	161,591
MetroPCS Wireless, Inc. 7.875% 9/01/18	100,000	108,250

	Principal Amount	Value
Qwest Corp. 8.375% 5/01/16	$315,000	$376,893
Telecom Italia Capital 5.250% 10/01/15	250,000	266,000
Telecom Italia Capital 6.175% 6/18/14	735,000	774,690
Telefonica Emisiones SAU 2.582% 4/26/13	550,000	551,925
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,000,000	1,076,250
Windstream Corp. 8.125% 8/01/13	430,000	446,125

		4,489,811

Transportation — 0.8%
Asciano Finance Ltd. (b) 3.125% 9/23/15	940,000	962,808
Ryder System, Inc. 2.500% 3/01/18	475,000	484,425

		1,447,233

Trucking & Leasing — 0.7%
GATX Corp. 3.500% 7/15/16	30,000	31,271
GATX Corp. 8.750% 5/15/14	220,000	242,090
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 7/11/14	770,000	778,044
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	200,000	204,068

		1,255,473

TOTAL CORPORATE DEBT (Cost $65,876,999)		67,070,551

MUNICIPAL OBLIGATIONS — 0.7%
Access Group, Inc., Delaware VRN 1.500% 9/01/37	155,000	128,925
Louisiana State Public Facilities Authority FRN 1.215% 4/26/27	190,000	192,056
North Carolina State Education Assistance Authority FRN 1.215% 1/26/26	350,000	353,283
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.765% 1/25/21	149,655	149,851
State of California 5.950% 4/01/16	75,000	84,126

The accompanying notes are an integral part of the financial statements.

42

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
State of Illinois 5.365% 3/01/17	$400,000	$448,448

		1,356,689

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,305,066)		1,356,689

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 20.7%
Automobile ABS — 3.2%
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (b) 1.890% 7/15/16	362,608	365,305
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2 0.840% 11/10/14	39,475	39,491
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2 0.900% 9/08/14	17,895	17,896
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (b) 0.759% 3/15/20	230,761	230,799
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (b) 2.054% 8/20/16	300,000	307,374
California Republic Auto Receivables Trust, Series 2012-1, Class A (b) 1.180% 8/15/17	324,603	324,629
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (b) 0.963% 11/07/23	400,000	402,177
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.959% 9/15/21	722,807	730,770
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (b) 2.200% 9/16/19	350,000	355,447
DT Auto Owner Trust, Series 2011-2A, Class B (b) 2.120% 2/16/16	172,584	172,617
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (b) 1.140% 11/20/17	390,000	392,383
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (b) 1.430% 10/20/16	432,646	434,251
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (b) 1.620% 5/20/17	244,108	245,907

	Principal Amount	Value
First Investors Auto Owner Trust, Series 2011-1, Class A2 (b) 1.470% 3/16/15	$30,822	$30,848
First Investors Auto Owner Trust, Series 2012-2A, Class A2 (b) 1.470% 5/15/18	195,000	195,192
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (b) 1.960% 11/15/17	186,796	188,148
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	30,007	30,015
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (b) 3.740% 2/25/17	170,000	182,315
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	100,000	108,845
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (b) 2.550% 9/15/16	78,973	79,600
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (b) 1.230% 12/15/15	421,985	422,971
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	130,000	133,469
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (b) 1.400% 10/15/14	184,051	184,281
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	16,986	16,989
Santander Drive Auto Receivables Trust, Series 2011-2, Class A2 1.040% 4/15/14	94,871	94,921
Wheels SPV LLC, Series 2012-1, Class A2 (b) 1.190% 3/20/21	300,000	302,086

		5,988,726

Commercial MBS — 6.7%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.729% 2/10/51	535,000	632,632
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.205% 2/10/51	475,000	576,499
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	319,934

The accompanying notes are an integral part of the financial statements.

43

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	$255,000	$291,907
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	243,045
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	11,198	11,355
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	80,000	88,839
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	400,437	421,517
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	425,000	494,624
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.573% 4/12/38	788,448	806,430
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	110,000	128,585
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.751% 9/11/38	400,000	444,514
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.773% 6/10/46	225,000	243,217
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.800% 12/10/49	390,000	464,040
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	307,781	317,570
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.052% 2/15/41	265,000	158,847

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	$220,962	$224,469
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	235,000	253,732
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	384,500	415,831
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	99,380	101,136
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.867% 7/10/38	110,000	126,397
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A2 (b) 3.645% 3/10/44	465,000	502,325
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (b) 3.341% 7/15/46	100,000	107,531
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	552,793
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	200,000	224,369
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	561,417
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.893% 6/12/46	245,000	280,890
Morgan Stanley Capital I, Series 2011-C2, Class A2 (b) 3.476% 6/15/44	300,000	324,190
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	215,078	220,358
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	221,034
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	459,154

The accompanying notes are an integral part of the financial statements.

44

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	$136,726	$140,841
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.275% 1/11/43	150,000	180,528
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2 2.111% 3/15/45	215,000	223,661
STRIPs Ltd., Series 2012-1A, Class A 1.500% 8/25/17	269,071	265,929
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.565% 8/15/39	525,974	555,678
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.565% 8/15/39	200,000	215,398
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	270,582
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	187,390
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	216,963

		12,476,151

Home Equity ABS — 2.4%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.480% 8/25/35	155,966	152,737
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.560% 9/25/35	153,121	151,890
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C FRN 0.570% 7/25/35	109,220	106,323
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.580% 11/25/34	118,241	117,291
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.870% 6/25/35	213,854	206,028
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.795% 8/28/44	36,045	35,917
Bear Stearns Asset Backed Securities Trust, Series 2005-HE5, Class M1 FRN 0.660% 6/25/35	92,941	91,393

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.590% 11/25/35	$14,567	$14,549
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.640% 4/25/35	53,190	52,473
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.310% 5/25/36	6,374	6,363
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.320% 7/25/36	88,888	87,208
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.620% 12/25/33	69,230	69,237
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.390% 4/25/36	41,299	41,152
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.440% 9/25/34	34,449	34,341
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.110% 2/25/35	102,644	86,304
Fieldstone Mortgage Investment Corp., Series 2004-4, Class M2 FRN 1.785% 10/25/35	285,326	275,926
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.450% 1/25/36	162,339	149,268
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.590% 9/25/35	123,454	123,127
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.640% 4/25/35	143,376	134,136
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.380% 8/25/36	124,314	121,075
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.390% 7/25/36	98,612	98,142
IXIS Real Estate Capital Trust 2005-HE3, Series 2005-HE3, Class M1 FRN 0.930% 12/25/35	179,900	176,595
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.990% 12/25/32	234,492	225,663

The accompanying notes are an integral part of the financial statements.

45

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.490% 8/25/45	$3,832	$3,775
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.760% 6/25/35	357,814	330,695
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.960% 2/25/35	113,631	111,342
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.945% 6/28/35	322,148	306,300
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.510% 6/25/35	250,974	250,545
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	120	123
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.680% 5/25/35	168,185	162,587
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.590% 8/25/35	265,483	258,367
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.710% 3/25/35	225,656	215,283
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.400% 3/25/36	134,148	133,584
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.550% 3/25/36	105,019	104,089
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.570% 8/25/35	147,586	146,240
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 FRN (b) 0.760% 12/25/32	12,194	12,184

		4,592,252

Manufactured Housing ABS — 0.1%
Vanderbilt Mortgage Finance, Series 2000-B, Class IIA1 FRN 0.473% 7/07/30	134,827	117,843

Other ABS — 2.9%
ARL First LLC, Series 2012-1A, Class A1 FRN (b) 1.963% 12/15/42	150,000	150,000

	Principal Amount	Value
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.389% 8/18/21	$171,384	$168,400
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	247,188	273,244
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (b) 5.590% 7/15/24	217,180	224,260
Drug Royalty II LP, Series 2012-1, Class A1 FRN (b) (d) 4.310% 1/15/25	250,000	250,000
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.432% 11/25/26	225,000	221,011
Great America Leasing Receivables, Series 2012-1, Class A2 (b) 0.950% 3/17/14	350,000	350,519
Hercules Capital Funding Trust, Series 2012-1A, Class A (b) 3.320% 12/16/17	320,000	320,000
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.465% 6/02/17	250,000	252,085
Icon Brands Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	100,000	101,867
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (b) 1.210% 9/20/13	60,971	60,986
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (b) 4.809% 7/20/31	385,604	403,861
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	208,431	208,488
New York City Tax Lien, Series 2011-AA, Class A (b) 1.990% 12/10/24	102,342	102,427
Newport Waves CDO (Acquired 5/4/10, Cost $129,353), Series 2007-1A, Class A3LS FRN (b) (e) 0.909% 6/20/14	225,000	205,245
NuCO2 Funding LLC, Series 2008-1A, Class A1 (b) 7.250% 6/25/38	350,000	358,260
PFS Financing Corp., Series 2011-BA, Class A FRN (b) 1.709% 10/17/16	350,000	354,697
Sierra Receivables Funding Co. LLC, Series 2007-1A, Class A2 FRN (b) 0.361% 3/20/19	100,806	99,231

The accompanying notes are an integral part of the financial statements.

46

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (b) 1.211% 9/20/19	$205,202	$204,244
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	174,749	175,095
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (b) 3.370% 7/20/28	136,351	138,646
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	190,500	211,696
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (b) 2.000% 4/15/18	4,382	4,388
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (b) 0.460% 5/15/20	141,375	139,600
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.609% 10/15/15	124,000	125,182
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (b) 2.709% 7/15/41	435,377	435,782

		5,539,214

Student Loans ABS — 4.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.442% 8/25/26	120,785	117,197
Access Group, Inc., Series 2002-1, Class A2 FRN 0.490% 9/25/25	57,359	57,238
Access Group, Inc., Series 2003-1, Class A2 FRN 0.570% 12/27/16	236,303	235,400
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.186% 1/25/47	450,000	382,500
College Loan Corp. Trust, Series 2004-1, Class A3 FRN 0.475% 4/25/21	88,680	86,457
College Loan Corp. Trust, Series 2007-2, Class A1 FRN 0.565% 1/25/24	550,000	495,624
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.410% 12/28/21	115,963	115,794
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.468% 12/15/22	272,625	271,631

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.709% 6/15/43	$250,000	$240,625
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.950% 6/15/43	100,000	84,357
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (b) 0.382% 5/25/23	230,128	227,503
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.412% 8/25/25	750,329	745,911
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.811% 9/20/22	222,047	222,722
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.320% 3/25/26	221,049	218,811
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 1.010% 4/25/46	141,652	142,854
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.413% 10/28/26	212,066	211,312
Northstar Education Finance, Inc., Series 2004-2 FRN 0.433% 4/28/16	198,391	198,190
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.522% 5/28/26	181,913	179,423
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.395% 1/25/18	298,766	298,342
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.460% 1/15/19	504,654	502,245
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.510% 7/15/36	670,000	628,529
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.898% 3/15/38	144,780	119,284
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.250% 12/15/16	250,000	250,000
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (b) 1.309% 12/15/21	211,641	212,901

The accompanying notes are an integral part of the financial statements.

47

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (b) 1.309% 8/15/23	$237,804	$239,393
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (b) 1.609% 8/15/25	283,804	287,316
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (b) 1.699% 12/15/16	450,000	450,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 1.701% 12/15/16	225,000	225,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.703% 12/15/16	145,000	145,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (b) 1.859% 12/15/17	330,509	332,204
SLM Student Loan Trust, Series 2003-5, Class A7 2.400% 6/17/30	50,000	45,946
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.380% 12/17/46	150,000	113,250
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.503% 10/28/28	62,847	62,648
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.765% 1/25/21	203,641	203,943
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.492% 5/25/30	560,340	560,096

		8,909,646

WL Collateral CMO — 0.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.094% 8/25/34	31,616	29,465
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	203,814	207,422
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.089% 2/25/34	6,221	6,017
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.148% 9/25/33	3,121	2,663
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.718% 8/25/34	5,239	4,840

	Principal Amount	Value
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.400% 1/19/38	$131,074	$98,653
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.320% 5/25/37	123,751	60,872
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.606% 8/25/34	18,472	14,917
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.460% 8/25/36	38,161	34,896
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.724% 7/25/33	1,146	1,201
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.896% 2/25/34	2,107	2,189
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.679% 2/25/34	97	96
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	257,195	259,638
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (b) 3.000% 1/17/13	46,426	46,535
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.470% 7/25/35	60,636	59,633
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.898% 3/25/34	12,980	12,308
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.565% 4/25/44	30,815	30,381

		871,726

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.460% 11/25/37	221,819	216,020
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.153% 6/25/32	7,993	6,962

		222,982

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $37,451,668)		38,718,540

The accompanying notes are an integral part of the financial statements.

48

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 5.0%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	$31,187	$36,202
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	29,037	33,278

		69,480

Pass-Through Securities — 5.0%
Federal Home Loan Mortgage Corp. Pool #E85389 6.000% 9/01/16	5,191	5,541
Pool #G11431 6.000% 2/01/18	4,425	4,764
Pool #E85301 6.500% 9/01/16	14,803	15,954
Pool #E85032 6.500% 9/01/16	2,154	2,302
Pool #E85409 6.500% 9/01/16	13,801	14,834
Pool #C01079 7.500% 10/01/30	1,043	1,220
Pool #C01135 7.500% 2/01/31	3,295	3,853
Pool #554904 9.000% 3/01/17	17	18
Federal National Mortgage Association Pool #725692 2.300% 10/01/33	82,593	87,403
Pool #888586 2.370% 10/01/34	86,699	92,020
Pool #775539 2.651% 5/01/34	42,950	45,727
Pool #AO8629 3.500% 7/01/42	1,159,196	1,235,766
Pool #AP6609 3.500% 9/01/42	432,403	460,965
Pool #255148 5.500% 2/01/14	120	128
Pool #587994 6.000% 6/01/16	2,280	2,430
Pool #253880 6.500% 7/01/16	7,663	8,188
Pool #575667 7.000% 3/01/31	6,976	8,013
Pool #572577 7.000% 4/01/31	1,896	2,178
Pool #497120 7.500% 8/01/29	68	80

	Principal Amount	Value
Pool #529453 7.500% 1/01/30	$1,340	$1,570
Pool #531196 7.500% 2/01/30	142	166
Pool #532418 7.500% 2/01/30	970	1,137
Pool #530299 7.500% 3/01/30	402	470
Pool #536386 7.500% 4/01/30	108	127
Pool #535996 7.500% 6/01/31	3,944	4,618
Pool #523499 8.000% 11/01/29	350	412
Pool #252926 8.000% 12/01/29	110	130
Pool #532819 8.000% 3/01/30	55	65
Pool #537033 8.000% 4/01/30	949	1,129
Pool #534703 8.000% 5/01/30	653	776
Pool #253437 8.000% 9/01/30	84	99
Pool #253481 8.000% 10/01/30	40	47
Pool #190317 8.000% 8/01/31	1,824	2,166
Pool #596656 8.000% 8/01/31	808	931
Pool #602008 8.000% 8/01/31	2,341	2,785
Pool #597220 8.000% 9/01/31	1,508	1,796
Federal National Mortgage Association TBA Pool #3348 2.500% 7/01/27 (f)	3,500,000	3,659,961
Pool #1963 3.500% 12/01/41 (f)	500,000	533,047
Pool #45659 5.500% 2/01/35 (f)	944,000	1,025,641
Government National Mortgage Association Pool #008746 1.625% 11/20/25	1,966	2,037
Pool #080136 1.625% 11/20/27	353	367
Pool #82488 3.000% 3/20/40	267,352	279,567
Pool #82462 3.500% 1/20/40	249,859	266,837

The accompanying notes are an integral part of the financial statements.

49

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #738313 4.500% 5/15/41	$614,803	$674,002
Pool #371146 7.000% 9/15/23	740	843
Pool #352022 7.000% 11/15/23	4,024	4,578
Pool #491089 7.000% 12/15/28	7,093	8,199
Pool #483598 7.000% 1/15/29	1,053	1,212
Pool #478658 7.000% 5/15/29	1,610	1,867
Pool #500928 7.000% 5/15/29	1,329	1,535
Pool #498541 7.000% 6/15/29	660	681
Pool #509546 7.000% 6/15/29	1,157	1,343
Pool #499410 7.000% 7/15/29	581	674
Pool #510083 7.000% 7/15/29	602	696
Pool #493723 7.000% 8/15/29	2,664	3,091
Pool #507093 7.000% 8/15/29	307	357
Pool #581417 7.000% 7/15/32	7,678	8,940
Pool #591581 7.000% 8/15/32	3,142	3,662
Pool #210946 7.500% 3/15/17	1,109	1,212
Pool #203940 7.500% 4/15/17	1,614	1,749
Pool #181168 7.500% 5/15/17	1,034	1,131
Pool #193870 7.500% 5/15/17	1,280	1,399
Pool #226163 7.500% 7/15/17	2,121	2,325
Government National Mortgage Association TBA Pool #119482 6.000% 9/01/35 (f)	700,000	783,344

		9,280,105

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $9,333,164)		9,349,585

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bonds & Notes — 4.2%
U.S. Treasury Note 1.500% 8/31/18	$2,615,000	$2,707,383
U.S. Treasury Note 1.625% 8/15/22	75,000	74,506
U.S. Treasury Note (g) 2.125% 8/15/21	2,660,000	2,796,325
U.S. Treasury Notes 0.250% 5/31/14	2,255,000	2,256,022

		7,834,236

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,685,825)		7,834,236

TOTAL BONDS & NOTES (Cost $121,652,722)		124,329,601

TOTAL LONG-TERM INVESTMENTS (Cost $121,652,722)		124,329,601

SHORT-TERM INVESTMENTS — 36.2%
Commercial Paper — 35.8%
Bacardi Ltd. (b) 0.426% 1/09/13	3,000,000	2,999,720
Block Financial LLC (b) 0.530% 1/07/13	2,150,000	2,149,810
Covidien International Finance (b) 0.450% 1/31/13	4,000,000	3,998,500
DCP Midstream LLC (b) 0.450% 1/10/13	3,500,000	3,499,606
DCP Midstream LLC (b) 0.477% 1/16/13	1,000,000	999,804
DirecTV Holdings LLC (b) 0.426% 1/18/13	950,000	949,812
DirecTV Holdings LLC (b) 0.508% 3/05/13	3,500,000	3,496,937
Enbridge Energy Partners (b) 0.400% 1/24/13	2,250,000	2,249,425
Enterprise Products Operating LLC (b) 0.450% 1/17/13	4,000,000	3,999,200
FMC Technologies, Inc. (b) 0.440% 1/08/13	4,400,000	4,399,624
Hewlett Packard Co. (b) 0.467% 1/04/13	4,500,000	4,499,827
Kinder Morgan Energy (b) 0.410% 1/03/13	4,500,000	4,499,897
McGraw-Hill, Inc. (b) 0.420% 1/28/13	3,335,000	3,333,949
Nissan Motor Acceptance Corp. (b) 0.430% 1/30/13	4,500,000	4,498,441

The accompanying notes are an integral part of the financial statements.

50

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Northeast Utilities (b) 0.420% 1/07/13	$3,500,000	$3,499,755
ONEOK, Inc. (b) 0.430% 1/22/13	3,250,000	3,249,185
ONEOK, Inc. (b) 0.450% 1/18/13	900,000	899,809
Pall Corp. (b) 0.370% 1/31/13	2,000,000	1,999,383
Pentair Finance (b) 0.420% 1/11/13	1,200,000	1,199,860
Sempra Energy Holding (b) 0.630% 4/18/13	3,000,000	2,994,383
Transcanada PipeLines, Ltd. (b) 0.430% 2/11/13	4,250,000	4,247,919
Westar Energy, Inc. (b) 0.304% 1/02/13	3,300,000	3,299,974

		66,964,820

Time Deposits — 0.4%
Euro Time Deposit 0.010% 1/02/13	642,298	642,298

TOTAL SHORT-TERM INVESTMENTS (Cost $67,607,118)		67,607,118

TOTAL INVESTMENTS — 102.7% (Cost $189,259,840) (h)		191,936,719

Other Assets/(Liabilities) — (2.7)%		(5,057,203)

NET ASSETS — 100.0%		$186,879,516

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2012, these securities amounted to a value of $3,883 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to a value of $97,977,166 or 52.43% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $296,850 or 0.16% of net assets.
(d)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $250,000 or 0.13% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At December 31, 2012, these securities amounted to a value of $205,245 or 0.11% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MML Small/Mid Cap Equity Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Basic Materials — 5.2%
Chemicals — 3.1%
A. Schulman, Inc.	6,030	$174,448
Cytec Industries, Inc.	18,471	1,271,359
H.B. Fuller Co.	5,469	190,431
Huntsman Corp.	11,430	181,737
Innospec, Inc.	2,160	74,499
OMNOVA Solutions, Inc. (a)	3,310	23,203
W.R. Grace & Co. (a)	12,710	854,493

		2,770,170

Forest Products & Paper — 0.5%
KapStone Paper and Packaging Corp.	7,070	156,883
Neenah Paper, Inc.	230	6,548
P.H. Glatfelter Co.	10,983	191,983
Schweitzer-Mauduit International, Inc.	2,760	107,723

		463,137

Iron & Steel — 0.1%
Metals USA Holdings Corp.	3,090	54,044

Mining — 1.5%
Compass Minerals International, Inc.	11,308	844,821
Kaiser Aluminum Corp.	7,250	447,252

		1,292,073

		4,579,424

Communications — 5.1%
Internet — 1.5%
Perficient, Inc. (a)	1,810	21,322
TIBCO Software, Inc. (a)	51,266	1,128,364
Websense, Inc. (a)	7,972	119,899

		1,269,585

Media — 0.2%
Scholastic Corp.	4,486	132,606

Software — 0.4%
Splunk, Inc. (a)	12,426	360,603

Telecommunications — 3.0%
Arris Group, Inc. (a)	11,110	165,984
Aruba Networks, Inc. (a)	65,440	1,357,880
Finisar Corp. (a)	57,034	929,654
Harris Corp.	1,230	60,221
Vonage Holdings Corp. (a)	55,803	132,253

		2,645,992

		4,408,786

Consumer, Cyclical — 10.8%
Airlines — 0.1%
US Airways Group, Inc. (a)	6,440	86,940

	Number of Shares	Value
Apparel — 0.7%
The Jones Group, Inc.	5,070	$56,074
The Warnaco Group, Inc. (a)	7,750	554,668

		610,742

Automotive & Parts — 1.8%
Cooper Tire & Rubber Co.	5,740	145,567
Dana Holding Corp.	83,912	1,309,866
Miller Industries, Inc.	2,880	43,920
Standard Motor Products, Inc.	2,129	47,306

		1,546,659

Distribution & Wholesale — 1.5%
Fossil, Inc. (a)	5,403	503,019
Owens & Minor, Inc.	2,470	70,420
Pool Corp.	16,578	701,581

		1,275,020

Home Builders — 0.6%
Toll Brothers, Inc. (a)	15,608	504,607

Home Furnishing — 0.0%
VOXX International Corp. (a)	6,469	43,536

Leisure Time — 0.0%
Town Sports International Holdings, Inc.	1,370	14,591

Office Furnishings — 0.2%
Knoll, Inc.	1,533	23,547
Steelcase, Inc. Class A	12,850	163,709

		187,256

Retail — 5.9%
ANN, Inc. (a)	6,685	226,220
Bob Evans Farms, Inc.	3,819	153,524
Brinker International, Inc.	6,050	187,489
CarMax, Inc. (a)	18,224	684,129
The Cato Corp. Class A	7,042	193,162
Dunkin’ Brands Group, Inc.	46,898	1,556,076
Express, Inc. (a)	8,432	127,239
EZCORP, Inc. Class A (a)	2,795	55,509
The Finish Line, Inc. Class A	8,962	169,651
Fred’s, Inc. Class A	4,050	53,906
Hot Topic, Inc.	12,290	118,598
Papa John’s International, Inc. (a)	2,131	117,077
Pier 1 Imports, Inc.	55,240	1,104,800
Red Robin Gourmet Burgers, Inc. (a)	2,660	93,871
Saks, Inc. (a) (b)	15,643	164,408
Stage Stores, Inc.	2,140	53,029
Texas Roadhouse, Inc.	1,430	24,024
Williams-Sonoma, Inc.	2,460	107,674

		5,190,386

		9,459,737

The accompanying notes are an integral part of the financial statements.

52

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 20.0%
Agriculture — 0.0%
Universal Corp. (b)	303	$15,123

Beverages — 0.1%
Cott Corp.	7,409	59,494

Biotechnology — 0.4%
Cambrex Corp. (a)	2,510	28,564
Charles River Laboratories International, Inc. (a)	3,040	113,908
PDL BioPharma, Inc. (b)	28,759	202,751
RTI Biologics, Inc. (a)	10,966	46,825

		392,048

Commercial Services — 7.2%
Booz Allen Hamilton Holding Corp. (b)	8,834	122,969
Chemed Corp.	2,364	162,147
Coinstar, Inc. (a) (b)	2,462	128,049
Deluxe Corp.	5,118	165,004
Global Cash Access Holdings, Inc. (a)	10,400	81,536
ICF International, Inc. (a)	5,103	119,614
Intersections, Inc. (b)	3,221	30,535
KAR Auction Services, Inc.	25,680	519,763
Korn/Ferry International (a)	70,601	1,119,732
MAXIMUS, Inc.	605	38,248
Monro Muffler Brake, Inc. (b)	26,664	932,440
Moody’s Corp.	14,333	721,237
Navigant Consulting, Inc. (a)	6,876	76,736
Rent-A-Center, Inc.	1,193	40,992
Resources Connection, Inc.	4,670	55,760
Robert Half International, Inc.	57,453	1,828,154
Valassis Communications, Inc. (b)	5,144	132,612

		6,275,528

Foods — 2.4%
Dean Foods Co. (a)	9,370	154,699
Flowers Foods, Inc.	37,400	870,298
Ingredion, Inc.	740	47,678
Safeway, Inc. (b)	3,974	71,890
Spartan Stores, Inc.	2,047	31,442
TreeHouse Foods, Inc. (a)	16,268	848,051
Village Super Market	622	20,439
Weis Markets, Inc.	1,126	44,105

		2,088,602

Health Care – Products — 2.9%
Cepheid, Inc. (a)	27,440	927,747
CONMED Corp.	4,999	139,722
Dexcom, Inc. (a)	45,049	613,117
Hanger, Inc. (a)	3,940	107,798
Orthofix International NV (a)	16,963	667,155
Steris Corp.	1,900	65,987

		2,521,526

	Number of Shares	Value
Health Care – Services — 4.2%
AmSurg Corp. (a)	5,024	$150,770
Community Health Systems, Inc.	21,200	651,688
The Ensign Group, Inc.	4,873	132,497
HealthSouth Corp. (a)	40,041	845,266
Select Medical Holdings Corp.	13,144	123,948
WellCare Health Plans, Inc. (a)	36,050	1,755,274

		3,659,443

Household Products — 0.0%
CSS Industries, Inc.	1,195	26,159

Pharmaceuticals — 2.8%
Achillion Pharmaceuticals, Inc. (a)	37,649	301,945
Endo Health Solutions, Inc. (a)	2,077	54,563
MAP Pharmaceuticals, Inc. (a)	26,860	421,970
Medivation, Inc. (a)	6,648	340,112
Omnicare, Inc.	3,050	110,105
PharMerica Corp. (a)	2,560	36,454
Questcor Pharmaceuticals, Inc. (b)	22,962	613,545
Santarus, Inc. (a)	11,450	125,721
Sarepta Therapeutics, Inc. (a) (b)	10,290	265,482
SciClone Pharmaceuticals, Inc. (a)	18,530	79,864
USANA Health Sciences, Inc. (a) (b)	2,928	96,419

		2,446,180

		17,484,103

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Harbinger Group, Inc. (a)	2,790	21,455

Energy — 5.8%
Energy – Alternate Sources — 0.6%
Renewable Energy Group, Inc. (a)	80,549	472,017
REX American Resources Corp. (a)	600	11,574

		483,591

Oil & Gas — 3.5%
Alon USA Energy, Inc.	6,700	121,203
CVR Energy, Inc. (c)	3,864	-
Delek US Holdings, Inc.	4,501	113,965
EPL Oil & Gas, Inc. (a)	85,478	1,927,529
Parker Drilling Co. (a)	25,961	119,421
Patterson-UTI Energy, Inc.	8,810	164,130
VAALCO Energy, Inc. (a)	21,667	187,419
Western Refining, Inc.	15,130	426,515

		3,060,182

Oil & Gas Services — 1.2%
Basic Energy Services, Inc. (a)	3,840	43,814
Helix Energy Solutions Group, Inc. (a)	8,804	181,715
HollyFrontier Corp.	11,519	536,209
Matrix Service Co. (a)	4,605	52,958
RPC, Inc. (b)	15,468	189,328

		1,004,024

The accompanying notes are an integral part of the financial statements.

53

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.5%
MPLX LP (a)	15,130	$471,905

		5,019,702

Financial — 23.3%
Banks — 2.7%
Associated Banc-Corp.	2,600	34,112
CapitalSource, Inc.	228,106	1,729,043
Citizens & Northern Corp.	841	15,895
CVB Financial Corp.	9,420	97,968
Eagle Bancorp, Inc. (a)	2,252	44,972
FirstMerit Corp.	22,445	318,495
Old National Bancorp	6,390	75,849
Univest Corp. of Pennsylvania	1,886	32,251
WesBanco, Inc.	2,364	52,528

		2,401,113

Diversified Financial — 2.8%
Federated Investors, Inc. Class B (b)	4,615	93,361
Financial Engines, Inc. (a)	42,985	1,192,834
The NASDAQ OMX Group, Inc.	3,700	92,537
Ocwen Financial Corp. (a)	21,981	760,323
WisdomTree Investments, Inc. (a)	44,040	269,525

		2,408,580

Insurance — 3.7%
Alterra Capital Holdings Ltd.	13,668	385,301
American Financial Group, Inc.	5,690	224,869
AmTrust Financial Services, Inc. (b)	30,019	861,245
Assurant, Inc.	3,733	129,535
First American Financial Corp.	3,350	80,702
Greenlight Capital Re Ltd. Class A (a)	2,170	50,084
HCC Insurance Holdings, Inc.	6,305	234,609
Horace Mann Educators Corp.	7,042	140,558
Maiden Holdings Ltd.	3,123	28,700
Montpelier Re Holdings Ltd.	3,750	85,725
PartnerRe Ltd.	900	72,441
Primerica, Inc.	7,391	221,804
Protective Life Corp.	4,914	140,442
RenaissanceRe Holdings Ltd.	880	71,509
Symetra Financial Corp.	16,246	210,873
Torchmark Corp.	3,296	170,304
Validus Holdings Ltd.	2,350	81,263

		3,189,964

Investment Companies — 1.2%
Home Loan Servicing Solutions Ltd.	55,680	1,052,352

Real Estate Investment Trusts (REITS) — 11.1%
Ares Commercial Real Estate Corp.	26,607	436,887
Brandywine Realty Trust	4,570	55,708
CapLease, Inc.	50,630	282,009
CBL & Associates Properties, Inc.	4,720	100,111
Chatham Lodging Trust	35,210	541,530
Coresite Realty Corp.	2,720	75,235

	Number of Shares	Value
CubeSmart	7,494	$109,187
CYS Investments, Inc.	127,336	1,503,838
Eastgroup Properties	3,463	186,344
First Industrial Realty Trust, Inc. (a)	6,559	92,351
Hatteras Financial Corp.	60,060	1,490,089
Healthcare Realty Trust, Inc.	4,890	117,409
LaSalle Hotel Properties	72,085	1,830,238
Lexington Realty Trust (b)	6,660	69,597
Mid-America Apartment Communities, Inc.	15,868	1,027,453
Ramco-Gershenson Properties Trust	5,560	74,004
Sovran Self Storage, Inc.	2,847	176,799
Starwood Property Trust, Inc.	59,353	1,362,745
Sunstone Hotel Investors, Inc. (a)	6,000	64,260
Weingarten Realty Investors	2,373	63,525

		9,659,319

Savings & Loans — 1.8%
BankUnited, Inc.	31,809	777,412
Oritani Financial Corp.	43,430	665,348
Washington Federal, Inc.	7,450	125,681

		1,568,441

		20,279,769

Industrial — 17.3%
Aerospace & Defense — 1.6%
BE Aerospace, Inc. (a)	17,408	859,955
Moog, Inc. Class A (a)	3,242	133,020
Triumph Group, Inc.	6,240	407,472

		1,400,447

Electrical Components & Equipment — 2.1%
EnerSys (a)	5,421	203,992
General Cable Corp. (a)	30,502	927,566
Greatbatch, Inc. (a)	28,925	672,217

		1,803,775

Electronics — 1.8%
Celestica, Inc. (a)	809	6,593
Imax Corp. (a) (b)	59,732	1,342,775
PerkinElmer, Inc.	4,628	146,893
Watts Water Technologies, Inc. Class A	1,749	75,190

		1,571,451

Engineering & Construction — 1.3%
AECOM Technology Corp. (a)	5,024	119,571
KBR, Inc.	33,305	996,486

		1,116,057

Environmental Controls — 1.6%
Mine Safety Appliances Co.	1,660	70,899
Waste Connections, Inc.	39,921	1,348,930

		1,419,829

The accompanying notes are an integral part of the financial statements.

54

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	11,761	$828,798

Machinery – Diversified — 1.2%
Altra Holdings, Inc.	2,156	47,540
Columbus McKinnon Corp. (a)	1,998	33,007
Hyster Yale Materials Handling, Inc. Common Stock (c)	650	31,720
Kadant, Inc. (a)	2,946	78,098
NACCO Industries, Inc. Class A	650	39,449
Wabtec Corp.	9,765	854,828

		1,084,642

Manufacturing — 0.4%
Barnes Group, Inc.	3,808	85,528
FreightCar America, Inc.	2,170	48,651
Myers Industries, Inc.	4,962	75,174
Park-Ohio Holdings Corp. (a)	1,676	35,716
Standex International Corp.	1,939	99,451

		344,520

Metal Fabricate & Hardware — 0.3%
Commercial Metals Co.	2,320	34,475
Worthington Industries, Inc.	9,613	249,842

		284,317

Packaging & Containers — 1.3%
Bemis Co., Inc.	2,640	88,334
Graphic Packaging Holding Co. (a)	13,684	88,399
Packaging Corporation of America	24,579	945,554

		1,122,287

Transportation — 4.7%
Atlas Air Worldwide Holdings, Inc. (a)	10,280	455,507
Genesee & Wyoming, Inc. Class A (a)	8,034	611,227
Hub Group, Inc. Class A (a)	48,322	1,623,619
Old Dominion Freight Line, Inc. (a)	37,791	1,295,475
Swift Transportation Co. (a)	14,935	136,207

		4,122,035

		15,098,158

Technology — 9.8%
Commercial Services — 0.1%
SAIC, Inc.	6,510	73,693

Computers — 5.5%
Brocade Communications Systems, Inc. (a)	28,408	151,415
CACI International, Inc. Class A (a)	19,583	1,077,652
Diebold, Inc.	3,890	119,073
Fortinet, Inc. (a)	62,435	1,315,505
j2 Global, Inc.	27,731	848,014
Mentor Graphics Corp. (a)	8,490	144,500
Sykes Enterprises, Inc. (a)	4,781	72,767
Western Digital Corp.	25,777	1,095,265

		4,824,191

	Number of Shares	Value
Semiconductors — 3.2%
Cavium, Inc. (a)	19,380	$604,850
IXYS Corp.	4,844	44,274
Semtech Corp. (a)	46,526	1,346,928
Skyworks Solutions, Inc. (a)	40,150	815,045

		2,811,097

Software — 1.0%
Acxiom Corp. (a)	12,925	225,671
Broadridge Financial Solutions, Inc.	6,631	151,717
CSG Systems International, Inc. (a)	6,128	111,407
Servicenow, Inc. (a) (b)	11,150	334,834
SYNNEX Corp. (a)	824	28,329

		851,958

		8,560,939

Utilities — 1.6%
Electric — 0.5%
El Paso Electric Co.	2,190	69,883
NV Energy, Inc.	6,830	123,896
Portland General Electric Co.	2,189	59,891
TECO Energy, Inc.	9,041	151,527

		405,197

Gas — 0.8%
PAA Natural Gas Storage LP	25,135	478,822
UGI Corp.	3,460	113,176
Vectren Corp.	4,765	140,091

		732,089

Water — 0.3%
Aqua America, Inc.	9,752	247,896

		1,385,182

TOTAL COMMON STOCK (Cost $71,854,573)		86,297,255

TOTAL EQUITIES (Cost $71,854,573)		86,297,255

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (c)	400	4

TOTAL RIGHTS (Cost $0)		4

The accompanying notes are an integral part of the financial statements.

55

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 6.0%
Diversified Financial — 6.0%
State Street Navigator Securities Lending Prime Portfolio (d)	5,200,944	$5,200,944

TOTAL MUTUAL FUNDS (Cost $5,200,944)		5,200,944

TOTAL LONG-TERM INVESTMENTS (Cost $77,055,517)		91,498,203

	Principal Amount

SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$1,187,496	1,187,496

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	652	652

TOTAL SHORT-TERM INVESTMENTS (Cost $1,188,148)		1,188,148

TOTAL INVESTMENTS — 106.3% (Cost $78,243,665) (f)		92,686,351

Other Assets/(Liabilities) —(6.3)%		(5,466,994)

NET ASSETS — 100.0%		$87,219,357

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $5,072,003. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in accordance with procedures approved by the Board of Trustees. At December 31, 2012, these securities amounted to a value of $31,724 or 0.04% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,187,496. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 10/20/27, and an aggregate market value, including accrued interest, of $1,215,486.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

56

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2012

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 92.5%
Basic Materials — 6.3%
Chemicals — 2.6%
LG Chem Ltd.	4,708	$1,463,705

Iron & Steel — 3.1%
Gerdau SA Sponsored ADR (Brazil) (a)	59,100	531,309
POSCO	3,697	1,208,805

		1,740,114

Mining — 0.6%
African Minerals Ltd. (a) (b)	62,387	325,310

		3,529,129

Communications — 9.7%
Internet — 3.0%
Baidu, Inc. Sponsored ADR (Cayman Islands) (b)	6,600	661,914
NHN Corp.	2,308	492,130
Tencent Holdings Ltd.	15,900	516,217

		1,670,261

Media — 1.5%
Naspers Ltd.	13,009	835,865

Telecommunications — 5.2%
America Movil SAB de CV Sponsored ADR (Mexico)	28,453	658,403
China Mobile Ltd.	85,500	1,001,534
Mobile TeleSystems Sponsored ADR (Russia)	35,745	666,644
MTN Group Ltd.	25,749	541,206

		2,867,787

		5,373,913

Consumer, Cyclical — 6.2%
Automotive & Parts — 2.4%
Hero Honda Motors Ltd.	6,606	230,520
Hyundai Mobis	4,067	1,103,079

		1,333,599

Retail — 3.8%
Belle International Holdings Ltd.	525,000	1,159,418
Dufry Group (b)	3,159	418,009
Golden Eagle Retail Group Ltd.	225,000	561,494

		2,138,921

		3,472,520

Consumer, Non-cyclical — 4.1%
Agriculture — 1.3%
KT&G Corp.	9,669	733,266

	Number of Shares	Value
Beverages — 0.4%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	2,839	$248,157

Commercial Services — 0.7%
CCR SA	37,944	359,821

Health Care – Products — 1.1%
Hengan International Group Co. Ltd.	69,000	622,314

Household Products — 0.6%
Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	125,812	323,137

		2,286,695

Diversified — 1.4%
Holding Company – Diversified — 1.4%
Bidvest Group Ltd.	30,649	784,106

Energy — 13.1%
Oil & Gas — 13.1%
CNOOC Ltd.	888,000	1,949,832
Gazprom OAO Sponsored ADR (Russia)	80,817	786,349
Kunlun Energy Co. Ltd.	314,000	658,371
NovaTek OAO GDR (Russia) (c)	8,453	1,012,669
Petroleo Brasileiro SA Sponsored ADR (Brazil)	71,328	1,376,630
Petroleo Brasileiro SA Sponsored ADR (Brazil)	10,723	208,777
Rosneft Oil Co. GDR (Russia) (c)	79,380	716,743
Sasol Ltd.	13,619	591,266

		7,300,637

Financial — 27.7%
Banks — 16.8%
China Construction Bank Corp. Class H	1,737,130	1,415,768
Grupo Financiero Santander Mexico SAB de CV Sponsored ADR Class B (Mexico) (b)	35,172	569,083
HDFC Bank Ltd. ADR (India)	29,300	1,193,096
ICICI Bank Ltd.	41,382	871,471
Industrial & Commercial Bank of China	1,941,175	1,399,914
KB Financial Group, Inc.	31,173	1,112,265
OTP Bank PLC	11,688	222,154
Powszechna Kasa Oszczednosci Bank Polski SA	63,804	769,645
Sberbank	364,747	1,126,837
State Bank of India	14,795	653,981

		9,334,214

The accompanying notes are an integral part of the financial statements.

57

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 5.0%
Bolsa Mexicana de Valores SAB de CV	184,900	$466,316
CITIC Securities Co. Ltd.	293,500	749,672
Grupo Financiero Banorte SAB de CV Class O	110,874	715,955
Mega Financial Holding Co. Ltd.	1,124,261	878,819

		2,810,762

Insurance — 2.7%
Ping An Insurance Group Co. of China Ltd. Class H	174,000	1,480,656

Real Estate — 3.1%
BR Malls Participacoes SA	35,526	470,648
China Overseas Land & Investment Ltd.	418,000	1,266,191

		1,736,839

Real Estate Investment Trusts (REITS) — 0.1%
Fibra Uno Administracion SA de CV	21,900	66,075

		15,428,546

Industrial — 13.5%
Building Materials — 3.9%
Anhui Conch Cement Co. Ltd. Class H	364,000	1,354,295
BBMG Corp.	646,000	598,957
Cemex SAB de CV Sponsored ADR (Mexico) (b)	23,400	230,958

		2,184,210

Electrical Components & Equipment — 1.2%
Bharat Heavy Electricals Ltd.	156,372	661,416

Electronics — 2.9%
Hon Hai Precision Industry Co. Ltd.	518,691	1,598,965

Engineering & Construction — 3.5%
China Communications Construction Co. Ltd. Class H	585,000	573,684
Hyundai Engineering & Construction Co. Ltd.	9,584	631,330
Larsen & Toubro Ltd.	25,713	762,638

		1,967,652

Machinery – Construction & Mining — 1.2%
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	432,600	653,055

Shipbuilding — 0.8%
Hyundai Heavy Industries Co. Ltd.	1,986	453,150

		7,518,448

Technology — 10.5%
Computers — 0.6%
Lenovo Group Ltd.	340,000	310,824

	Number of Shares	Value
Semiconductors — 9.9%
Samsung Electronics Co., Ltd.	2,408	$3,446,390
SK Hynix, Inc. (b)	13,080	317,335
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	102,161	1,753,083

		5,516,808

		5,827,632

TOTAL COMMON STOCK (Cost $47,903,221)		51,521,626

PREFERRED STOCK — 7.3%

Basic Materials — 3.7%
Iron & Steel — 1.0%
Usinas Siderurgicas de Minas Gerais SA Class A 0.720%	83,100	541,741

Mining — 2.7%
Vale SA Sponsored ADR 5.760%	74,721	1,516,836

		2,058,577

Consumer, Non-cyclical — 0.8%
Foods — 0.8%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 0.800%	10,400	457,645

Financial — 2.8%
Banks — 2.8%
Banco do Estado do Rio Grande do Sul 5.270%	56,300	432,947
Itau Unibanco Holding SA 3.800%	68,511	1,131,653

		1,564,600

TOTAL PREFERRED STOCK (Cost $4,146,213)		4,080,822

TOTAL EQUITIES (Cost $52,049,434)		55,602,448

MUTUAL FUNDS — 0.8%
Diversified Financial — 0.8%
State Street Navigator Securities Lending Prime Portfolio (d)	456,288	456,288

TOTAL MUTUAL FUNDS (Cost $456,288)		456,288

TOTAL LONG-TERM INVESTMENTS (Cost $52,505,722)		56,058,736

The accompanying notes are an integral part of the financial statements.

58

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/12, 0.010%, due 1/02/13 (e)	$193,347	$193,347

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/13	6,445	6,445

TOTAL SHORT-TERM INVESTMENTS (Cost $199,792)		199,792

TOTAL INVESTMENTS — 101.0% (Cost $52,705,514) (f)		56,258,528

Other Assets/(Liabilities) — (1.0)%		(577,526)

NET ASSETS — 100.0%		$55,681,002

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2012, was $435,455. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, these securities amounted to a value of $1,729,412 or 3.11% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $193,347. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $199,286.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

59

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2012

	MML China Fund	MML High Yield Fund
Assets:
Investments, at value (Note 2) (a)	$22,234,887	$130,619,314
Short-term investments, at value (Note 2) (b)	16,661	7,920,076

Total investments (c)	22,251,548	138,539,390

Foreign currency, at value (d)	5,601	-
Receivables from:
Investments sold	93,646	271,165
Collateral held for reverse repurchase agreements (Note 2)	-	-
Investment adviser (Note 3)	4,939	25,544
Fund shares sold	389	129,773
Variation margin on open futures contracts (Note 2)	-	-
Interest and dividends	3,427	2,293,988
Foreign taxes withheld	-	-

Total assets	22,359,550	141,259,860

Liabilities:
Payables for:
Investments purchased	45,424	2,183,737
Investments purchased on a when-issued basis (Note 2)	-	-
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	63,230	39,341
Interest and dividends	-	-
Variation margin on open futures contracts (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	-
Securities on loan (Note 2)	197,139	-
Trustees’ fees and expenses (Note 3)	1,720	5,287
Affiliates (Note 3):
Investment management fees	18,823	69,786
Administration fees	4,482	17,446
Service fees	738	10,018
Due to custodian	-	-
Accrued expense and other liabilities	34,297	43,093

Total liabilities	365,853	2,368,708

Net assets	$21,993,697	$138,891,152

Net assets consist of:
Paid-in capital	$20,093,245	$129,927,505
Undistributed (accumulated) net investment income (loss)	161,075	198,061
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,641,771)	3,532,339
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,381,148	5,233,247

Net assets	$21,993,697	$138,891,152

(a) Cost of investments:	$18,853,740	$125,386,067
(b) Cost of short-term investments:	$16,661	$7,920,076
(c) Securities on loan with market value of:	$191,198	$-
(d) Cost of foreign currency:	$5,600	$-

The accompanying notes are an integral part of the financial statements.

60

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$561,486,772	$124,329,601	$91,498,203	$56,058,736
226,703,997	67,607,118	1,188,148	199,792

788,190,769	191,936,719	92,686,351	56,258,528

-	-	-	15,129

4,513,408	-	677,907	-
119,000	-	-	-
-	7,546	-	6,754
2,802,780	165,313	2,952	61,730
-	12,832	-	-
2,378,625	975,041	125,270	19,308
-	-	-	731

798,004,582	193,097,451	93,492,480	56,362,180

3,352,436	-	870,464	-
-	5,998,977	-	-
363,484,960	-	-	-
144,454	-	-	-
68,777	27,373	72,231	92,514
-	3,050	-	-
219	-	-	-
-	41,242	-	-
-	-	5,200,944	456,288
44,685	12,213	21,707	2,527

199,352	62,912	47,500	48,219
-	15,728	-	11,481
40,300	12,223	2,763	5,448
93,698	127	-	-
62,553	44,090	57,514	64,701

367,491,434	6,217,935	6,273,123	681,178

$430,513,148	$186,879,516	$87,219,357	$55,681,002

$375,369,076	$184,099,431	$68,214,543	$53,108,600
-	295,212	1,033,792	-
(42,372)	-	-	(10,603)
5,514,702	(126,074)	3,528,336	(943,367)
49,671,742	2,610,947	14,442,686	3,526,372

$430,513,148	$186,879,516	$87,219,357	$55,681,002

$511,813,460	$121,652,722	$77,055,517	$52,505,722
$226,703,997	$67,607,118	$1,188,148	$199,792
$-	$-	$5,072,003	$435,455
$-	$-	$-	$15,129

61

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2012

	MML China Fund	MML High Yield Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$18,415,156	$122,192,485

Shares outstanding (a)	1,668,047	11,180,653

Net asset value, offering price and redemption price per share	$11.04	$10.93

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$3,578,541	$16,698,667

Shares outstanding (a)	324,985	1,530,920

Net asset value, offering price and redemption price per share	$11.01	$10.91

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

62

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$365,094,272	$-	$82,674,541	$-

30,788,328	-	9,369,544	-

$11.86	$-	$8.82	$-

$-	$166,054,452	$-	$46,830,120

-	16,439,426	-	4,291,005

$-	$10.10	$-	$10.91

$65,418,876	$-	$4,544,816	$-

5,531,327	-	518,836	-

$11.83	$-	$8.76	$-

$-	$20,825,064	$-	$8,850,882

-	2,063,274	-	806,753

$-	$10.09	$-	$10.97

63

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2012

	MML China Fund	MML High Yield Fund
Investment income (Note 2):
Dividends (a)	$445,565	$-
Interest	20	8,871,789
Securities lending net income	269	-

Total investment income	445,854	8,871,789

Expenses (Note 3):
Investment management fees	205,690	691,487
Custody fees	31,967	41,094
Interest expense	-	-
Audit fees	36,344	34,371
Legal fees	674	1,647
Proxy fees	1,108	1,109
Shareholder reporting fees	48,250	44,491
Trustees’ fees	1,310	7,314

	325,343	821,513
Administration fees:
Class II	40,546	154,907
Service Class I	8,429	17,964
Distribution and service fees:
Service Class	-	-
Service Class I	738	29,940

Total expenses	375,056	1,024,324
Expenses waived (Note 3):
Class II fees waived by adviser	(82,804)	(75,041)
Service Class I fees waived by adviser	(9,570)	(8,886)
Class II management fees waived	-	(103,252)
Service Class I management fees waived	-	(11,995)

Net expenses	282,682	825,150

Net investment income (loss)	163,172	8,046,639

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(599,378)	3,510,037
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(923)	-

Net realized gain (loss)	(600,301)	3,510,037

Net change in unrealized appreciation (depreciation) on:
Investment transactions	4,934,771	5,689,041
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(18)	-

Net change in unrealized appreciation (depreciation)	4,934,753	5,689,041

Net realized gain (loss) and change in unrealized appreciation (depreciation)	4,334,452	9,199,078

Net increase (decrease) in net assets resulting from operations	$4,497,624	$17,245,717

(a) Net of withholding tax of:	$35,389	$-

The accompanying notes are an integral part of the financial statements.

64

MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$-	$1,648,257	$884,853
14,984,620	4,014,799	2,102	-
-	-	40,077	1,810

14,984,620	4,014,799	1,690,436	886,663

2,337,803	752,693	572,981	478,244
61,674	42,295	68,348	64,963
912,573	-	-	-
34,824	34,894	33,642	43,818
1,553	1,743	1,678	829
1,109	1,109	1,108	1,108
74,350	50,806	41,046	37,774
26,360	12,647	6,025	2,935

3,450,246	896,187	724,828	629,671

-	171,503	-	93,249
-	16,670	-	20,620

141,812	-	9,569	-
-	41,675	-	20,620

3,592,058	1,126,035	734,397	764,160

-	(44,966)	-	(86,526)
-	(4,441)	-	(19,354)
-	-	-	-
-	-	-	-

3,592,058	1,076,628	734,397	658,280

11,392,562	2,938,171	956,039	228,383

11,487,874	2,622,142	13,397,395	(386,209)
-	(686,871)	-	-
-	(441,393)	-	-
-	-	-	(34,209)

11,487,874	1,493,878	13,397,395	(420,418)

5,570,447	1,346,165	1,811,649	4,971,484
(1,570)	63,689	-	-
-	(139,342)	-	-
-	-	-	(26,223)

5,568,877	1,270,512	1,811,649	4,945,261

17,056,751	2,764,390	15,209,044	4,524,843

$28,449,313	$5,702,561	$16,165,083	$4,753,226

$-	$-	$1,777	$111,848

65

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML China Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$163,172	$51,587
Net realized gain (loss) on investment transactions	(600,301)	(997,859)
Net change in unrealized appreciation (depreciation) on investments	4,934,753	(3,208,953)

Net increase (decrease) in net assets resulting from operations	4,497,624	(4,155,225)

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(47,570)	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	(47,570)	-

From net realized gains:
Initial Class	-	-
Class II	-	(4,948)
Service Class	-	-
Service Class I	-	(678,153)

Total distributions from net realized gains	-	(683,101)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	47,570	17,180,270
Service Class	-	-
Service Class I	(234,347)	(15,942,733)

Increase (decrease) in net assets from fund share transactions	(186,777)	1,237,537

Total increase (decrease) in net assets	4,263,277	(3,600,789)
Net assets
Beginning of year	17,730,420	21,331,209

End of year	$21,993,697	$17,730,420

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$161,075	$46,412

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

66

MML High Yield Fund		MML Inflation-Protected and Income Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$8,046,639	$5,225,853	$11,392,562	$19,595,986
3,510,037	1,111,246	11,487,874	14,127,599
5,689,041	(2,160,033)	5,568,877	22,761,628

17,245,717	4,177,066	28,449,313	56,485,213

-	-	(11,790,360)	(19,913,403)
(6,984,196)	(4,932,529)	-	-
-	-	(1,727,136)	(1,777,551)
(804,683)	(357,486)	-	-

(7,788,879)	(5,290,015)	(13,517,496)	(21,690,954)

-	-	(3,339,574)	-
(615,874)	-	-	-
-	-	(473,813)	-
(58,797)	-	-	-

(674,671)	-	(3,813,387)	-

-	-	(2,315,322)	(70,324,070)
43,794,246	9,524,580	-	-
-	-	17,080,358	12,709,368
8,403,640	5,483,644	-	-

52,197,886	15,008,224	14,765,036	(57,614,702)

60,980,053	13,895,275	25,883,466	(22,820,443)

77,911,099	64,015,824	404,629,682	427,450,125

$138,891,152	$77,911,099	$430,513,148	$404,629,682

$198,061	$-	$-	$-

$-	$(2,074)	$(42,372)	$(34,492)

67

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Short-Duration Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,938,171	$3,350,597
Net realized gain (loss) on investment transactions	1,493,878	4,900,359
Net change in unrealized appreciation (depreciation) on investments	1,270,512	(231,631)

Net increase (decrease) in net assets resulting from operations	5,702,561	8,019,325

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(3,282,541)	(3,622,218)
Service Class	-	-
Service Class I	(308,974)	(140,114)

Total distributions from net investment income	(3,591,515)	(3,762,332)

From net realized gains:
Initial Class	-	-
Class II	(3,935,105)	(1,625,790)
Service Class	-	-
Service Class I	(370,381)	(53,751)

Total distributions from net realized gains	(4,305,486)	(1,679,541)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(36,213,977)	1,563,102
Service Class	-	-
Service Class I	7,980,657	6,780,710

Increase (decrease) in net assets from fund share transactions	(28,233,320)	8,343,812

Total increase (decrease) in net assets	(30,427,760)	10,921,264
Net assets
Beginning of year	217,307,276	206,386,012

End of year	$186,879,516	$217,307,276

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$295,212	$41,384

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

68

MML Small/Mid Cap Equity Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$956,039	$694,392	$228,383	$187,765
13,397,395	21,466,032	(420,418)	544,500
1,811,649	(24,221,355)	4,945,261	(7,097,652)

16,165,083	(2,060,931)	4,753,226	(6,365,387)

-	(995,640)	-	-
-	-	(200,814)	(116,527)
-	(22,970)	-	-
-	-	(14,489)	(3,876)

-	(1,018,610)	(215,303)	(120,403)

(1,233,842)	(14,058,973)	-	-
-	-	-	(799,603)
(60,464)	(462,302)	-	-
-	-	-	(1,220,079)

(1,294,306)	(14,521,275)	-	(2,019,682)

(25,531,538)	(19,729,382)	-	-
-	-	25,493,489	21,310,357
908,826	816,385	-	-
-	-	475,021	(14,847,849)

(24,622,712)	(18,912,997)	25,968,510	6,462,508

(9,751,935)	(36,513,813)	30,506,433	(2,042,964)

96,971,292	133,485,105	25,174,569	27,217,533

$87,219,357	$96,971,292	$55,681,002	$25,174,569

$1,033,792	$49,289	$-	$-

$-	$-	$(10,603)	$(6,451)

69

MML Series Investment Funds II – Financial Statements (Continued)

Statement of Cash Flows

For the year ended December 31, 2012

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$28,449,313
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(227,045,410)
Investments sold	167,235,385
Adjustments to the principal amount of inflation-indexed bonds	(7,722,208)
(Purchase) Sale of short-term investments, net	43,701,758
Amortization (accretion) of discount and premium, net	2,137,387
(Increase) Decrease in receivable from interest and dividends	371,857
(Increase) Decrease in receivable from broker for collateral held for reverse repurchase agreements	(119,000)
Increase (Decrease) in payable for interest for reverse repurchase agreements	58,203
Increase (Decrease) in payable for Trustees' fees and expenses	5,932
Increase (Decrease) in payable for investment management fees	10,928
Increase (Decrease) in payable for service fees	13,430
Increase (Decrease) in variation margin on futures contracts	219
Increase (Decrease) in payable for accrued expenses and other liabilities	2,960
Net change in unrealized (appreciation) depreciation on investments	(5,570,447)
Net realized (gain) loss from investments	(11,487,874)

Net cash provided by (used in) operating activities	(9,957,567)

Cash flows from (used in) financing activities:
Proceeds from shares sold	73,951,255
Payment on shares redeemed	(79,172,752)
Proceeds from reverse repurchase agreements	124,175,970
Repayment of reverse repurchase agreements	(109,090,604)

Net cash from (used in) financing activities	9,863,869

Net increase (decrease) in cash	(93,698)
Cash at beginning of year	-

Cash at end of year	$(93,698)

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$17,330,883
Cash paid out for interest on reverse repurchase agreements	$854,370

The accompanying notes are an integral part of the financial statements.

70

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML China Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$8.82	$0.08	$2.17	$2.25	$(0.03)	$-	$(0.03)	$11.04	25.56%		$18,415	1.91%		1.40%	[j]	0.87%
12/31/11	11.28	0.00 [d]	(2.11)	(2.11)	-	(0.35)	(0.35)	8.82	(18.99%	)	14,667	1.75%		1.40%	[j]	0.04%
12/31/10	12.76	0.03	0.52	0.55	(0.10)	(1.93)	(2.03)	11.28	4.71%		158	1.72%		1.40%	[j]	0.22%
12/31/09[h]	8.45	0.02	4.29	4.31	(0.00)[d]	-	(0.00)[d]	12.76	51.01%	[b]	151	1.76%	[a]	1.40%	[a,j]	0.28%	[a]
Service Class I
12/31/12	$8.79	$0.06	$2.16	$2.22	$-	$-	$-	$11.01	25.26%		$3,579	1.93%		1.65%	[j]	0.67%
12/31/11	11.26	0.04	(2.16)	(2.12)	-	(0.35)	(0.35)	8.79	(19.12%	)	3,064	1.98%		1.65%	[j]	0.32%
12/31/10	12.74	(0.00)[d]	0.52	0.52	(0.07)	(1.93)	(2.00)	11.26	4.42%		21,173	1.97%		1.65%	[j]	(0.02%	)
12/31/09	7.50	(0.02)	5.26	5.24	(0.00)[d]	-	(0.00)[d]	12.74	70.10%		19,266	2.08%		1.65%	[j]	(0.18%	)
12/31/08[g]	10.00	0.01	(2.50)	(2.49)	(0.01)	-	(0.01)	7.50	(24.98%	)[b]	11,486	3.85%	[a]	1.65%	[a,j]	0.56	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	146%	127%	145%	174%	64%	[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
h	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

71

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$10.03	$0.74	$0.89	$1.63	$(0.67)	$(0.06)	$(0.73)	$10.93	16.76%		$122,192	0.86%		0.69%	[j]	7.01%
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	(0.75)	10.03	6.07%		70,558	0.84%		0.69%	[j]	7.28%
12/31/10[g]	10.00	0.48	0.18	0.66	(0.48)	-	(0.48)	10.18	6.79%	[b]	62,005	0.89%	[a]	0.69%	a,[j]	7.23%	[a]
Service Class I
12/31/12	$10.01	$0.72	$0.89	$1.61	$(0.65)	$(0.06)	$(0.71)	$10.91	16.53%		$16,699	1.11%		0.94%	[j]	6.77%
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	(0.73)	10.01	5.77%		7,353	1.09%		0.94%	[j]	7.06%
12/31/10[g]	10.00	0.47	0.17	0.64	(0.47)	-	(0.47)	10.17	6.60%	[b]	2,010	1.14%	[a]	0.94%	[a,j]	7.03%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	95%	69%	72%	[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

72

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[m]
Initial Class
12/31/12	$11.56	$0.32	$0.47	$0.79	$(0.38)	$(0.11)	$-	$(0.49)	$11.86	6.89%
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-	-	(0.56)	11.56	13.49%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-	-	(0.34)	10.71	6.56%
12/31/09	9.53	0.14	0.91	1.05	(0.20)	-	-	(0.20)	10.38	11.17%
12/31/08	10.56	0.54	(0.95)	(0.41)	(0.51)	-	(0.11)	(0.62)	9.53	(4.36%	)
Service Class
12/31/12	$11.53	$0.29	$0.47	$0.76	$(0.35)	$(0.11)	$-	$(0.46)	$11.83	6.65%
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-	-	(0.53)	11.53	13.15%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-	-	(0.32)	10.69	6.32%
12/31/09	9.51	0.23	0.80	1.03	(0.18)	-	-	(0.18)	10.36	10.87%
12/31/08[g]	10.62	(0.17)	(0.66)	(0.83)	(0.26)	-	(0.02)	(0.28)	9.51	(7.87%	)[b]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	31%	35%	44%	41%	46%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

74

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[o]	Interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets[n]	Net investment income (loss) to average daily net assets

$365,094	0.60%	0.21%	0.81%	2.70%
357,595	0.60%	0.16%	0.76%	4.55%
395,893	0.59%	0.21%	0.80%	2.32%
424,682	0.61%	0.30%	0.91%	1.44%
405,288	0.60%	0.94%	1.54%	5.22%

$65,419	0.85%	0.21%	1.06%	2.44%
47,034	0.85%	0.16%	1.01%	4.04%
31,557	0.84%	0.21%	1.05%	2.06%
21,068	0.86%	0.30%	1.16%	2.29%
5,947	0.86%[a]	1.42%[a]	2.28%[a]	(4.70%)[a]

75

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$10.25	$0.16	$0.14	$0.30	$(0.20)	$(0.25)	$(0.45)	$10.10	3.00%		$166,054	0.58%		0.55%	[j]	1.58%
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%		204,222	0.55%		0.55%	[j]	1.49%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	[b]	200,161	0.57%	[a]	0.55%	[a,j]	1.83%	[a]
Service Class I
12/31/12	$10.24	$0.14	$0.14	$0.28	$(0.18)	$(0.25)	$(0.43)	$10.09	2.77%		$20,825	0.83%		0.80%	[j]	1.35%
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%		13,085	0.80%		0.80%	[j]	1.26%
12/31/10[g]	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	[b]	6,225	0.82%	[a]	0.80%	[a,j]	1.48%	[a]

	Year ended December 31
	2012	2011	2010
Portfolio turnover rate for all share classes	322%	317%	214%	[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

76

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Initial Class
12/31/12	$7.57	$0.09	$1.29	$1.38	$-	$(0.13)	$(0.13)	$8.82	18.39%		$82,675	0.82%		N/A		1.09%
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)	(1.43)	7.57	(2.17%	)	93,881	0.77%		N/A		0.59%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-	(0.06)	9.27	23.38%		130,680	0.76%		N/A		0.70%
12/31/09	5.57	0.03	2.00	2.03	(0.03)	-	(0.03)	7.57	36.55%		157,061	0.89%		N/A		0.50%
12/31/08	9.02	0.04	(3.49)	(3.45)	-	(0.00)[d]	(0.00)[d]	5.57	(38.23%	)	87,381	0.92%		0.91%	[j]	0.49%
Service Class
12/31/12	$7.53	$0.08	$1.28	$1.36	$-	$(0.13)	$(0.13)	$8.76	18.09%		$4,545	1.07%		N/A		0.96%
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)	(1.41)	7.53	(2.41%	)	3,090	1.02%		N/A		0.37%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-	(0.04)	9.23	23.08%		2,805	1.01%		N/A		0.51%
12/31/09	5.55	0.02	1.99	2.01	(0.02)	-	(0.02)	7.54	36.22%		2,013	1.14%		N/A		0.28%
12/31/08[g]	8.64	0.02	(3.11)	(3.09)	-	(0.00)[d]	(0.00)[d]	5.55	(35.71%	)[b]	374	1.26%	[a]	N/A		1.03%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	92%	103%	62%	155%[t]	118%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

77

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class II
12/31/12	$9.43	$0.06	$1.47	$1.53	$(0.05)	$-	$(0.05)	$10.91	16.20%		$46,830	1.63%		1.40%	[j]	0.56%
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)	(0.88)	(0.95)	9.43	(22.26%	)	17,992	1.70%		1.40%	[j]	0.28%
12/31/10	11.80	0.04	1.96	2.00	(0.04)	(0.45)	(0.49)	13.31	16.99%		180	1.65%		1.40%	[j]	0.37%
12/31/09[h]	7.70	0.04	4.11	4.15	(0.05)	-	(0.05)	11.80	54.06%	[b]	154	1.77%	[a]	1.40%	[a,j]	0.61%	[a]
Service Class I
12/31/12	$9.48	$0.03	$1.48	$1.51	$(0.02)	$-	$(0.02)	$10.97	15.91%		$8,851	1.88%		1.65%	[j]	0.26%
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00)[d]	(0.88)	(0.88)	9.48	(22.44%	)	7,183	1.95%		1.65%	[j]	0.84%
12/31/10	11.82	0.01	1.95	1.96	(0.01)	(0.45)	(0.46)	13.32	16.75%		27,037	1.90%		1.65%	[j]	0.12%
12/31/09	6.61	0.04	5.19	5.23	(0.02)	-	(0.02)	11.82	79.18%		19,987	2.04%		1.65%	[j]	0.40%
12/31/08[g]	10.00	0.02	(3.41)	(3.39)	(0.00)[d]	-	(0.00)[d]	6.61	(33.86%	)[b]	10,495	3.72%	[a]	1.65%	[a,j]	0.61%	[a]

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	62%	75%	45%	70%	27%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
h	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

78

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are six series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML China Fund (“China Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small/Mid Cap Equity Fund (“Small/Mid Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Class II	Service Class	Service Class I
China Fund	None	5/1/2009	None	8/27/2008
High Yield Fund	None	5/3/2010	None	5/3/2010
Inflation-Protected and Income Fund	8/30/2002	None	8/15/2008	None
Short-Duration Bond Fund	None	5/3/2010	None	5/3/2010
Small/Mid Cap Equity Fund	6/1/1998	None	8/15/2008	None
Strategic Emerging Markets Fund	None	5/1/2009	None	8/27/2008

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of

79

Notes to Financial Statements (Continued)

over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

80

Notes to Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

81

Notes to Financial Statements (Continued)

The High Yield Fund characterized all investments at Level 2, as of December 31, 2012. For the High Yield Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2012, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China Fund
Equities
Common Stock
Basic Materials	$-	$493,957	$-	$493,957
Communications	604,040	2,078,349	-	2,682,389
Consumer, Cyclical	-	1,288,341	-	1,288,341
Consumer, Non-cyclical	-	891,741	-	891,741
Energy	-	3,438,115	-	3,438,115
Financial	-	9,102,445	-	9,102,445
Industrial	201,351	3,431,606	-	3,632,957
Technology	-	382,131	-	382,131
Utilities	-	125,672	-	125,672

Total Common Stock	805,391	21,232,357	-	22,037,748

Total Equities	805,391	21,232,357	-	22,037,748

Total Mutual Funds	197,139	-	-	197,139

Total Long-Term Investments	1,002,530	21,232,357	-	22,234,887

Total Short-Term Investments	-	16,661	-	16,661

Total Investments	$1,002,530	$21,249,018	$-	$22,251,548

Inflation-Protected and Income Fund
Bonds & Notes
Total Corporate Debt	$-	$9,346,452	$-	$9,346,452

Total Municipal Obligations	-	2,466,730	-	2,466,730

Non-U.S. Government Agency Obligations
Automobile ABS	-	35,363,189	-	35,363,189
Commercial MBS	-	8,439,195	-	8,439,195
Credit Card ABS	-	1,100,881	-	1,100,881
Home Equity ABS	-	8,355,715	-	8,355,715
Other ABS	-	27,814,274	2,630,208	30,444,482
Student Loans ABS	-	39,338,995	-	39,338,995
WL Collateral CMO	-	694,433	-	694,433
WL Collateral PAC	-	421,169	-	421,169

Total Non-U.S. Government Agency Obligations	-	121,527,851	2,630,208	124,158,059

82

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Inflation-Protected and Income Fund (Continued)
U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	$-	$2,202,024	$-	$2,202,024

Total U.S. Government Agency Obligations and Instrumentalities	-	2,202,024	-	2,202,024

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	423,313,507	-	423,313,507

Total U.S. Treasury Obligations	-	423,313,507	-	423,313,507

Total Bonds & Notes	-	558,856,564	2,630,208	561,486,772

Total Long-Term Investments	-	558,856,564	2,630,208	561,486,772

Total Short-Term Investments	-	226,703,997	-	226,703,997

Total Investments	$-	$785,560,561	$2,630,208	$788,190,769

Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$67,070,551	$-	$67,070,551

Total Municipal Obligations	-	1,356,689	-	1,356,689

Non-U.S. Government Agency Obligations
Automobile ABS	-	5,988,726	-	5,988,726
Commercial MBS	-	12,476,151	-	12,476,151
Home Equity ABS	-	4,592,252	-	4,592,252
Manufactured Housing ABS	-	117,843	-	117,843
Other ABS	-	4,725,709	813,505	5,539,214
Student Loans ABS	-	8,909,646	-	8,909,646
WL Collateral CMO	-	871,726	-	871,726
WL Collateral PAC	-	222,982	-	222,982

Total Non-U.S. Government Agency Obligations	-	37,905,035	813,505	38,718,540

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	69,480	-	69,480
Pass-Through Securities	-	9,280,105	-	9,280,105

Total U.S. Government Agency Obligations and Instrumentalities	-	9,349,585	-	9,349,585

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	7,834,236	-	7,834,236

Total U.S. Treasury Obligations	-	7,834,236	-	7,834,236

Total Bonds & Notes	-	123,516,096	813,505	124,329,601

Total Long-Term Investments	-	123,516,096	813,505	124,329,601

Total Short-Term Investments	-	67,607,118	-	67,607,118

Total Investments	$-	$191,123,214	$813,505	$191,936,719

83

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Small/Mid Cap Equity Fund
Equities
Common Stock
Basic Materials	$4,579,424	$-	$-		$4,579,424
Communications	4,408,786	-	-		4,408,786
Consumer, Cyclical	9,459,737	-	-		9,459,737
Consumer, Non-cyclical	17,484,103	-	-		17,484,103
Diversified	21,455	-	-		21,455
Energy	5,019,702	-	-	+	5,019,702
Financial	20,279,769	-	-		20,279,769
Industrial	15,066,438	31,720	-		15,098,158
Technology	8,560,939	-	-		8,560,939
Utilities	1,385,182	-	-		1,385,182

Total Common Stock	86,265,535	31,720	-		86,297,255

Total Equities	86,265,535	31,720	-		86,297,255

Rights
Consumer, Non-Cyclical	-	-	4		4

Total Rights	-	-	4		4

Total Mutual Funds	5,200,944	-	-		5,200,944

Total Long-Term Investments	91,466,479	31,720	4		91,498,203

Total Short-Term Investments	-	1,188,148	-		1,188,148

Total Investments	$91,466,479	$1,219,868	$4		$92,686,351

Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$531,309	$2,997,820	$-		$3,529,129
Communications	1,986,961	3,386,952	-		5,373,913
Consumer, Cyclical	-	3,472,520	-		3,472,520
Consumer, Non-cyclical	571,294	1,715,401	-		2,286,695
Diversified	-	784,106	-		784,106
Energy	2,598,076	4,702,561	-		7,300,637
Financial	3,010,525	12,418,021	-		15,428,546
Industrial	230,958	7,287,490	-		7,518,448
Technology	1,753,083	4,074,549	-		5,827,632

Total Common Stock	10,682,206	40,839,420	-		51,521,626

Preferred Stock
Basic Materials	1,516,836	541,741	-		2,058,577
Consumer, Non-cyclical	-	457,645	-		457,645
Financial	-	1,564,600	-		1,564,600

Total Preferred Stock	1,516,836	2,563,986	-		4,080,822

Total Equities	12,199,042	43,403,406	-		55,602,448

Total Mutual Funds	456,288	-	-		456,288

Total Long-Term Investments	12,655,330	43,403,406	-		56,058,736

Total Short-Term Investments	-	199,792	-		199,792

Total Investments	$12,655,330	$43,603,198	$-		$56,258,528

+	Represents security at $0 as of December 31, 2012.

84

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2012, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Futures Contracts
Interest Rate Risk	$22,359	$-	$-	$22,359

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Inflation-Protected and Income Fund
Futures Contracts
Interest Rate Risk	$(1,570)	$-	$-	$(1,570)
Short-Duration Bond Fund
Futures Contracts
Interest Rate Risk	(10,430)	-	-	(10,430)
Swap Agreements
Credit Risk	-	(41,242)	-	(41,242)

The liability shown in the Statement of Assets and Liabilities related to investments purchased on a when-issued basis for the Short-Duration Bond Fund, approximates fair value, which would be categorized at Level 2, as of December 31, 2012. The liability shown in the Statement of Assets and Liabilities related to reverse repurchase agreements for the Inflation-Protected and Income Fund, approximates fair value, which would be categorized at Level 2, as of December 31, 2012. The liabilities shown in the Statements of Assets and Liabilities related to securities on loan for the China Fund, Small/Mid Cap Equity Fund, and Strategic Emerging Markets Fund, approximate fair value, which would be categorized at Level 2, as of December 31, 2012. The asset shown in the Statement of Assets and Liabilities related to collateral held for reverse repurchase agreements for the Inflation-Protected and Income Fund, approximates fair value, which would be categorized at Level 2, as of December 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*			Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Small/Mid Cap Equity Fund	$-	$136,501	**	$(136,501	)**	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded.
**	As of December 31, 2012, the Fund(s) no longer hold these securities.

85

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/12		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/12
Inflation-Protected and Income Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$-	$-	$-	$(28,717)	$2,658,925		$-	$-	$-	$2,630,208		$(28,717)

Short-Duration Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS†	$133,357	$-	$-	$71,888	$-		$-	$-	$-	$205,245		$71,888
Other ABS	-	-	-	(1,975)	610,235		-	-	-	608,260		(1,975)

	$133,357	$-	$-	$69,913	$610,235		$-	$-	$-	$813,505		$69,913

Small/Mid Cap Equity Fund
Long-Term Investments
Equities
Common Stock
Energy	$-	$-	$-	$-	$-	**	$-	$-	$-	$-	**	$-
Industrial	2,629	-	(33,846)	34,666	-		(3,449)	-	-	-		-
Rights
Consumer, Non-Cyclical	4	-	-	-	-		-	-	-	4		-

	$2,633	$-	$(33,846)	$34,666	$-		$(3,449)	$-	$-	$4		$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents security at $0 value as of December 31, 2012.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

The Funds had no transfers in or out of Level 3 of the fair value hierarchy during the year ended December 31, 2012.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2012, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

86

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Inflation- Protected and Income Fund	Short-Duration Bond Fund	Small/Mid Cap Equity Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		A
Intention to Create Investment Leverage in Portfolio		M
Rights and Warrants
Result of a Corporate Action			A

*	Includes any options purchased or written on futures contracts, if applicable.

At December 31, 2012, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund
Liability Derivatives
Futures Contracts^^	$-	$-	$(1,570)	$(1,570)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(1,570)	$(1,570)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	14	14

Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$22,359	$22,359

Liability Derivatives
Futures Contracts^^	$-	$-	$(10,430)	$(10,430)
Swap Agreements^	(41,242)	-	-	(41,242)

Total Value	$(41,242)	$-	$(10,430)	$(51,672)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(686,871)	$(686,871)
Swap Agreements	(441,393)	-	-	(441,393)

Total Realized Gain (Loss)	$(441,393)	$-	$(686,516)	$(1,128,264)

87

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$63,689	$63,689
Swap Agreements	(139,342)	-	-	(139,342)

Total Change in Appreciation (Depreciation)	$(139,342)	$-	$63,689	$(75,653)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	158	158
Swap Agreements	$16,865,164	$-	$-	$16,865,164

Small/Mid Cap Equity Fund
Asset Derivatives
Rights*	$-	$4	$-	$4

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	400	-	400

*	Statements of Assets and Liabilities location: Investments, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2012.

The Small/Mid Cap Equity Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended December 31, 2012.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2012, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the

88

Notes to Financial Statements (Continued)

Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund
SELLS
14	U.S. Treasury Note 5 Year	3/28/13	$(1,741,797)	$(1,570)

Short-Duration Bond Fund
SELLS
82	U.S. Treasury Note 10 Year	3/19/13	$(10,888,063)	$22,359
81	U.S. Treasury Note 5 Year	3/28/13	(10,077,539)	(10,430)

				$11,929

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

89

Notes to Financial Statements (Continued)

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund
Credit Default Swaps
$5,000,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.18†	$(33,034)	$6,760	$(26,274)
2,350,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.18†	(34,548)	22,200	(12,348)
1,800,000	USD	12/20/17	Barclays Bank PLC	Buy	(1.000%	)	CDX.NA.IG.19†	(10,279)	7,659	(2,620)

								(77,861)	36,619	(41,242)

USD	U.S. Dollar
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Rights and Warrants

A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

90

Notes to Financial Statements (Continued)

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

91

Notes to Financial Statements (Continued)

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2012, the Funds had no unfunded loan commitments.

92

Notes to Financial Statements (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Reverse repurchase agreements generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2012:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 10/04/12, 0.270%, to be repurchased on demand until 1/04/13 at value plus accrued interest.	$14,091,000
Agreement with Banque Paribas, dated 10/10/12, 0.280%, to be repurchased on demand until 1/10/13 at value plus accrued interest.	15,641,000
Agreement with Banque Paribas, dated 10/24/12, 0.300%, to be repurchased on demand until 1/24/13 at value plus accrued interest.	3,576,000
Agreement with Banque Paribas, dated 11/01/12, 0.290%, to be repurchased on demand until 2/01/13 at value plus accrued interest.	2,848,000
Agreement with Banque Paribas, dated 11/15/12, 0.280%, to be repurchased on demand until 2/15/13 at value plus accrued interest.	6,499,000
Agreement with Banque Paribas, dated 12/05/12, 0.300%, to be repurchased on demand until 3/05/13 at value plus accrued interest.	22,484,000
Agreement with Banque Paribas, dated 12/07/12, 0.310%, to be repurchased on demand until 3/07/13 at value plus accrued interest.	8,652,000
Agreement with Barclays Bank PLC, dated 12/13/12, 0.330%, to be repurchased on demand until 3/13/13 at value plus accrued interest.	4,976,563
Agreement with Barclays Bank PLC, dated 12/19/12, 0.330%, to be repurchased on demand until 3/19/13 at value plus accrued interest.	16,686,625
Agreement with Daiwa Securities, dated 11/29/12, 0.300%, to be repurchased on demand until 2/27/13 at value plus accrued interest.	8,750,000
Agreement with Deutsche Bank AG, dated 10/11/12, 0.280%, to be repurchased on demand until 1/11/13 at value plus accrued interest.	26,323,573
Agreement with Deutsche Bank AG, dated 10/25/12, 0.300%, to be repurchased on demand until 1/24/13 at value plus accrued interest.	9,671,481
Agreement with Goldman Sachs & Co., dated 10/25/12, 0.320%, to be repurchased on demand until 1/24/13 at value plus accrued interest.	60,497,320
Agreement with Goldman Sachs & Co., dated 12/11/12, 0.330%, to be repurchased on demand until 3/08/13 at value plus accrued interest.	13,076,268

93

Notes to Financial Statements (Continued)

Description	Value
Inflation-Protected and Income Fund (Continued)
Agreement with Goldman Sachs & Co., dated 12/11/12, 0.330%, to be repurchased on demand until 3/12/13 at value plus accrued interest.	$2,881,478
Agreement with Goldman Sachs & Co., dated 12/18/12, 0.330%, to be repurchased on demand until 3/19/13 at value plus accrued interest.	12,603,343
Agreement with HSBC Finance Corp., dated 10/12/12, 0.290%, to be repurchased on demand until 1/09/13 at value plus accrued interest.	3,825,000
Agreement with HSBC Finance Corp., dated 10/24/12, 0.280%, to be repurchased on demand until 1/24/13 at value plus accrued interest.	22,506,500
Agreement with HSBC Finance Corp., dated 11/01/12, 0.300%, to be repurchased on demand until 2/01/13 at value plus accrued interest.	13,957,500
Agreement with HSBC Finance Corp., dated 11/28/12, 0.270%, to be repurchased on demand until 2/27/13 at value plus accrued interest.	3,062,500
Agreement with HSBC Finance Corp., dated 12/07/12, 0.270%, to be repurchased on demand until 3/07/13 at value plus accrued interest.	14,277,500
Agreement with HSBC Finance Corp., dated 12/12/12, 0.270%, to be repurchased on demand until 3/12/13 at value plus accrued interest.	50,895,000
Agreement with Morgan Stanley & Co., dated 11/15/12, 0.340%, to be repurchased on demand until 2/14/13 at value plus accrued interest.	22,749,473
Agreement with Morgan Stanley & Co., dated 12/11/12, 0.320%, to be repurchased on demand until 3/08/13 at value plus accrued interest.	2,953,836

$363,484,960

Average balance outstanding	$362,735,457
Maximum balance outstanding	$378,979,297
Average interest rate	0.25%
Weighted average maturity	73 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Securities Lending

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2012, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
China Fund	$335	$66	$269
Small/Mid Cap Equity Fund	50,026	9,949	40,077
Strategic Emerging Markets Fund	2,257	447	1,810

94

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the China Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

95

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the China Fund, Small/Mid Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	1.05%
High Yield Fund*	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund*	0.40% on the first $300 million; and
0.35% on any excess over $300 million
Small/Mid Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund*	1.05% on the first $500 million; and
1.00% on any excess over $500 million

*Prior	to June 1, 2012, the investment management fees were as follows:

High Yield Fund	0.60%
Short-Duration Bond Fund	0.40%
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the

96

Notes to Financial Statements (Continued)

investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	0.65%
Strategic Emerging Markets Fund	0.65%

In addition, Baring Asset Management (Asia) Limited (“Baring Asia”) serves as a sub-subadviser for the China Fund. Baring Asia is also an indirect, wholly-owned subsidiary of MassMutual. The appointment of Baring Asia as a sub-subadviser to the Fund does not relieve Baring of any obligation or liability to the Fund that it would otherwise have pursuant to the investment subadvisory agreement between MassMutual and Baring with respect to the Fund, and any and all acts and omissions of Baring Asia in respect of the Fund shall be considered the acts and omissions of Baring. Baring will pay Baring Asia an amount to be determined by Baring and Baring Asia from time to time, such amount not to exceed the amount paid by MassMutual to Baring under the China Fund’s investment subadvisory agreement.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small/Mid Cap Equity Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the Fund’s average daily net assets, at the following annual rate:

Small/Mid Cap Equity Fund	0.25%

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
China Fund	0.25%	0.25%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

97

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. For the China Fund, effective October 1, 2011, through December 1, 2012, the Distributor voluntarily agreed to waive Service Class I’s 0.25% 12b-1 fee.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
China Fund*	1.40%	1.65%
High Yield Fund*	0.69%	0.94%
Short-Duration Bond Fund*	0.55%	0.80%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013. Interest expense and short sale dividend and loan expense were not excluded from the caps prior to May 1, 2012.

MassMutual has agreed to waive, through April 30, 2013, 0.10% of the management fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

98

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
China Fund	$-	$28,599,316	$-	$28,306,157
High Yield Fund	-	152,059,407	-	102,208,598
Inflation-Protected and Income Fund	84,384,915	141,214,484	84,221,958	77,912,715
Short-Duration Bond Fund	345,569,153	76,316,881	373,489,654	67,614,380
Small/Mid Cap Equity Fund	-	80,191,546	-	104,887,798
Strategic Emerging Markets Fund	-	53,447,945	-	27,257,856

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
China Fund Class II
Sold	-	$-	1,648,304	$17,175,322
Issued as reinvestment of dividends	5,221	47,570	504	4,948
Redeemed	-	-	-	-

Net increase (decrease)	5,221	$47,570	1,648,808	$17,180,270

China Fund Service Class I
Sold	54,644	$522,670	127,074	$1,364,042
Issued as reinvestment of dividends	-	-	69,341	678,153
Redeemed	(78,100)	(757,017)	(1,727,660)	(17,984,928)

Net increase (decrease)	(23,456)	$(234,347)	(1,531,245)	$(15,942,733)

High Yield Fund Class II
Sold	4,295,249	$45,410,020	1,309,865	$13,428,865
Issued as reinvestment of dividends	717,313	7,600,070	492,139	4,932,529
Redeemed	(869,437)	(9,215,844)	(857,176)	(8,836,814)

Net increase (decrease)	4,143,125	$43,794,246	944,828	$9,524,580

High Yield Fund Service Class I
Sold	998,017	$10,526,211	595,326	$6,087,288
Issued as reinvestment of dividends	81,436	863,480	35,966	357,486
Redeemed	(283,066)	(2,986,051)	(94,476)	(961,130)

Net increase (decrease)	796,387	$8,403,640	536,816	$5,483,644

Inflation-Protected and Income Fund Initial Class
Sold	4,725,849	$55,309,165	4,228,207	$46,670,842
Issued as reinvestment of dividends	1,293,455	15,129,934	1,797,900	19,913,403
Redeemed	(6,164,593)	(72,754,421)	(12,052,186)	(136,908,315)

Net increase (decrease)	(145,289)	$(2,315,322)	(6,026,079)	$(70,324,070)

99

Notes to Financial Statements (Continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011

	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Service Class
Sold	1,814,389	$21,341,346	1,410,716	$15,898,179
Issued as reinvestment of dividends	188,528	2,200,949	160,291	1,777,551
Redeemed	(550,130)	(6,461,937)	(445,019)	(4,966,362)

Net increase (decrease)	1,452,787	$17,080,358	1,125,988	$12,709,368

Short-Duration Bond Fund Class II
Sold	1,507,641	$15,238,403	3,869,662	$39,398,616
Issued as reinvestment of dividends	716,871	7,217,646	517,619	5,248,008
Redeemed	(5,715,587)	(58,670,026)	(4,209,501)	(43,083,522)

Net increase (decrease)	(3,491,075)	$(36,213,977)	177,780	$1,563,102

Short-Duration Bond Fund Service Class I
Sold	1,211,284	$12,293,896	1,074,767	$10,983,194
Issued as reinvestment of dividends	67,524	679,355	19,099	193,865
Redeemed	(493,240)	(4,992,594)	(430,588)	(4,396,349)

Net increase (decrease)	785,568	$7,980,657	663,278	$6,780,710

Small/Mid Cap Equity Fund Initial Class
Sold	933,537	$7,795,267	712,167	$6,653,842
Issued as reinvestment of dividends	146,105	1,233,842	2,075,514	15,054,613
Redeemed	(4,118,476)	(34,560,647)	(4,474,237)	(41,437,837)

Net increase (decrease)	(3,038,834)	$(25,531,538)	(1,686,556)	$(19,729,382)

Small/Mid Cap Equity Fund Service Class
Sold	171,594	$1,432,841	93,858	$848,369
Issued as reinvestment of dividends	7,206	60,464	67,252	485,272
Redeemed	(70,311)	(584,479)	(54,544)	(517,256)

Net increase (decrease)	108,489	$908,826	106,566	$816,385

Strategic Emerging Markets Fund Class II
Sold	4,217,935	$44,756,716	1,794,161	$20,394,387
Issued as reinvestment of dividends	18,577	200,814	99,692	916,130
Redeemed	(1,852,886)	(19,464,041)	(16)	(160)

Net increase (decrease)	2,383,626	$25,493,489	1,893,837	$21,310,357

Strategic Emerging Markets Fund Service Class I
Sold	231,239	$2,325,312	243,533	$2,895,445
Issued as reinvestment of dividends	1,334	14,485	117,372	1,223,955
Redeemed	(183,457)	(1,864,776)	(1,633,127)	(18,967,249)

Net increase (decrease)	49,116	$475,021	(1,272,222)	$(14,847,849)

6.	Federal Income Tax Information

At December 31, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China Fund	$19,371,943	$3,152,077	$(272,472)	$2,879,605
High Yield Fund	133,163,793	6,398,319	(1,022,722)	5,375,597
Inflation-Protected and Income Fund	743,161,592	45,974,250	(945,073)	45,029,177

100

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$190,280,916	$2,315,366	$(659,563)	$1,655,803
Small/Mid Cap Equity Fund	78,789,457	15,396,226	(1,499,332)	13,896,894
Strategic Emerging Markets Fund	53,094,077	5,139,958	(1,975,507)	3,164,451

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016
Small/Mid Cap Equity Fund	$1,967,580	$5,154,680

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2012, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
China Fund	$313,965	$826,265
Strategic Emerging Markets Fund	-	555,837

The Strategic Emerging Markets Fund elected to defer to the fiscal year beginning January 1, 2013, late year ordinary losses in the amount of $7,338.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$47,570	$-	$-
High Yield Fund	8,370,167	93,383	-
Inflation-Protected and Income Fund	13,374,582	3,956,301	-
Short-Duration Bond Fund	7,699,514	197,487	-
Small/Mid Cap Equity Fund	-	1,294,306	-
Strategic Emerging Markets Fund	208,516	-	-

101

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$231,225	$451,876	$-
High Yield Fund	5,290,015	-	-
Inflation-Protected and Income Fund	21,688,905	2,049	-
Short-Duration Bond Fund	5,441,873	-	-
Small/Mid Cap Equity Fund	1,018,610	14,521,275	-
Strategic Emerging Markets Fund	372,163	1,752,575	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2012:

Amount
China Fund	$35,389
Strategic Emerging Markets Fund	108,806

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2012, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
China Fund	$162,677	$(1,140,230)	$(1,601)	$2,879,606
High Yield Fund	1,931,849	1,660,759	(4,558)	5,375,597
Inflation-Protected and Income Fund	-	10,157,306	(42,372)	45,029,138
Short-Duration Bond Fund	931,709	199,546	(6,359)	1,655,189
Small/Mid Cap Equity Fund	1,874,016	3,255,071	(21,167)	13,896,894
Strategic Emerging Markets Fund	-	(555,837)	(9,570)	3,137,809

During the year ended December 31, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
China Fund	$16	$923	$(939)
High Yield Fund	41	57,584	(57,625)
Inflation-Protected and Income Fund	412	(2,117,466)	2,117,054
Short-Duration Bond Fund	122	(907,294)	907,172
Small/Mid Cap Equity Fund	(34)	(28,430)	28,464
Strategic Emerging Markets Fund	(6,768)	24,000	(17,232)

102

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On December 16, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. ASU 2011-11 amends FASB Accounting Standards Codification Topic 210, specifically requiring an entity to disclose information about offsetting and related arrangements and the effect those arrangements have on the financial position. ASU 2011-11 is effective in annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small/Mid Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2012, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML China Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small/Mid Cap Equity Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2012, and the related statements of operations for the year then ended, the statement of cash flows for the MML Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2012, the results of their operations for the year then ended, the cash flows of the MML Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

104

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 70	Chairman Trustee	Since 2012 Since 2012	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee Chairman	Since 2005 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2005	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

105

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 66	Trustee	Since 2012	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 2012	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2005	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	93^^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

106

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2012	Retired.	93^^	Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee Vice Chairperson	Since 2011 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman, President, and CEO (since 2012), MassMutual International LLC.	91	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 50	President	Since 2007	Vice President (since 2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	36

Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	91

107

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	91

Eric H. Wietsma Age: 46	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

108

Federal Tax Information (Unaudited)

For the year ended December 31, 2012, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
China Fund	$480,954
Strategic Emerging Markets Fund	951,417

109

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

110

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2012:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
China Fund
Class II	$1,000	1.40%	$1,180.70	$7.72	$1,018.20	$7.14
Service Class I	1,000	1.65%	1,180.10	9.09	1,016.90	8.41
High Yield Fund
Class II	1,000	0.69%	1,088.20	3.64	1,021.80	3.53
Service Class I	1,000	0.94%	1,086.60	4.96	1,020.50	4.80
Inflation-Protected and Income Fund
Initial Class	1,000	0.59%	1,029.70	3.03	1,022.30	3.02
Service Class	1,000	0.84%	1,028.80	4.31	1,021.00	4.29
Short-Duration Bond Fund
Class II	1,000	0.55%	1,014.20	2.80	1,022.50	2.81
Service Class I	1,000	0.80%	1,013.40	4.07	1,021.20	4.09

111

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small/Mid Cap Equity Fund
Initial Class	$1,000	0.75%	$1,076.50	$3.94	$1,021.50	$3.83
Service Class	1,000	1.01%	1,075.10	5.30	1,020.20	5.16
Strategic Emerging Markets Fund
Class II	1,000	1.40%	1,141.40	7.58	1,018.20	7.14
Service Class I	1,000	1.65%	1,139.80	8.92	1,016.90	8.41

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

112

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001

© 2013 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_II    113 CRN201303-156811

Item 2. Code of Ethics.

As of December 31, 2012, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2012, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2012 and 2011 were $311,192 and $308,138, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2012 and 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2012 and 2011 were $52,536 and $79,760, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2012 and 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2012 and 2011.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2012 and 2011 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant,

the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2012 and 2011 were $4,819,389 and $2,798,539, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/22/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date	2/22/13

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/22/13